PRINCIPAL LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT B

                               PERSONAL VARIABLE

                       (A GROUP VARIABLE ANNUITY CONTRACT

                        FOR EMPLOYER SPONSORED QUALIFIED

                      AND NON-QUALIFIED RETIREMENT PLANS)

           Issued by Principal Life Insurance Company (the "Company")


                          Prospectus dated May 1, 2002



This Prospectus concisely sets forth information about Principal Life Insurance Company Separate Account B and Personal Variable (a Group Variable Annuity Contract) (the "Contract") that an investor ought to know before investing. It should be read and retained for future reference.


Additional information about the Contracts, including a Statement of Additional Information, dated May 1, 2002, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus. The table of contents of the Statement of Additional Information appears at the end of this Prospectus. A copy of the Statement of Additional Information can be obtained, free of charge, upon request by writing or telephoning:

                     Princor Financial Services Corporation
                                  a company of
                         the Principal Financial Group
                              Des Moines, IA 50392
                           Telephone: 1-800-633-1373

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus is valid only when accompanied by the current prospectus for Principal Variable Contracts Fund, Inc. (the "Fund") which should be kept for future reference.

                               TABLE OF CONTENTS


Glossary of Special Terms ...............................................3

Expense Table and Example...............................................6

Summary.................................................................7

Condensed Financial Information.........................................9

Description of Principal Life Insurance Company.........................10

Principal Life Insurance Company Separate Account B.....................11

The Underlying Mutual Fund..............................................11

Deductions under the Contract ...........................................13

Other Expenses..........................................................16

Surplus Distribution at Sole Discretion of the Company ..................17

The Contract ............................................................17

Statement of Values.....................................................27

Services Available by Telephone.........................................28

Distribution of the Contract............................................28

Performance Calculation.................................................29

Voting Rights...........................................................30

Federal Tax Status......................................................30

Rights Reserved by the Company..........................................35

State Regulation........................................................35

General Information.....................................................35

Table of Contents of the Statement of Additional Information............36



This Prospectus does not constitute an offer of, or solicitation of any offer to acquire, any interest or participation in the Contracts in any jurisdiction in which such an offer or solicitation may not lawfully be made. No person is authorized to give any information or to make any representations in connection with the Contracts other than those contained in this Prospectus.

GLOSSARY OF SPECIAL TERMS


ACCOUNT - Series or portfolio of a Mutual Fund in which a Separate Account Division invests.


AGGREGATE INVESTMENT ACCOUNT VALUE - The sum of the Investment Account Values for Investment Accounts which correlate to a Plan Participant.


ANNUAL AVERAGE BALANCE - The total value at the beginning of the Deposit Year of all Investment Accounts which correlate to a Plan Participant under the contract and other Plan assets that correlate to a Plan Participant that are not allocated to the contract or an Associated or Companion Contract but for which the Company provides recordkeeping services ("Outside Assets"), adjusted by the time weighted average of Contributions to, and withdrawals from, Investment Accounts and Outside Assets (if any) which correlate to the Plan Participant during the period.


ANNUITY CHANGE FACTOR - The factor used to determine the change in value of a Variable Annuity in the course of payment.


ANNUITY COMMENCEMENT DATE - The beginning date for Annuity Payments.


ANNUITY PREMIUM - The amount applied under the contract to purchase an annuity.


ANNUITY PURCHASE DATE - The date an Annuity Premium is applied to purchase an annuity.


ASSOCIATED CONTRACT - An annuity contract issued by the Company to the same Contractholder to fund the same or a comparable Plan as determined by the Company.


COMMUTED VALUE - The dollar value, as of a given date, of remaining Variable Annuity Payments. It is determined by the Company using the interest rate assumed in determining the initial amount of monthly income and assuming no variation in the amount of monthly payments after the date of determination.


COMPANION CONTRACT - An unregistered group annuity contract offering guaranteed interest crediting rates and which is issued by the Company to the Contractholder for the purpose of funding benefits under the Plan. The Company must agree in writing that a contract is a Companion Contract.


CONTINGENT DEFERRED SALES CHARGE - The charge deducted from certain cash withdrawals from an Investment Account before the Annuity Purchase Date, payments made because of a Termination of Employment or amounts transferred to an Alternate Funding Agent.


CONTRACT ADMINISTRATION/RECORDKEEPING CHARGE - A charge deducted or paid separately by the Contractholder on a quarterly basis each Deposit Year prior to the Annuity Commencement Date or on a complete redemption of Investment Accounts which correlate to a Plan Participant from the Aggregate Investment Accounts that correlate to each Plan Participant.


CONTRACT DATE - The date this contract is effective, as shown on the face page of the contract.


CONTRACT YEAR - A period beginning on a Yearly Date and ending on the day before the next Yearly Date.


CONTRACTHOLDER - The entity to which the contract will be issued, which will normally be an Employer, an association, or a trust established for the benefit of Plan Participants and their beneficiaries.


CONTRIBUTIONS - Amounts contributed under the contract which are accepted by the Company.


DEPOSIT YEAR - The twelve-month period ending on a day selected by the Contractholder.


DIVISION - The part of Separate Account B which is invested in shares of an Account of a Mutual Fund.

EMPLOYER - The corporation, sole proprietor, firm, organization, agency or political subdivision named as employer in the Plan and any successor.


FLEXIBLE INCOME OPTION - A periodic distribution from the contract in an amount equal to the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or a greater amount as requested by the Owner of Benefits.


FUNDING AGENT - An insurance company, custodian or trustee designated by the Contractholder and authorized to receive any amount or amounts transferred from the contract described in this prospectus. Funding Agent will also mean Principal Life Insurance Company where the Contractholder directs the Company to transfer such amounts from the contract described in this prospectus to another group annuity contract issued by the Company to the Contractholder.


INTERNAL REVENUE CODE ("CODE") - The Internal Revenue Code of 1986, as amended, and the regulations thereunder. Reference to the Internal Revenue Code means such Code or the corresponding provisions of any subsequent revenue code and any regulations thereunder.


INVESTMENT ACCOUNT - An account that correlates to a Plan Participant established under the contract for each type of Contribution and for each Division in which the Contribution is invested.


INVESTMENT ACCOUNT VALUE - The value of an Investment Account for a Division which on any date will be equal to the number of units then credited to such account multiplied by the Unit Value of this series of contracts for that Division for the Valuation Period in which such date occurs.


MUTUAL FUND - A registered open-end investment company in which a Division of Separate Account B invests.


NET INVESTMENT FACTOR - The factor used to determine the change in Unit Value of a Division during a Valuation Period.


NORMAL INCOME FORM - The form of benefit to be provided under the Plan if the Owner of Benefits does not elect some other form. If the Plan does not specify a Normal Income Form, the Normal Income Form shall be: (a) for an unmarried Plan Participant, the single life with ten years certain annuity option described in this Prospectus, (b) for a married Plan Participant, the joint one-half survivor annuity option described in this Prospectus.


NOTIFICATION - Any form of notice received by the Company at the Company's home office and approved in advance by the Company including written forms, electronic transmissions, telephone transmissions, facsimiles or photocopies.


OWNER OF BENEFITS - The entity or individual that has the exclusive right to be paid benefits and exercise rights and privileges pursuant to such benefits. The Owner of Benefits is the Plan Participant under all contracts except contracts used to fund General Creditor Non-Qualified Plans (see "Summary") wherein the Contractholder is the Owner of Benefits.


PLAN - The plan established by the Employer in effect on the date the contract is executed and as amended from time to time, which the Employer has designated to the Company in writing as the Plan funded by the contract.


PLAN PARTICIPANT - A person who is (i) a participant under the Plan, (ii) a beneficiary of a deceased participant, or (iii) an alternative payee under a Qualified Domestic Relations Order, in whose name an Investment Account has been established under this contract.


QUALIFIED DOMESTIC RELATIONS ORDER - A Qualified Domestic Relations Order as defined in Internal Revenue Code Section 414(p)(1)(A).


QUARTERLY DATE - The last Valuation Date of the third, sixth, ninth and twelfth month of each Deposit Year.

SEPARATE ACCOUNT B - A separate account established by the Company under Iowa law to receive Contributions under the contract offered by this Prospectus and other contracts issued by the Company. It is divided into Divisions, each of which invest in a corresponding Account of the Principal Variable Contracts Fund, Inc.


TERMINATION OF EMPLOYMENT - A Plan Participant's termination of employment with the Employer, determined under the Plan and as reported to the Company.


TOTAL AND PERMANENT DISABILITY - The condition of a Plan Participant when, as the result of sickness or injury, the Plan Participant is prevented from engaging in any substantial gainful activity and such total disability has been continuous for a period of at least six months. For contracts sold in the state of Pennsylvania, this term shall have the same meaning as defined in the Plan. The Plan Participant must submit due proof thereof which is acceptable to the Company.


UNIT VALUE - The value of a unit of a Division of Separate Account B.


VALUATION DATE - The date as of which the net asset value of an Account is determined.


VALUATION PERIOD - The period of time between when the net asset value of an Account is determined on one Valuation Date and when such value is determined on the next following Valuation Date.


VARIABLE ANNUITY PAYMENTS - A series of periodic payments, the amounts of which are not guaranteed but which will increase or decrease to reflect the investment experience of the Capital Value Division of Separate Account B. Periodic payments made pursuant to the Flexible Income Option are not Variable Annuity Payments.


VARIABLE ANNUITY RESERVES - The reserves held for annuities in the course of payment for the Contract.


YEARLY DATE - The Contract Date and the same day of each year thereafter.

EXPENSE TABLE AND EXAMPLE


The following tables depict fees and expenses applicable to the aggregate of all Investment Accounts that correlate to a Plan Participant established under the Contract. The purpose of the table is to assist the Owner of Benefits in understanding the various costs and expenses that an Owner of Benefits will bear directly or indirectly. The table reflects expenses of the Separate Account as well as the expenses of the Accounts in which the Separate Account invests as of the most recent fiscal year. The example below should not be considered a representation of past or future expenses; actual expenses may be greater or lesser than those shown. See "Deductions under the Contract."

                               EXPENSE TABLE/(1)/

 TRANSACTION EXPENSES
 --------------------
 Sales Load Imposed on Purchases
 (as a percentage of purchase payments)     None

 Deferred Sales Load/(2)/
 (as a percentage of amount surrendered)

                         FOR WITHDRAWALS OCCURRING DURING
                        PLAN PARTICIPANT'S YEAR OF COVERAGE
            -----------------------------------------------------------
             1      2      3      4      5      6      7      THEREAFTER
             -      -      -      -      -      -      -      ----------
            5.00%  4.25%  3.50%  2.75%  2.00%  1.25%  0.50%            0%

 Surrender Fees                           None
 Exchange Fee                             None
 ANNUAL CONTRACT FEE /(3)/
 -------------------------
 Contract Administration Expense/         $34 per Plan Participant + (.35% of
 Recordkeeping Charge/(2)/                the Balance of the Investment
                                          Accounts and Outside Assets which
                                          correlate to the Plan Participant
                                          subject to a minimum annual charge of
                                          $3,000)./(4)(5)/
 SEPARATE ACCOUNT ANNUAL EXPENSES
 --------------------------------
 (as a percentage of average account
 value)
 Mortality and Expense Risk Charge/(2)/   .64%

 ANNUAL EXPENSES OF ACCOUNTS
 ---------------------------
 (as a percentage of average net assets
 of the following accounts)



                                MANAGEMENT   OTHER     TOTAL ACCOUNTS
                                   FEES     EXPENSES   ANNUAL EXPENSES
                                ----------  --------   ---------------
 Balanced Account                  .59%       .02%          .61%
 Bond Account                      .49        .01           .50
 Capital Value Account             .60        .01           .61
 Government Securities Account     .48        .01           .49
 Growth Account                    .60        .01           .61
 International Account             .85        .07           .92
 MidCap Account                    .61        .01           .62
 Money Market Account              .48        .02           .50


/ //(1)/ The Contractholder must also pay a documentation expense (if applicable) and, if services are provided to multiple employee group locations, a location fee. (See "Other Expenses.")
/ //(2)/ The Contingent Deferred Sales Charge, Contract Administration
 Expense/Recordkeeping Charge and mortality and expense risks charge may be changed on 60-days notice subject to certain limitations.
/ //(3)/ Annual contract fees are charged on a quarterly basis (based on balance of Investment Accounts at the end of each quarter) or assessed upon a complete redemption of all Investment Accounts which correlate to a Plan Participant. (See "Deductions Under the Contract.")
/ //(4)/ If benefit plan reports are mailed to the Plan Participants' home address, the $34 charge will be increased to $37. If more than one 401(k) or 401(m) non-discrimination tests are provided by the Company in any Deposit Year, the $34 ($37) per Plan Participant Contract Administration Expense may be increased by 3% for each additional test. If benefit plan reports are mailed monthly instead of quarterly, the $34 ($37) charge will be increased by 24%. (See "Deductions Under the Contract.")
/ //(5)/ An additional $25 annual charge will be made for aggregate Investment
 Account Values which correlate to the Plan Participant for which a Flexible Income Option has been selected. (See "Deductions Under the Contract.")

                                    EXAMPLE

If the Investments Accounts which correlate to a Plan Participant are surrendered at the end of the applicable time period:



The Owner of Benefits would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     SEPARATE ACCOUNT DIVISION           1 YEAR       3 YEARS        5 YEARS        10 YEARS
     -------------------------           ------       -------       --------        --------
 Balanced                                 $69           $ 93          $118            $205
 Bond                                     $68           $ 90          $112            $192
 Capital Value                            $69           $ 93          $118            $205
 Government Securities                    $68           $ 89          $111            $191
 Growth                                   $69           $ 93          $118            $205
 International                            $72           $103          $134            $239
 MidCap                                   $69           $ 94          $118            $206
 Money Market                             $68           $ 90          $112            $192




If the Investment Accounts which correlate to a Plan Participant are annuitized at the end of the applicable time period or rate not surrendered:



The Owner of Benefits would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

     SEPARATE ACCOUNT DIVISION           1 YEAR       3 YEARS        5 YEARS        10 YEARS
     -------------------------           ------       -------       --------        --------
 Balanced                                 $18           $55           $ 94            $205
 Bond                                     $16           $51           $ 88            $192
 Capital Value                            $18           $55           $ 94            $205
 Government Securities                    $16           $51           $ 88            $191
 Growth                                   $18           $55           $ 94            $205
 International                            $21           $65           $111            $239
 MidCap                                   $18           $55           $ 95            $206
 Money Market                             $16           $51           $ 88            $192




SUMMARY


The following summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.


CONTRACT OFFERED
The group variable annuity contract described by this Prospectus was issued by the Company and designed to aid in retirement planning. The Contract provides for the accumulation of Contributions and the payment of Variable Annuity Payments on a completely variable basis. As of January 1, 1998, the Contract is no longer offered.

CONTRIBUTIONS
The contract prescribes no limits on the minimum Contribution which may be made to an Investment Account. Plan Participant maximum Contributions are discussed under "Federal Tax Status." Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.

All Contributions made pursuant to the contract are allocated to one or more Investment Accounts which correlate to a Plan Participant. An Investment Account is established for each type of Contribution for each Division of Separate Account B as directed by the Owner of Benefits. Currently, the Divisions available under the Contract are: Balanced, Bond, Capital Value, Government Securities, Growth, International, MidCap and Money Market. The Contractholder may choose to limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions and the Capital Value Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments. Additional Divisions may be added in the future. If no direction is provided for a particular Contribution, such Contribution will be allocated to an Investment Account which is invested in the Money Market Division.

SEPARATE ACCOUNT B
Each of the Divisions corresponds to one of the Accounts in which Contributions may be invested. The objective of the contract is to provide a return on amounts contributed that will reflect the investment experience of the Accounts in which the Divisions to which Contributions are directed are invested. The value of the Contributions accumulated in Separate Account B prior to the Annuity Commencement Date will vary with the investment experience of the Accounts.

Each of the Divisions invests only in shares of an Account of Principal Variable Contracts Fund, Inc. as indicated in the table below.

                                DIVISION                                      ACCOUNT
                                --------                                      -------
            Balanced Division                                    Balanced Account
            Bond Division                                        Bond Account
            Capital Value Division                               Capital Value Account
            Government Securities Division                       Government Securities Account
            Growth Division                                      Growth Account
            International Division                               International Account
            MidCap Division                                      MidCap Account
            Money Market Division                                Money Market Account



DISTRIBUTIONS, TRANSFERS AND WITHDRAWALS
Variable Annuity Payments will be made on and after a Plan Participant's Annuity Commencement Date. All Variable Annuity Payments will reflect the performance of the Account underlying the Capital Value Division and therefore the annuitant is subject to the risk that the amount of variable annuity payments may decline. (See "Income Benefits.")

Generally, at any time prior to the Annuity Purchase Date, the Owner of Benefits may transfer all or any portion of an Investment Account which correlates to a Plan Participant to another available Investment Account correlating to such Plan Participant. If a Companion Contract has been issued to the Contractholder to fund the Plan, and if permitted by the Plan and Companion Contract, amounts transferred from such Companion Contract may be invested in this Contract to establish Investment Accounts which correlate to a Plan Participant at any time at least one month before the Annuity Commencement Date. Similarly, if the Company has issued a Companion Contract to the Contractholder, and if permitted by the Plan and the Companion Contract, the Owner of Benefits, subject to certain limitations, may file a Notification with the Company to transfer all or a portion of the Investment Account values which correlate to a Plan Participant to the Companion Contract. (See "Withdrawals and Transfers.") In addition, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts that correlate to the Plan Participant at any time prior to the Plan Participant's Termination of Employment, disability, retirement or the Annuity Purchase Date subject to any charges that may be applied. (See "Withdrawals and Transfers.") Note that withdrawals before age 591/2 may involve an income tax penalty. (See "Federal Tax Status.") No withdrawals are permitted after the Annuity Purchase Date.

CONDENSED FINANCIAL INFORMATION



Financial statements are included in the Statement of Additional Information. Following are Unit Values for the Personal Variable Annuity Contract for the periods ended December 31.

                                                                  NUMBER OF
                               ACCUMULATION UNIT VALUE        ACCUMULATION UNITS
                          ---------------------------            OUTSTANDING
                             BEGINNING            END           END OF PERIOD
                             OF PERIOD         OF PERIOD        (IN THOUSANDS)
                             ---------         ---------     --------------------
 Balanced Division
 Year Ended December 31
  2001                         $1.792           $1.657              1,627
  2000                          1.801            1.792              2,448
  1999                          1.771            1.801              2,849
  1998                          1.592            1.771              2,321
  1997                          1.359            1.592              1,775
  1996                          1.208            1.359              1,015
  1995                           .975            1.208                327
 Period Ended December
 31, 1994/(1)/                  1.000             .975                101
 Bond Division
 Year Ended December 31
  2001                          1.530            1.644                768
  2000                          1.423            1.530                804
  1999                          1.471            1.423                998
  1998                          1.374            1.471                766
  1997                          1.251            1.374                487
  1996                          1.229            1.251                274
  1995                          1.012            1.229                124
 Period Ended December
 31, 1994/(1)/                  1.000            1.012                  0
 Capital Value Division
 Year Ended December 31
  2001                          2.560            2.339              2,247
  2000                          2.522            2.560              3,098
  1999                          2.651            2.522              4,014
  1998                          2.349            2.651              3,764
  1997                          1.840            2.349              3,443
  1996                          1.498            1.840              2,915
  1995                          1.142            1.498              2,336
  1994                          1.143            1.142              1,638
  1993                          1.066            1.143                504
 Government Securities
 Division
 Year Ended December 31
  2001                          1.669            1.784              1.583
  2000                          1.508            1.669              1,849
  1999                          1.522            1.508              2,111
  1998                          1.414            1.522              1,954
  1997                          1.289            1.414              1,816
  1996                          1.255            1.289              1,936
  1995                          1.060            1.255              1,890
  1994                          1.116            1.060              1,575
  1993                          1.020            1.116                809
  1992/(2)/                     1.000            1.020                 15
  Growth Division
 Year Ended December 31
  2001                          2.200            1.625              2,238
  2000                          2.459            2.200              2,805
  1999                          2.125            2.459              3,115
  1998                          1.763            2.125              2,232
  1997                          1.397            1.763              1,575
  1996                          1.249            1.397                814
  1995                          1.000            1.249                278
 PeriodEndedDecember31,1994/(1) 1.000            1.000                  5
 International Division
 Year Ended December 31
  2001                               1.877            1.413              1,357
  2000                               2.061            1.877              1,683
  1999                               1.647            2.061              1,755
  1998                               1.507            1.647              1,511
  1997                               1.352            1.507              1,014
  1996                               1.087            1.352                487
  1995                                .957            1.087                160
 Period Ended December 31,
 1994/(1)/                           1.000             .957                 21
 MidCap Division
 Year Ended December 31
  2001                               2.458            2.352              1,597
  2000                               2.159            2.458              1,979
  1999                               1.922            2.159              2,156
  1998                               1.866            1.922              1,918
  1997                               1.530            1.866              1,478
  1996                               1.270            1.530                830
  1995                                .990            1.270                288
 Period Ended December 31,
 1994/(1)/                           1.000             .990                 14
 Money Market Division
 Year Ended December 31
  2001                               1.403            1.448              1,567
  2000                               1.332            1.403              1,680
  1999                               1.278            1.332              1,513
  1998                               1.222            1.278              1,330
  1997                               1.169            1.222              1,056
  1996                               1.119            1.169                841
  1995                               1.066            1.119              1,143
  1994                               1.033            1.066                742
  1993                               1.011            1.033                183
  1992/(2)/                          1.000            1.011                 29

/ //(1)/ Commenced operations on October 3, 1994.
/ //(2)/ Commenced operations on July 15, 1992.

DESCRIPTION OF PRINCIPAL LIFE INSURANCE COMPANY (THE "COMPANY")



The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306-9382. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc.


On June 24, 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place July 1, 1998. Effective October 26, 2001, Principal Mutual Holding Company converted to a stock company and Principal Financial Group, Inc. completed its initial public offering.

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B


Separate Account B was established on January 12, 1970 pursuant to a resolution (as amended) of the Executive Committee of the Board of Directors of the Company. Under Iowa insurance laws and regulations the income, gains or losses, whether or not realized, of Separate Account B are credited to or charged against the assets of Separate Account B without regard to the other income, gains or losses of the Company. Although the assets of Separate Account B equal to the reserves and liabilities arising under the contract will not be charged with any liabilities arising out of any other business conducted by the Company, the reverse is not true. Hence, all obligations arising under the Contract, including the promise to make Variable Annuity Payments, are general corporate obligations of the Company.


Separate Account B was registered on July 17, 1970 with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Such registration does not involve supervision by the Commission of the investments or investment policies of Separate Account B.



Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund. The Manager is a subsidiary of Princor Financial Services Corporation. It has managed mutual funds since 1969. As of December 31, 2001, the funds it managed had assets of approximately $6.2 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.



You may allocate your net premium payments to certain divisions of the Separate Account and/or the Fixed Account. Not all divisions are available in all states. A current list of divisions available in your state may be obtained from a sales representative or our home office.


THE UNDERLYING MUTUAL FUND


Each Division invests in shares of a corresponding Account of the underlying mutual fund. The underlying mutual fund is NOT available to the general public directly. The underlying mutual fund is available only to provide investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies. Some of the underlying mutual fund Accounts have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual fund Accounts may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual fund Accounts are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund Account may differ substantially.



BALANCED DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Balanced Account INVESTMENT ADVISOR: (equity securities portion) Invista Capital
                Management, LLC through a sub-advisory agreement
                (fixed-income securities portion) Principal Capital Income Investors, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to generate a total return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of this objective by investing primarily in equity and fixed-income securities.

BOND DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Bond Account INVESTMENT ADVISOR: Principal Management Corporation

              INVESTMENT OBJECTIVE: to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

CAPITAL VALUE DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Capital Value
                Account
              INVESTMENT ADVISOR: Invista Capital Management, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

GOVERNMENT SECURITIES DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Government
                Securities Account
              INVESTMENT ADVISOR: Principal Capital Income Investors, LLC
                through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek a high level of current income, liquidity and safety of principal.

GROWTH DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Growth Account INVESTMENT ADVISOR: Invista Capital Management, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may invest in other securities.

INTERNATIONAL DIVISION

              INVESTS IN: Principal Variable Contracts Fund - International
                Account
              INVESTMENT ADVISOR: Invista Capital Management, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

MIDCAP DIVISION

              INVESTS IN: Principal Variable Contracts Fund - MidCap Account INVESTMENT ADVISOR: Invista Capital Management, LLC through a sub-advisory agreement
              INVESTMENT OBJECTIVE: to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MONEY MARKET DIVISION

              INVESTS IN: Principal Variable Contracts Fund - Money Market
                Account
              INVESTMENT ADVISOR: Principal Management Corporation
              INVESTMENT OBJECTIVE: to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

An Investment Advisor agrees to provide investment advisory services for a specific underlying Mutual Fund or underlying Mutual Fund Account. For these services, each Investment Advisor is paid a fee.


Additional information concerning these Accounts, including their investment policies and restrictions, investment management fees and operating expenses is given in the prospectus for the Fund. A Prospectus for the Principal Variable Contracts Fund, Inc. is attached to and follows this Prospectus. It should be read carefully in conjunction with this Prospectus before investing.


Each Division purchases shares of an Account at net asset value. In addition, all distributions made by an Account with respect to shares held by Divisions of Separate Account B are reinvested at net asset value in additional shares of the same Account. Contract benefits are provided and charges are made in effect by redeeming Account shares at net asset value. Values under the contract, both before and after the commencement of Variable Annuity Payments, will increase or decrease to reflect the investment performance of the Account and Owners of Benefits assume the risks of such change in values.


The Company is taxed as an insurance company under the Internal Revenue Code. The operations of Separate Account B are part of the total operations of the Company but are treated separately for accounting and financial statement purposes and are considered separately in computing the Company's tax liability. Separate Account B is not affected by federal income taxes paid by the Company with respect to its other operations, and under existing federal income tax law, investment income and capital gains attributable to Separate Account B are not taxed. The Company reserves the right to charge Separate Account B with, and to create a reserve for, any tax liability which the Company determines may result from maintenance of Separate Account B. To the best of the Company's knowledge, there is no current prospect of any such liability.


DEDUCTIONS UNDER THE CONTRACT


A Contract Administration Expense/Recordkeeping Charge and a mortality and expense risks charge are deducted under the contract. Also, in certain circumstances, a Contingent Deferred Sales Charge may be deducted from certain cash withdrawals and transfers to alternate Funding Agents from an Investment Account before the Annuity Purchase Date.


There are also deductions from and expenses paid out of the assets of the Accounts. These expenses are described in the Fund's prospectus.

A. CONTINGENT DEFERRED SALES CHARGE

 There is no initial sales charge. However, any cash withdrawal from an Investment Account which correlates to a Plan Participant before the Annuity Purchase Date, may be subject to a Contingent Deferred Sales Charge equal to a percentage of the amount being withdrawn. The percentage will be determined according to the following table:

                       NUMBER OF YEARS FROM THE
                        DATE FIRST CONTRIBUTION
                      WHICH CORRELATES TO A PLAN
                        PARTICIPANT IS ACCEPTED       CONTINGENT DEFERRED SALES
                            BY THE COMPANY                CHARGE PERCENTAGE
                    -------------------------------   -------------------------
                     Less than 1                                5.00%
                     1 but less than 2                          4.25
                     2 but less than 3                          3.50
                     3 but less than 4                          2.75
                     4 but less than 5                          2.00
                     5 but less than 6                          1.25
                     6 but less than 7                          0.50
                     7 or more                                  None

 The charge will be made by redeeming a sufficient number of units from the Investment Account or Accounts from which the withdrawal is made by an amount equal to the charge (see "Cash Withdrawals"). If the Investment Account or Accounts from which the withdrawal is made are insufficient to permit the full amount of the charge to be made, a sufficient number of units from other Investment Accounts which correlate to the Plan Participant will be redeemed on a pro rata basis in an amount equal to the charge. If the amounts in the Investment Accounts which correlate to the Plan Participant are insufficient to permit the full amount of the charge to be made, the amount of the withdrawal will be reduced by an amount equal to the charge.


 The Contingent Deferred Sales Charge does not apply to withdrawals made as a result of the Plan Participant's death or Total and Permanent Disability. The charge also does not apply to amounts paid pursuant to the Flexible Income Option that do not exceed the greater of (i) the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code, or (ii) 10% of the aggregate value of the Investment Accounts which correlate to a Plan Participant determined as of the last Valuation Date in the preceding Deposit Year. The charge also does not apply to transfers between Investment Accounts or transfers to a Companion Contract, transfers from a Premier Annuity Contract or to amounts applied to provide Variable Annuity Payments. The charge may apply to amounts transferred to an alternate Funding Agent. The charge does not apply to amounts redeemed to assure the plan complies with Sections 401(k) and 401(m) of the Internal Revenue Code.


 The amount of any Contingent Deferred Sales Charge will never exceed 9% of Contributions which correlate to a Plan Participant. For this purpose, a transfer from a Companion Contract will be considered a Contribution to this contract.


 The Contingent Deferred Sales Charge, when applicable, will be applied by the Company to defray sales and distribution expenses incurred by the Company. The Company may decrease or eliminate the Contingent Deferred Sales Charge if it estimates that its sales expenses will be lower. The Company will waive the Contingent Deferred Sales Charge on Contracts (except Contracts sold in the state of New York) acquired directly from the Company upon a recommendation of an independent pension consultant who charges a fee for its pension consulting services and who receives no remuneration from the Company in association with the sale of the contract. If revenues from the Contingent Deferred Sales Charge are not sufficient to cover sales expenses, the short fall could be viewed as being provided for out of other revenues or the Company's surplus, including revenues attributable to the mortality and expense risks charge.


B. CONTRACT ADMINISTRATION EXPENSE/RECORDKEEPING CHARGE

 An annual Contract Administration Expense/Recordkeeping Charge of $34 per Plan Participant plus.35% of the Annual Balance ($3,000 minimum) will be assessed on a quarterly basis during each Deposit Year. The Annual Balance used to compute the charge is the aggregate value of Investment Accounts which correlate to a Plan Participant, and other Plan assets that correlate to a Plan Participant that are not allocated to the contract or an Associated or Companion Contract but for which the Company provides recordkeeping services ("Outside Assets"), at the end of each quarter. The $34 per Plan Participant charge is increased to $37 if the Company distributes benefit plan reports directly to the homes of the Plan Participants.


 The Contract Administration Expense/Recordkeeping Charge will be assessed on the earlier of (i) the date the Investment Accounts are paid in full (a total redemption) or (I) each Quarterly Date. One-fourth of the annual charge is normally assessed on each Quarterly Date.


 If the accounts are paid in full (a total redemption) at any time during the Deposit Year, that portion of the $34 ($37) per Plan Participant charge for the Deposit Year in which such total redemption occurs not yet paid to the Company will be assessed in full. However, the remaining part of the Contract Administration Expense/Recordkeeping Charge consisting of the .35% of the Average Annual Balance will be assessed on a pro rata basis for any fractional part of the Deposit Year.

 The recordkeeping expense will be $34 ($37). The recordkeeping expense is increased by 10% if Plan contributions are not reported in the Company's standard form by modem. In addition, if benefit plan reports are mailed on other than a quarterly basis the $34 ($37) per Plan Participant charge is adjusted according to the following schedule:

                        REPORTING FREQUENCY               ADJUSTMENT TO $34 ($37) CHARGE
                        -------------------               ------------------------------
                              Annual                                9% decrease
                            Semi-Annual                             6% decrease
                              Monthly                              24% increase



 The $34 ($37) per Plan Participant charge is also adjusted if the Company performs more (or less) than one 401(k) and 401(m) non-discrimination tests in a Deposit Year. Such a charge is increased by 3% for each additional test and is reduced by 3% for each test not performed by the Company.


 The .35% portion of the Contract Administration Expense/Recordkeeping charge will be reduced by 10% if the Company has issued an Associated Contract to the Contractholder.


 If the Owner of Benefits chooses the Flexible Income Option, an additional charge of $25 will be assessed annually.


 The Company does not expect to recover from the charge to the extent deducted from the Investment Account Values, any amount above its accumulated expenses associated with the administration of the contracts. However, since a portion of the charge is based on a percent of Investment Account Values, amounts derived from larger Investment Accounts may to an extent cover expenses associated with smaller Investment Accounts depending upon the relative degree of Investment Account activity.


 As part of the Company's policy of ensuring client satisfaction with the services it provides, the Company may agree to waive the assessment of all or a portion of the Contract Administration Expense/Recordkeeping Charge in response to any reasonably-based complaint the Company is unable to rectify from the Contractholder as to the quality of the services covered by such charge.


 A Contractholder may agree to pay all or a portion of the Contract Administration Expense/Recordkeeping Charge separately or have the fees deducted from Investment Accounts which correlate to a Plan Participant.


 If deducted from Investment Accounts, the charge will be allocated among Investment Accounts which correlate to the Plan Participant in proportion to the relative values of such Accounts and will be effected by cancelling a number of units in each such Investment Account equal to such Account's proportionate share of the deduction.


 If the Company provides recordkeeping services for any Outside Assets, the Contractholder can elect to deduct from Investment Accounts only the $34 ($37) portion of the Contract Administration Expense/Recordkeeping Charges which correlate to Plan Participants.


C. MORTALITY AND EXPENSE RISKS CHARGE

 Variable Annuity Payments will not be affected by adverse mortality experience or by any excess in the actual sales and administrative expenses over the charges provided for in the Contract. The Company assumes the risks that (i) Variable Annuity Payments will continue for a longer period than anticipated and (ii) the allowance for administration expenses in the annuity conversion rates will be insufficient to cover the actual costs of administration relating to Variable Annuity Payments. For assuming these risks, the Company, in determining Unit Values and Variable Annuity Payments, makes a charge as of the end of each Valuation Period against the assets of Separate Account B held with respect to the Contract. The charge is equivalent to a simple annual rate of .64%. The Company does not believe that it is possible to specifically identify that portion of the .64% deduction applicable to the separate risks involved, but estimates that a reasonable approximate allocation would be .43% for the mortality risks and .21% for the expense risks. The mortality and expense risks charge may be changed by the Company at any time by giving not less than 60-days prior written notice to the Contractholder. However, the charge may not exceed 1.25% on an annual basis, and only one change may be made in any one-year period. If the charge is insufficient to cover the actual costs of the mortality and expense risks assumed, the financial loss will fall on the Company; conversely, if the charge proves more than sufficient, the excess will be a gain to the Company.

OTHER EXPENSES


The Contractholder is obligated to pay additional expenses associated with the acquisition and servicing of the contract in accordance with the terms of a Service and Expense Agreement between the Contractholder and the Company. In no event are these expenses deductible from Investment Accounts which correlate to Plan Participants. The expenses which the Contractholder must pay, if applicable, include an application fee, a transfer fee, documentation expense, a location fee, Outside Asset Recordkeeping Charge and charges for special services requested by the Contractholder. As part of the Company's policy of ensuring client satisfaction with the services it provides, the Company may agree to waive the assessment of all of these expenses or charges in response to any reasonably-based complaint from the Contractholder as to the quality of the services covered by such expenses or charges that the Company is unable to rectify.

A. DOCUMENTATION EXPENSE

 The Company can provide a sample Plan document and summary plan descriptions to the Contractholder. The Contractholder will be billed $125 if the Contractholder uses a Principal Financial Group Prototype for Savings Plans or Standardized Plan. If the Company provides a sample custom-written Plan, the Contractholder will be billed $700 for the initial Plan or for any restatement thereof, $300 for any amendments thereto, and $500 for standard summary plan description booklets. If the Contractholder adopts a Plan other than one provided by the Company, a $900 charge will be made for summary plan description booklets requested by the Contractholder, if any.


B. LOCATION FEE

 Contractholders may request the Company to provide services to groups of employees at multiple locations. If the Company agrees to provide such services, the Contractholder will be billed $150 on a quarterly basis ($600 annually) for each additional employee group or location. In addition, separate contract administration/recordkeeping charges and documentation fees may apply for each employee group or location requiring separate government reports and/or sample plan documents.


C. OUTSIDE ASSET RECORDKEEPING CHARGE

 If the Company provides recordkeeping services for Plan assets which correlate to a Plan Participant other than assets under this contract or an Associated or Companion Contract ("Outside Assets"), the Company will bill the Contractholder an Outside Asset Recordkeeping Charge. The annual charge is calculated based upon the following table:

                   NUMBER OF                  OUTSIDE ASSET
                 MEMBERS WITH             ANNUAL RECORDKEEPING
               OUTSIDE ACCOUNTS                  EXPENSE
               ----------------      -----------------------------
                     1-25            $1,000
                     26-49           $15.30 per member + $614.70
                     50-99           $13.95 per member + $682.20
                    100-299          $12.60 per member + $817.20
                    300-499          $10.35 per member + $1,492.20
                    500-999          $8.55 per member + $2,392.20
                   1000-2499         $6.30 per member + $4,642.20
                   2500-4999         $5.40 per member + $6,892.20
                 5000 and over       $4.50 per member + $11,392.20



 The charge calculated in accordance with the above table will be increased by 15% for the second and each additional Outside Asset for which the Company provides recordkeeping services. One-fourth of the annual Outside Asset Recordkeeping Charge will be billed on a quarterly basis. This charge does not apply if the Outside Assets which correlate to the Plan Participant consist solely of shares of mutual funds for which a subsidiary of the Company serves as investment adviser.

D. SPECIAL SERVICES

 If requested by the Contractholder, the Company may provide services not provided as part of the contract administration/recordkeeping services. The Company will charge the Contractholder the cost of providing such services.


SURPLUS DISTRIBUTION AT SOLE DISCRETION OF THE COMPANY


It is not anticipated that any divisible surplus will ever be distributable to the contract in the future because the contract is not expected to result in a contribution to the divisible surplus of the Company. However, if any distribution of divisible surplus is made, it will be made to Investment Accounts in the form of additional units.


THE CONTRACT


The contract will normally be issued to an Employer or association or a trust established for the benefit of Plan Participants and their beneficiaries. The Company will issue a pre-retirement certificate describing the benefits under the contract to Plan Participants who reside in a state that requires the issuance of such certificates. The initial Contribution which correlates to a Plan Participant will be invested in the Division or Divisions that are chosen as of the end of the Valuation Period in which such Contribution is received by the Company at its home office in Des Moines, Iowa. If the allocation instructions are late, or not completed, the Company will invest such inoculated Contributions in the Money Market Division on the date such Contributions are received. Subsequently, the Company will transfer all or a portion of such Contributions as of the date complete allocation instructions are received by the Company in accordance with the allocation specified therein. After complete allocation instructions have been received by the Company, all current and future Contributions will be allocated to the chosen Divisions as of the end of the Valuation Period in which such Contributions are received. If complete allocation instructions are not received by the Company within 105 days after the initial Contributions are allocated to the Money Market Division, the Company will remit the Contributions plus any earnings thereon to the Contractholder. The Contractholder may limit the number of Divisions available to the Owner of Benefits, but the Money Market Division may not be so restricted to the extent the Division is necessary to permit the Company to allocate initial Contributions and the Capital Value Division may not be so restricted to the extent the Division is necessary to permit the Company to pay Variable Annuity Payments.

A. CONTRACT VALUES AND ACCOUNTING BEFORE ANNUITY COMMENCEMENT DATE

 1. INVESTMENT ACCOUNTS

   An Investment Account or Accounts correlating to a Plan Participant will be established for each type of Contribution and for each Division of Separate Account B in which such Contribution is invested.


   Investment Accounts will be maintained until the Investment Account Values are either (a) applied to effect Variable Annuity Payments (b) paid to the Owner of Benefits or the beneficiary or (c) transferred in accordance with the provisions of the contract.


   Each Contribution will be allocated to the Division or Divisions designated by the Notification on file with the Company and will result in a credit of units to the appropriate Investment Account. The number of units so credited will be determined by dividing the portion of the Contributions allocated to a Division by the Unit Value for such Division for the Valuation Period within which the Contribution was received by the Company at its home office in Des Moines, Iowa.


 2. UNIT VALUE

   The Unit Value for a contract which participates in a Division of Separate Account B determines the value of an Investment Account consisting of Contributions allocated to that Division. The Unit Value for each Division for the contract is determined on each day on which the net asset value of its underlying Account is determined. The Unit Value for a Valuation Period is determined as of the end of that period. The investment performance of the underlying Account and deducted expenses affect the Unit Value.

   For this series of contracts, the Unit Value for each Division will be fixed at $1.00 for the Valuation Period in which the first amount of money is credited to the Division. A Division's Unit Value for any later Valuation Period is equal to its Unit Value for the immediately preceding Valuation Period multiplied by the Net Investment Factor (see below) for that Division for this series of contracts for the later Valuation Period.


 3. NET INVESTMENT FACTOR

   Each Net Investment Factor is the quantitative measure of the investment performance of each Division of Separate Account B.


   For any specified Valuation Period the Net Investment Factor for a Division for this series of contracts is equal to


   a) the quotient obtained by dividing (i) the net asset value of a share of the underlying Account as of the end of the Valuation Period, plus the per share amount of any dividend or other distribution made by the Account during the Valuation Period (less an adjustment for taxes, if any) by (ii) the net asset value of a share of the Account as of the end of the immediately preceding Valuation Period, reduced by

   b) a mortality and expense risks charge, equal to a simple interest rate for the number of days within the Valuation Period at an annual rate of 0.64%.

   The amounts derived from applying the rate specified in subparagraph b) above and the amount of any taxes referred to in subparagraph a) above will be accrued daily and will be transferred from Separate Account B at the discretion of the Company.


 4. HYPOTHETICAL EXAMPLE OF CALCULATION OF UNIT VALUE FOR ALL DIVISIONS EXCEPT THE MONEY MARKET DIVISION

   The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an Account share is $14.8000; that there were no dividends or other distributions made by the Account and no adjustment for taxes since the last determination; that the net asset value of an Account share last determined was $14.7800; that the last Unit Value was $1.0185363; and that the Valuation Period was one day. To determine the current Net Investment Factor, divide $14.8000 by $14.7800 which produces 1.0013532 and deduct from this amount the mortality and expense risks charge of 0.0000175, which is the rate for one day that is equivalent to a simple annual rate of 0.64%. The result, 1.0013381, is the current Net Investment Factor. The last Unit Value ($1.0185363) is then multiplied by the current Net Investment Factor (1.0013381) which produces a current Unit Value of $1.0198992.


 5. HYPOTHETICAL EXAMPLE OF CALCULATION OF UNIT VALUE FOR THE MONEY MARKET DIVISION

   The computation of the Unit Value may be illustrated by the following hypothetical example. Assume that the current net asset value of an Account share is $1.0000; that a dividend of .0328767 cents per share was declared by the Account prior to calculation of the net asset value of the Account share and that no other distributions and no adjustment for taxes were made since the last determination; that the net asset value of an Account share last determined was $1.0000; that the last Unit Value was $1.0162734; and that the Valuation Period was one day.


   To determine the current Net Investment Factor, add the current net asset value ($1.0000) to the amount of the dividend ($.000328767) and divide by the last net asset value ($1.0000), which when rounded to seven places equals
   1.0003288. Deduct from this amount the mortality and expense risks charge of .0000175 (the proportionate rate for one day based on a simple annual rate of 0.64%). The result (1.0003137) is the current Net Investment Factor. The last Unit Value ($1.0162734) is then multiplied by the current Net Investment Factor (1.0003137), resulting in a current Unit Value of $1.0165922.

B. INCOME BENEFITS

 Income Benefits consist of either monthly Variable Annuity Payments or periodic payments made on a monthly, quarterly, semi-annual or annual basis pursuant to the Flexible Income Option.


 1. VARIABLE ANNUITY PAYMENTS

   The amount applied to provide Variable Annuity Payments must be at least $1,750. Variable Annuity Payments will be provided by the Investment Accounts which correlate to the Plan Participant held under the Capital Value Division. Thus, if the Owner of Benefits elects Variable Annuity Payments, any amounts that are to be used to provide Variable Annuity Payments will be transferred to Investment Accounts held under the Capital Value Division as of the last Valuation Date in the month which begins two months before the Annuity Commencement Date. After any such transfer, the value of the Capital Value Division Investment Accounts will be applied on the Annuity Purchase Date to provide Variable Annuity Payments. The Annuity Commencement Date, which will be one month following the Annuity Purchase Date, will be the first day of a month. Thus, if the Annuity Commencement Date is August 1, the Annuity Purchase Date will be July 1, and the date of any transfers to a Capital Value Division Investment Account will be the Valuation Date immediately preceding July 1.


   A. SELECTING A VARIABLE ANNUITY

     Variable Annuity Payments will be made to an Owner of Benefits beginning on the Annuity Commencement Date and continuing thereafter on the first day of each month. An Owner of Benefits may select an Annuity Commencement Date by Notification to the Company. The date selected may be the first day of any month the Plan allows which is at least one month after the Notification. Generally, the Annuity Commencement Date cannot begin before the Plan Participant is age 591/2, separated from service, or is totally disabled. See "Federal Tax Status" for a discussion of required distributions and the federal income tax consequences of distributions.


     At any time not less than one month preceding the desired Annuity Commencement Date, an Owner of Benefits may, by Notification, select one of the annuity options described below (see "Forms of Variable Annuities"). If no annuity option has been selected at least one month before the Annuity Commencement Date, and if the Plan does not provide one, payments which correlate to an unmarried Plan Participant will be made under the annuity option providing Variable Life Annuity with Monthly Payments Certain for Ten Years. Payments which correlate to a married Plan Participant will be made under the annuity option providing a Variable Life Annuity with One-Half Survivorship.


   B. FORMS OF VARIABLE ANNUITIES

     Because of certain restrictions contained in the Internal Revenue Code and regulations thereunder, an annuity option is not available under a Contract used to fund a TDA Plan, PEDC Plan or 401(a) Plan unless (i) the contingent annuitant is the Plan Participant's spouse or (ii) on the Plan Participant's Annuity Commencement Date, the present value of the amount to be paid while the Plan Participant is living is greater than 50% of the present value of the total benefit to the Plan Participant and the Plan Participant's beneficiary (or contingent annuitant, if applicable).


     An Owner of Benefits may elect to have all or a portion of Investment Account Values applied under one of the following annuity options. However, if the monthly Variable Annuity Payment at any time would be less than $20, the Company may, at its sole option, pay the Variable Annuity Reserves in full settlement of all benefits otherwise available.


     VARIABLE LIFE ANNUITY WITH MONTHLY PAYMENTS CERTAIN FOR ZERO, FIVE, TEN, FIFTEEN OR TWENTY YEARS OR INSTALLMENT REFUND PERIOD - a variable annuity which provides monthly payments during the Plan Participant's lifetime, and further provides that if, at the death of the Plan Participant, monthly payments have been made for less than a minimum period, e.g. five years, any remaining payments for the balance of such period shall be paid to the Owner of Benefits, if the Owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Persons entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)


     The minimum period may be either zero, five, ten, fifteen or twenty years or the period (called "installment refund period") consisting of the number of months determined by dividing the amount applied under the option by the initial payment. If, for example, $14,400 is applied under a life option with an installment refund period, and if the first monthly payment provided by that amount, as determined from the applicable annuity conversion rates, would be $100, the minimum period would be 144 months ($14,400 divided by $100 per month) or 12 years. A variable life annuity with an installment refund period guarantees a minimum number of payments, but not the amount of any monthly payment or the amount of aggregate monthly payments. The longer the minimum period selected, the smaller will be the amount of the first annuity payment.


     Under the Variable Life Annuity with Zero Years Certain, which provides monthly payments to the Owner of Benefits during the Plan Participant's lifetime, it would be possible for the Owner of Benefits to receive no Annuity Payments if the Plan Participant died prior to the due date of the first payment since payment is made only during the lifetime of the Plan Participant.


     JOINT AND SURVIVOR VARIABLE LIFE ANNUITY WITH MONTHLY PAYMENTS CERTAIN FOR TEN YEARS - a variable annuity which provides monthly payments for a minimum period of ten years and thereafter during the joint lifetimes of the Plan Participant on whose life the annuity is based and the contingent annuitant named at the time this option is elected, and continuing after the death of either of them for the amount that would have been payable while both were living during the remaining lifetime of the survivor. In the event the Plan Participant and the contingent annuitant do not survive beyond the minimum ten year period, any remaining payments for the balance of such period will be paid to the Owner of Benefits, if the owner of Benefits is not the Plan Participant, or to a designated beneficiary unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum. (Persons entitled to take the remaining payments or the Commuted Value thereof rather than continuing monthly payments should consult with their tax advisor to be made aware of the differences in tax treatment.)


     JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY - a variable annuity which provides monthly payments during the joint lives of a Plan Participant and the person designated as contingent annuitant with two-thirds of the amount that would have been payable while both were living continuing until the death of the survivor.


     VARIABLE LIFE ANNUITY WITH ONE-HALF SURVIVORSHIP - a variable annuity which provides monthly payments during the life of the Plan Participant with one-half of the amount otherwise payable continuing so long as the contingent annuitant lives.


     Under the Joint and Two-thirds Survivor Variable Life Annuity and under the Variable Life Annuity with One-Half Survivorship, it would be possible for the Owner of Benefits and/or contingent annuitant to receive no annuity payments if the Plan Participant and contingent annuitant both died prior to the due date of the first payment since payment is made only during their lifetimes.


     OTHER OPTIONS - Other variable annuity options permitted under the applicable Plan may be arranged by mutual agreement of the Owner of Benefits and the Company.


   C. BASIS OF ANNUITY CONVERSION RATES

     Because women as a class live longer than men, it has been common that retirement annuities of equal cost for women and men of the same age will provide women less periodic income at retirement. The Supreme Court of the United States ruled in Arizona Governing Committee vs. Norris that sex
                            --------------------------------------
     distinct annuity tables under an employer-sponsored benefit plan result in discrimination that is prohibited by Title VII of the Federal Civil Rights Act of 1964. The Court further ruled that sex distinct annuity tables will be deemed discriminatory only when used with values accumulated from employer contributions made after August 1, 1983, the date of the ruling.

     Title VII applies only to employers with 15 or more employees. However, certain State Fair Employment Laws and Equal Payment Laws may apply to employers with less than 15 employees.


     The contract described in this Prospectus offers both sex distinct and sex neutral annuity conversion rates. The annuity rates are used to convert a Plan Participant's pre-retirement Investment Account Values to a monthly lifetime income at retirement. Usage of either sex distinct or sex neutral annuity rates will be determined by the Contractholder.


     For each form of variable annuity, the annuity conversion rates determine how much the first monthly Variable Annuity Payment will be for each $1,000 of the Investment Account Value applied to effect the variable annuity. The conversion rates vary with the form of annuity, date of birth, and, if distinct rates are used, the sex of the Plan Participant and the contingent annuitant, if any. The sex neutral guaranteed annuity conversion rates are based upon (i) an interest rate of 2.5% per annum and (ii) mortality according to the "1983 Table a for Individual Annuity Valuation" projected with Scale G to the year 2001 set back five years in age. The sex distinct female rates are determined for all Plan Participants in the same way as sex neutral rates, as described above. The sex distinct male rates are determined for all Plan Participants in the same way as the sex neutral rates, as described above, except mortality is not set back five years in age. The guaranteed annuity conversion rates may be changed, but no change which would be less favorable to the Owner of Benefits will take effect for a current Plan Participant.


     The contract provides that an interest rate of not less than 2.5% per annum will represent the assumed investment return. Currently the assumed investment return used in determining the amount of the first monthly payment is 4% per annum. This rate may be increased or decreased by the Company in the future but in no event will it be less than 2.5% per annum. If, under the contract, the actual investment return (as measured by an Annuity Change Factor, defined below) should always equal the assumed investment return, Variable Annuity Payments would remain level. If the actual investment return should always exceed the assumed investment return, Variable Annuity Payments would increase; conversely, if it should always be less than the assumed investment return, Variable Annuity Payments would decrease.


     The current 4% assumed investment return is higher than the 2.5% interest rate reflected in the annuity conversion rates contained in the contract. With a 4% assumption, Variable Annuity Payments will commence at a higher level, will increase less rapidly when actual investment return exceeds 4%, and will decrease more rapidly when actual investment return is less than 4%, than would occur with a lower assumption.


   D. DETERMINING THE AMOUNT OF THE FIRST VARIABLE ANNUITY PAYMENT

     The initial amount of monthly annuity income shall be based on the option selected, the age of the Plan Participant and contingent annuitant, if any, and the Investment Account Values applied as of the Annuity Purchase Date. The initial monthly income payment will be determined on the basis of the annuity conversion rates applicable on such date to such conversions under all contracts of this class issued by the Company. However, the basis for the annuity conversion rates will not produce payments less beneficial to the Owner of Benefits than the annuity conversion rate basis described above.


   E. DETERMINING THE AMOUNT OF THE SECOND AND SUBSEQUENT MONTHLY VARIABLE ANNUITY PAYMENTS

     The second and subsequent monthly Variable Annuity Payments will increase or decrease in response to the investment experience of the Account underlying the Capital Value Division. The amount of each payment will be determined by multiplying the amount of the monthly Variable Annuity Payment due in the immediately preceding calendar month by the Annuity Change Factor for the Capital Value Division for the Contract for the calendar month in which the Variable Annuity Payment is due.

     The Annuity Change Factor for the Capital Value Division for a calendar month is the quotient of 1) divided by 2), below:


     1) The number which results from dividing (i) the Contract's Unit Value for the Capital Value Division for the first Valuation Date in the calendar month beginning one month before the given calendar month by (ii) the Contract's Unit Value for such Division for the first Valuation Date in the calendar month beginning two months before the given calendar month.

     2) An amount equal to one plus the effective interest rate for the number of days between the two Valuation Dates specified in subparagraph (1) above at the interest rate assumed to determine the initial payment of variable benefits to the Owner of Benefits

   F. HYPOTHETICAL EXAMPLE OF CALCULATION OF VARIABLE ANNUITY PAYMENTS

     Assume that on the date one month before the Annuity Commencement Date the Investment Account Value that is invested in the Capital Value Division which correlates to a Plan Participant is $37,592. Using the appropriate annuity conversion factor (assuming $5.88 per $1,000 applied) the Investment Account Value provides a first monthly Variable Annuity Payment of $221.04. To determine the amount of the second monthly payment assume that the Capital Value Division Unit Value as of the first Valuation Date in the preceding calendar month was $1.3712044 and the Unit Value as of the first Valuation Date in the second preceding calendar month was $1.3273110. The Annuity Change Factor is determined by dividing $1.3712044 by $1.3273110, which equals 1.0330694, and dividing the result by an amount corresponding to the amount of one increased by an assumed investment return of 4% (which for a thirty day period is 1.0032288). 1.0330694 divided by 1.0032288 results in an Annuity Change Factor for the month of
     1.0297446. Applying this factor to the amount of Variable Annuity Payment for the previous month results in a current monthly payment of $227.61 ($221.04 multiplied by 1.0297446 equals $227.61).


 2. FLEXIBLE INCOME OPTION

   Instead of Variable Annuity Payments an Owner of Benefits may choose to receive income benefits under the Flexible Income Option. Unlike Variable Annuity Payments, payments under the Flexible Income Option may be made from any Division of the Separate Account. Under the Flexible Income Option, the Company will pay to the Owner of Benefits a portion of the Aggregate Investment Accounts on a monthly, quarterly, semi-annual or annual basis on the date or dates requested each Year and continuing for a period not to exceed the life or life expectancy of the Plan Participant, or the joint lives or life expectancy of such Plan Participant and the contingent annuitant, if the contingent annuitant is the Plan Participant's spouse. If the Notification does not specify from which Investment Accounts payments are to be made, amounts will be withdrawn on a pro rata basis from all Investment Accounts which correlate to the Plan Participant. Payments will end, however, on the date no amounts remain in such Accounts or the date such Accounts are paid or applied in full as described below. Payments will be subject to the following:


   a. The life expectancy of the Plan Participant and the Plan Participant's spouse, if applicable, will be determined in accordance with the life expectancy tables contained in Internal Revenue Regulation Section 1.72-9. Life expectancy will be determined as of the date on which the first payment is made. Life expectancy will be redetermined annually thereafter.

   b. Payments may begin any time after the Flexible Income Option is requested. Payments must begin no later than the latest date permitted or required by the Plan or regulation to be the Owner of Benefit's Annuity Commencement Date.

   c. Payments will be made annually, semiannually, quarterly, or monthly as requested by the Owner of Benefits and agreed to by the Company. The annual amount payable will be the lesser of the Aggregate Investment Account Value which correlates to the Plan Participant or the minimum annual amount determined in accordance with the minimum distribution rules of the Internal Revenue Code.

   d. If the Plan Participant should die before the Aggregate Investment Account Value has been paid or applied in full, the remaining Investment Account Values will be treated as benefits payable at death as described in this Prospectus.

   e. Year for purposes of determining payments under the Flexible Income Option means the twelve month period starting on the installment payment starting date and each corresponding twelve month period thereafter.

   An Owner of Benefits may request a payment in excess of the minimum described above. Such payment may be equal to all or any portion of the Investment Accounts which correlate to the Plan Participant; provided, however, that if the requested payment would reduce the total value of such accounts to a total balance of less than $1,750 then such request will be a request for the total of such Investment Accounts. Payments in excess of the minimum described above may be subject to the Contingent Deferred Sales Charge.


   The Owner of Benefits may terminate the Flexible Income Payments by giving the Company Notification (i) requesting an excess payment equal to the remaining balance of the Aggregate Investment Account Values which correlate to a Plan Participant, (ii) requesting that the remaining balance of the Aggregate Investment Account Values be applied to provide Variable Annuity Payments or (iii) a combination of (i) and (ii), as long as the amount applied to provide an annuity is at least $1,750. The Company will make such excess payment on the later of (i) the date requested, or (ii) the date seven
   (7) calendar days after the Company receives the Notification. The Annuity Commencement Date for amounts so applied will be one month after the Annuity Purchase Date. The Annuity Purchase Date for amounts so applied will be the first Valuation Date in the month following the Company's receipt of the Notification or the first Valuation Date of such subsequent month as requested.


   If the Owner of Benefits chooses the Flexible Income Option, an additional charge $25.00 will be deducted annually on a pro rata basis from the Investment Accounts which correlate to the Plan Participant.


C. PAYMENT ON DEATH OF PLAN PARTICIPANT

 1. PRIOR TO ANNUITY PURCHASE DATE

   If a Plan Participant dies prior to the Annuity Purchase Date, the Company (upon receipt of due proof of death and any waiver or consent required by applicable state law) will pay the death benefit in accordance with the provisions of the Plan. The Owner of Benefits may elect to either (1) leave the assets in the contract to the extent permitted by applicable laws; (2) receive such value as a single sum benefit; or (3) apply the Investment Account Values which correlate to the Plan Participant to purchase Variable Annuity Payments for the beneficiary if the aggregate value of such Investment Accounts is at least $1,750. If the beneficiary does not provide Notification to the Company within 120 days of the date the Company receives due proof of death (i.e. a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by a medical doctor who attended the deceased during his last illness), the beneficiary will be deemed a Plan Participant under the contract described in the Prospectus.


   A beneficiary may elect to have all or a part of the amount available under this contract transferred to any Companion Contract. Alternatively, this contract may accept all or part of the amount available under a Companion Contract to establish an Investment Account or Accounts for a beneficiary under this contract. If the aggregate value of such Investment Accounts is less than $1,750, the Company may at its option pay the beneficiary the value of such accounts in lieu of all other benefits.


   An election to receive Variable Annuity Payments must be made prior to the single sum payment to the beneficiary. The amount of the death benefit is determined by the terms of the Plan. Annuity income must be payable as lifetime annuity income with no benefits beyond the beneficiary's life or life expectancy. In addition, the amount of the monthly Variable Annuity Payments must be at least $20, or the Company may at its option pay the beneficiary the value of the Variable Annuity Reserves in lieu of all other benefits. The beneficiary's Annuity Purchase Date will be the first day of the calendar month specified in the election, but in no event prior to the first day of the calendar month following the date Notification is received by the Company. The amount to be applied will be determined as of the Annuity Purchase Date. The beneficiary's Annuity Commencement Date will be the first day of the calendar month following the Annuity Purchase Date. The beneficiary must be a natural person in order to elect Variable Annuity Payments. The annuity conversion rates applicable to a beneficiary shall be the annuity conversion rates the Company makes available to Owners of Benefits under this contract. The beneficiary will receive a written description of the options available.


 2. SUBSEQUENT TO ANNUITY PURCHASE DATE

   Upon the death of a Plan Participant subsequent to the Annuity Purchase Date, no benefits will be available except as may be provided under the form of annuity selected. If provided for under the form of annuity, the Owner of Benefits or the beneficiary will continue receiving any remaining payments unless the Owner of Benefits or the beneficiary requests in writing that the Commuted Value of the remaining payments be paid in a single sum.


D. WITHDRAWALS AND TRANSFERS

 1. CASH WITHDRAWALS

   The contract is designed for and intended to be used to fund retirement Plans. However, subject to any Plan limitations or any reduction for vesting provided for in the Plan as to amounts available, the Owner of Benefits may withdraw cash from the Investment Accounts which correlate to a Plan Participant at any time prior to the Annuity Purchase Date subject to any charges that may be applied. The Internal Revenue Code generally provides that distributions from the contracts (except those used to fund Creditor Exempt or General Creditor Non-qualified Plans) may begin only after the Plan Participant attains age 591/2, terminates employment, dies or becomes disabled, or in the case of deemed hardship (or, for PEDC Plans, unforeseen emergencies). Withdrawals before age 591/2 may involve an income tax penalty. (See "Federal Tax Status.")


   The procedure with respect to cash withdrawals is as follows:


   a. The Plan must allow for such withdrawal.

   b. The Company must receive a Notification requesting a cash withdrawal from the Owner of Benefits on a form either furnished or approved by the Company. The Notification must specify the amount to be withdrawn for each Investment Account from which withdrawals are to be made. If no specification is made, withdrawals from Investment Accounts will be made on a pro rata basis.

   c. If a certificate has been issued to the Owner of Benefits the Company may require that any Notification be accompanied by such certificate.

   d. The amount withdrawn may be subject to the Contingent Deferred Sales Charge and, in the case of a withdrawal of the Aggregate Investment Account Value, will be subject to the Contract Administration Expense/ Recordkeeping Charge. If the Aggregate Investment Account Values are insufficient to satisfy the amount of the requested withdrawal and applicable charges, the amount paid will be reduced to satisfy such charges.

   Any cash withdrawal will result in the cancellation of a number of units from each Investment Account from which values have been withdrawn. The number of units cancelled from an Investment Account will be equal to the amount withdrawn from that Account divided by the Unit Value for the Division of Separate Account B in which the Account is invested for the Valuation Period in which the cancellation is effective. Units will also be cancelled to cover any charges assessed under (d) above.


     (Special Note: Under the Texas Education Code, Plan Participants under contracts issued in connection with Optional Retirement Programs for certain employees of Texas institutions of higher education are prohibited from making withdrawals except in the event of termination of employment, retirement or death of the Plan Participant. Also, see "Federal Tax Status" for a description of further withdrawal restrictions.)

 2. TRANSFERS BETWEEN DIVISIONS

   Upon Notification, all or a portion of the value of an Investment Account which correlates to a Plan Participant may be transferred to another available Investment Account correlating to such Plan Participant for the same type of Contribution. Transfers may be made at any time before the Annuity Purchase Date.


   A transfer will be effective as of the end of the Valuation Period in which the request is received. Any amount transferred will result in the cancellation of units in the Investment Account from which the transfer is made. The number of units cancelled will be equal to the amount transferred from that account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective. The transferred amount will result in the crediting of Units in the Investment Account to which the transfer is made. The number of Units credited will be equal to the amount transferred to that account divided by the Unit Value of the Division for the Valuation Period in which the transfer is effective.


 3. TRANSFERS TO THE CONTRACT

   If a Companion Contract has been issued by the Company to fund the Plan, and except as otherwise provided by the applicable Plan, the contract described in this prospectus may accept all or a portion of the proceeds available under the Companion Contract at any time at least one month before Annuity Commencement Date, subject to the terms of the Companion Contract.


 4. TRANSFERS TO COMPANION CONTRACT

   If a Companion Contract has been issued by the Company to fund the Plan, except as otherwise provided by the applicable Plan and the provisions of the Companion Contract, an Owner of Benefits may by Notification transfer all or a portion of the Investment Account Values which correlate to a Plan Participant to the Companion Contract. If the Notification does not state otherwise, amounts will be transferred on a pro rata basis from the Investment Accounts which correlate to the Plan Participant. Transfers with respect to a Plan Participant from this contract to the Companion Contract will not be permitted if this contract has accepted, within the six-month period preceding the proposed transfer from this contract to the Companion Contract, a transfer from an unmatured Investment Account which correlates to the Plan Participant established under the Companion Contract. An unmatured Investment Account is an Investment Account which has not reached the end of its interest guarantee period. In all other respects, such transfers are subject to the same provisions regarding frequency of transfer, effective date of transfer and cancellation of units as described above in "Transfers Between Divisions".


 5. SPECIAL SITUATION INVOLVING ALTERNATE FUNDING AGENTS

   The contract allows the Investment Account Values of all Plan Participants to be transferred to an alternate Funding Agent with or without the consent of the Plan Participants. Transfers to an alternate Funding Agent require Notification from the Contractholder.


   The amount to be transferred will be equal to the Investment Account Values determined as of the end of the Valuation Period in which the Notification is received. Such transfers may be subject to the Contingent Deferred Sales Charge and will be subject to the Contract Administration
   Expense/Recordkeeping Charge.


 6. POSTPONEMENT OF CASH WITHDRAWAL OR TRANSFER

   Any cash withdrawal or transfer to be made from the contract or between Investment Accounts in accordance with the preceding paragraphs will be made
   (i) within seven calendar days after Notification for such payment or transfer is received by the Company at its Home Office or (ii) on the requested date of payment or transfer, if later. However, such withdrawal or transfer may be deferred during any period when the right to redeem Account shares is suspended as permitted under provisions of the Investment Company Act of 1940, as amended. The right to redeem shares may be suspended during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the Account of securities owned by it is not reasonably practicable or (ii) it is not reasonably practicable for the Account fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders. If any deferment of transfer or withdrawal is in effect and has not been cancelled by Notification to the Company within the period of deferment, the amount to be transferred or withdrawn shall be determined as of the first Valuation Date following expiration of the permitted deferment, and transfer or withdrawal will be made within seven calendar days thereafter. The Company will notify the Contractholder of any deferment exceeding 30 days.


 7. LOANS

   The Company will not make available a loan option for the contract described in this Prospectus.


E. OTHER CONTRACTUAL PROVISIONS

 1. CONTRIBUTION LIMITS

   The contract prescribes no limits on the minimum Contribution which may be made to an Investment Account which correlates to a Plan Participant. Plan Participant maximum Contributions are discussed under "Federal Tax Status." Contributions may also be limited by the Plan. The Company may also limit Contributions on 60-days notice.


 2. ASSIGNMENT

   No benefits in the course of payment under a contract used to fund a TDA Plan, 401(a) Plan or Creditor-Exempt Non-Qualified Plan are assignable, by any Owner of Benefits, Plan Participant, beneficiary or contingent annuitant and all such benefits under such contracts, shall be exempt from the claims of creditors to the maximum extent permitted by law. Benefits in the course of payment for contracts used to fund PEDC plans and General Creditor Non-Qualified Plans are assignable only by the Contractholder and such benefits are subject to the claims of the Contractholder's general creditors.


   Investment Account Values which correlate to a Plan Participant are non-forfeitable by the Owner of Benefits; provided, however, if the Plan specifically so provides, Investment Account Values which correlate to a Plan Participant shall be reduced to the extent required by the vesting provisions of the Plan as of the date the Company receives Notification of the event requiring the reduction.


 3. CESSATION OF CONTRIBUTIONS

   A cessation of Contributions with respect to all Plan Participants shall occur at the election of the Contractholder upon Notification to the Company, on the date the Plan terminates or on the date no Investment Account Values remain under the contract or at the election of the Company upon 60-days notice to the Contractholder. Following a cessation of Contributions all terms of the Contract will continue to apply except that no further Contributions may be made.


 4. SUBSTITUTION OF SECURITIES

   If shares of an Account are not available at some time in the future, or if in the judgment of the Company further investment in such shares would no longer be appropriate, there may be substituted therefor, or Contributions received after a date specified by the Company may be applied to purchase (i) shares of another Account or another registered open-end investment company or (ii) securities or other property as the Company should in its discretion select. In the event of any investment pursuant to clause (ii) above, the Company can make such changes as in its judgment are necessary or appropriate in the frequency and methods of determination of Unit Values, Net Investment Factors, Annuity Change Factors, and Investment Account Values, including any changes in the foregoing which will provide for the payment of an investment advisory fee; provided, however, that any such changes shall be made only after approval by the Insurance Department of the State of Iowa. The Company will give written notice to each Owner of Benefits of any substitution or such change and any substitution will be subject to the rules and regulations of the Securities and Exchange Commission.

 5. CHANGES IN THE CONTRACT

   The terms of a contract may be changed at any time by written agreement between the Company and the Contractholder without the consent of any Plan Participant, Owner of Benefits, beneficiary, or contingent annuitant. However, except as required by law or regulation, no such change shall apply to variable annuities which were in the course of payment prior to the effective date of the change. The Company will notify any Contractholder affected by any change under this paragraph.


   The Company may unilaterally change the contract at any time, including retroactive changes, in order to meet the requirements of any law or regulation issued by any governmental agency to which the Company is subject. The Company may also add additional Divisions to Separate Account B at any time. In addition, the Company may, on 60-days prior notice to the Contractholder, unilaterally change the basis for determining Investment Account Values, Net Investment Factors, Annuity Change Factors; the guaranteed annuity conversion rates; the provisions with respect to transfers to or from a Companion Contract or between Investment Accounts; the Contingent Deferred Sales Charge; and the Contract Administration Expense/Recordkeeping Charge.


   However, no amendment or change will apply to annuities in the course of payment except to the extent necessary to meet the requirements of any law or regulation issued by any governmental agency to which the company is subject. In addition, no change on the guaranteed annuity conversion rates or the Contingent Deferred Sales Charge will be effective for any current Plan Participant if the effect of such amendment or change would be less favorable to the Owner of Benefits. Also, any change in the Contract Administration Expense/ Recordkeeping Charge will not take affect as to any Investment Accounts to be transferred to an Alternate Funding Agent if, prior to the date of the amendment or change is to take affect, the Company receives a written request from the Contractholder for payment of all such Investment Account Values to the Alternate Funding Agent and such request is not revoked.


   Furthermore, the Company may, on 60-days notice to the Contractholder, unilaterally change the mortality and expense risks charge provided that (a) the charge shall in no event exceed 1.25%, (b) the charge shall not be changed more frequently than once in any one year period and (c) no change shall apply to annuities which were in the course of payment prior to the effective date of the change.


STATEMENT OF VALUES


The Company will furnish each Owner of Benefits at least once during each year a statement showing the number of units credited to the Investment Account or Accounts which correlate to the Plan Participant, Unit Values for such Investment Accounts and the resulting Investment Account Values.


SERVICES AVAILABLE BY TELEPHONE



TELEPHONE TRANSACTIONS . The following transactions may be exercised by telephone by any Owner of Benefits: 1) transfers between Investment Accounts; and 2) changes in Contribution allocation percentages. The telephone transactions may be exercised by telephoning 1-800-633-1373. Telephone transfer requests must be received by the close of the New York Stock Exchange on a day when the Company is open for business to be effective that day. Requests made after that time or on a day when the Company is not open for business will be effective the next business day.


Although neither the Separate Account nor the Company is responsible for the authenticity of telephone transaction requests, the right is reserved to refuse to accept telephone requests when in the opinion of the Company it seems prudent to do so. The Owner of Benefits bears the risk of loss caused by fraudulent telephone instructions the Company reasonably believes to be genuine. The Company will employ reasonable procedures to assure telephone instructions are genuine and if such procedures are not followed, the Company may be liable for losses due to unauthorized or fraudulent transactions. Such procedures include recording all telephone instructions, requesting personal identification information such as the caller's name, daytime telephone number, social security number and/or birthdate and sending a written confirmation of the transaction to the Owner of Benefits' address of record. Owners of Benefits may obtain additional information and assistance by telephoning the toll free number.

TELETOUCH/(R)/ /. /By calling TeleTouch at 1-800-547-7754 and inputting their personal identification number, Plan Participants may access daily account and investment information, counselor assistance and more. This service is available Sunday through Friday from 2 a.m. to midnight (CT) and Saturday from 2 a.m. to 9 p.m.



PRINCIPAL RETIREMENT SERVICE CENTER/SM/ /. /By visiting our internet site at www.principal.com and inputting your personal identification number, you can access a variety of information including investment account values, investment results and retirement planning tools. Plan Participants may also change investment directions, transfer money and rebalance their portfolios.


DISTRIBUTION OF THE CONTRACT


The contract, which is no longer offered, was sold primarily by persons who are insurance agents of or brokers for the Company authorized by applicable law to sell life and other forms of personal insurance and variable annuities. In addition, those persons were usually registered representatives of Princor Financial Services Corporation, a company of the Principal Financial Group, Des Moines, Iowa 50392-0200, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Princor Financial Services Corporation, the principal underwriter, is paid for the distribution of the Contract in accordance with two separate schedules one of which provides for payment of 4.5% of Contributions scaling down for Contributions in excess of $5,000 and one which provides for payments of 3.0% of Contributions scaling down for Contributions in excess of $50,000. The contract was also sold through other selected broker-dealers registered under the Securities Exchange Act of 1934. Princor Financial Services Corporation is also the principal underwriter for various registered investment companies organized by the Company. Princor Financial Services Corporation is a subsidiary of Principal Financial Services, Inc.


PERFORMANCE CALCULATION


The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The contract was not offered prior to July 15, 1992. However, the Divisions invest in Accounts of the Principal Variable Contract Fund, Inc. These Accounts correspond to open-end investment companies ("mutual funds") which, effective January 1, 1998, were reorganized into the Accounts of the Principal Variable Contracts Fund, Inc. as follows:

  OLD MUTUAL FUND NAME                                   NEW CORRESPONDING ACCOUNT NAME
  --------------------                                   ------------------------------
  Principal Balanced Fund, Inc.                          Balanced Account
  Principal Bond Fund, Inc.                              Bond Account
  Principal Capital Accumulation Fund, Inc.              Capital Value Account
  Principal Emerging Growth Fund, Inc.                   MidCap Account
  Principal Government Securities Fund, Inc.             Government Securities Account
  Principal Growth Fund, Inc.                            Growth Account
  Principal Money Market Fund, Inc.                      Money Market Account
  Principal World Fund, Inc.                             International Account



Some of the Accounts (under their former names) were offered prior to the date that the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this contract had the contract been issued on or after the date the Account in which such Division invests was first offered. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the Statement of Additional Information.

From time to time the Separate Account advertises its Money Market Division's "yield" and "effective yield" for these contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects contingent deferred sales charges which, if included, would reduce the "yield" and "effective yield."


In addition, from time to time, the Separate Account will advertise its "yield" for the Bond Division and Government Securities Division for these contracts. The "yield" of these Divisions is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield."


Also, from time to time, the Separate Account will advertise the average annual total return of its various Divisions for these contracts. The average annual total return for any of the Divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value. In this calculation the ending value is reduced by a contingent deferred sales charge that decreases from 5% to 0% over a period of 7 years. The Separate Account may also advertise total return figures of its Divisions for a specified period that do not take into account the contingent deferred sales charge in order to illustrate the change in the Division's unit value over time. See "Deductions Under the Contract" for a discussion of contingent deferred sales charges. The Separate Account may also advertise total return figures of its Divisions for a specified period that do not take into account the Contract Administration Expense/Recordkeeping Charge in order to illustrate performance applicable to Owners of Benefits when this charge is not deducted from Investment Accounts.


VOTING RIGHTS


The Company shall vote Account shares held in Separate Account B at regular and special meetings of shareholders of each Account, but will follow voting instructions received from persons having the voting interest in the Account shares.


The number of Account shares as to which a person has the voting interest will be determined by the Company as of a date which will not be more than ninety days prior to the meeting of the Account, and voting instructions will be solicited by written communication at least ten days prior to the meeting.


During the accumulation period, the Owner of Benefits is the person having the voting interest in the Account shares attributable to the Investment Accounts which correlate to the Plan Participant. The number of Account shares held in Separate Account B which are attributable to each Investment Account is determined by dividing the Investment Account Value attributable to a Division of Separate Account B by the net asset value of one share of the underlying Account.


During the annuity period, the person then entitled to Variable Annuity Payments has the voting interest in the Account shares attributable to the variable annuity. The number of Account shares held in Separate Account B which are attributable to each variable annuity is determined by dividing the reserve for the variable annuity by the net asset value of one Account share. The voting interest in the Account shares attributable to the variable annuity will ordinarily decrease during the annuity period since the reserve for the variable annuity decreases due to the reduction in the expected payment period.


Account shares for which Owners of Benefits or payees of variable annuities are entitled to give voting instructions, but for which none are received, and shares of the Fund owned by the Company will be voted in the same proportion as the aggregate shares for which voting instructions have been received.

Proxy material will be provided to each person having a voting interest together with an appropriate form which may be used to give voting instructions to the Company.


If the Company determines pursuant to applicable law that Account shares held in Separate Account B need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then the Company may vote Account shares held in Separate Account B in its own right.


FEDERAL TAX STATUS


It should be recognized that the descriptions below of the federal income tax status of amounts received under the contracts are not exhaustive and do not purport to cover all situations. A qualified tax advisor should be consulted for complete information. (For the federal tax status of the Company and Separate Account B, see "Principal Life Insurance Company Separate Account B".)

A. TAXES PAYABLE BY OWNERS OF BENEFITS AND ANNUITANTS

 The contract offered in connection with this Prospectus is used with retirement programs which receive favorable tax deferred treatment under Federal income tax law and deferred annuity contracts purchased with after tax dollars. Annuity payments or other amounts received under the contract are subject to income tax withholding. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.


 Contributions to contracts used to fund Creditor-Exempt and General Creditor Non-Qualified Plans do not enjoy the advantages available to qualified retirement plans, but Contributions invested in contracts used to Fund Creditor-Exempt Non-qualified Retirement Plans may receive tax-deferred treatment of the earnings, until distributed from the contract as retirement benefits.


 1. TAX-DEFERRED ANNUITY PLANS - (SECTION 403(B) ANNUITIES FOR EMPLOYEES OF CERTAIN TAX-EXEMPT ORGANIZATIONS OR PUBLIC EDUCATIONAL INSTITUTIONS)

   CONTRIBUTIONS. Under section 403(b) of the Code, payments made by certain employers (i.e., tax-exempt organizations, meeting the requirements of section 501(c)(3) of the Code and public educational institutions) to purchase annuity contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), section 403(b)(2), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.


   An individual's voluntary salary reduction contributions under section 403(b) are generally limited to the lesser of $10,500 or 25 percent of net salary (or 20 percent of gross salary); additional catch-up contributions are permitted under certain circumstances. Combined employer and salary reduction contributions are generally limited to approximately 25 percent of gross salary. In addition, for plan years beginning after December 31, 1988, employer contributions must comply with various nondiscrimination rules; these rules may have the effect of further limiting the rate of employer contributions for highly compensated employees.


   TAXATION OF DISTRIBUTIONS. Distributions are restricted. The restrictions apply to amounts accumulated after December 31, 1988 (including voluntary contributions after that date and earnings on prior and current voluntary contributions). These restrictions require that no distributions will be permitted prior to one of the following events: (1) attainment of age 591/2,
   (2) separation from service, (3) death, (4) disability, or (5) hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon).


   All distributions from a section 403(b) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code and are subject to 20% income tax withholding. Distributions received before the recipient attains age 591/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, (3) separation from service during or after the year the Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and distributions (5) to alternate payee pursuant to a qualified domestic relations order, (6) made on account of certain levies on income or payments and (7) not in excess of tax deductible medical expenses.


   REQUIRED DISTRIBUTIONS. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 701/2 or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Plan Participants employed by governmental entities and certain church organizations may delay the commencement of payments until April 1 of the calendar year following retirement if they remain employed after attaining age 701/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the contract must be distributed within five years or, if distributions to a beneficiary designated under the contract commence within one year of the Plan Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant's death, distributions must continue at least as rapidly as under the method in effect at the date of death. Amounts accumulated under a contract on December 31, 1986, are not subject to these minimum distributions requirements. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.


   Tax-Free Transfers and Rollovers. The Code provides for the tax-free exchange of one annuity contract for another annuity contract, and the IRS has ruled that total or partial amounts transferred between section 403(b) annuity contracts and/or 403(b)(7) custodial accounts may qualify as tax-free exchanges under certain circumstances. In addition, section 403(b) of the Code permits tax-free rollovers of eligible rollover distributions from section 403(b) programs to Individual Retirement Accounts (IRAs) under certain circumstances. If an eligible rollover distribution is taken as a direct rollover to an IRA (or another 403(b) plan) the mandatory 20% income tax withholding does not apply. However, the 20% mandatory withholding requirement does apply to an eligible rollover distribution that is not made as a direct rollover. In addition, such a rollover must be completed within 60 days of receipt of the distribution.


 2. PUBLIC EMPLOYEE DEFERRED COMPENSATION PLANS - (SECTION 457 UNFUNDED DEFERRED COMPENSATION PLANS OF PUBLIC EMPLOYERS AND TAX-EXEMPT ORGANIZATIONS)

   CONTRIBUTIONS. Under section 457 of the Code, individuals who perform services for a unit of a state or local government may participate in a deferred compensation program. Tax-exempt employers may establish deferred compensation plans under section 457 only for a select group of management or highly compensated employees and/or independent contractors.


   This type of program allows individuals to defer the receipt of compensation which would otherwise be presently payable and to therefore defer the payment of Federal income taxes on the amounts. Assuming that the program meets the requirements to be considered a Public Employee Deferred Compensation Plan (an "PEDC Plan"), an individual may contribute (and thereby defer from current income for tax purposes) the lesser of $8,500 or 331/3% of the individuals includible compensation. (Includible compensation means compensation from the employer which is current includible in gross income for Federal tax purposes.) During the last three years before an individual attains normal retirement age, additional catch-up deferrals are permitted.


   The amounts which are deferred may be used by the employer to purchase the contract offered by this Prospectus. The contract is owned by the employer and, in fact, is subject to the claims of the employer's creditors. The employee has no present rights or vested interest in the contract and is only entitled to payment in accordance with the PEDC Plan provisions.


   TAXATION OF DISTRIBUTIONS. Amounts received by an individual from an PEDC Plan are includible in gross income for the taxable year in which such amounts are paid or otherwise made available.

   DISTRIBUTIONS BEFORE SEPARATION FROM SERVICE. Distributions generally are not permitted under an PEDC Plan prior to separation from service except for unforeseeable emergencies or upon reaching age 70 1/2. Emergency distributions are includible in the gross income of the individual in the year in which paid.


   REQUIRED DISTRIBUTIONS. The minimum distribution requirements for PEDC Plans are generally the same as those for qualified plans and section 403(b) Plans Contracts, except that no amounts are exempted from minimum distribution requirements.


   TAX FREE TRANSFERS AND ROLLOVERS. Federal income tax law permits the tax free transfer of PEDC Plan amounts to another PEDC Plan, but not to an IRA or other type of plan.


 3. 401(A) PLANS

   CONTRIBUTIONS. Under Section 401(a) of the Code, payments made by employers to purchase annuity Contracts for their employees are excludable from the gross income of employees to the extent that the aggregate Purchase Payments do not exceed the limitations prescribed by section 402(g), and section 415 of the Code. This gross income exclusion applies to employer contributions and voluntary salary reduction contributions.


   An individual's voluntary salary reduction contributions for a 401(k) plan are generally limited to $10,500 (2001 limit).


   For 401(a) qualified plans, the maximum annual contribution that a member can receive is limited to the lesser of 25% of includible compensation or $35,000 (2001 limit).


   TAXATION OF DISTRIBUTIONS. Distributions are restricted. These restrictions require that no distributions of employer contributions or salary deferrals will be permitted prior to one of the following events: (1) attainment of age 591/2, (2) separation from service, (3) death, (4) disability, or (5) for certain 401(a) Plans, hardship (hardship distributions will be limited to the amount of salary reduction contributions exclusive of earnings thereon). In-service distributions may be permitted under various circumstances in certain plans.


   To the extent distributions do not represent voluntary after-tax distributions, distributions from a section 401(a) Plan are taxed as ordinary income of the recipient in accordance with section 72 of the Code. Distributions received before the recipient attains age 591/2 generally are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are excepted from this penalty tax, including distributions following (1) death, (2) disability, 3) separation from service during or after the year the Plan Participant reaches age 55, (4) separation from service at any age if the distribution is in the form of payments over the life (or life expectancy) of the Plan Participant (or the Plan Participant and Beneficiary), and (5) distributions not in excess of tax deductible medical expenses.


   REQUIRED DISTRIBUTIONS. The first year for which a minimum distribution is required is the later of the calendar year in which the participant reaches age 701/2 or the calendar year in which the participant retires and such distributions must be made over a period that does not exceed the life expectancy of the Plan Participant (or the Plan Participant and Beneficiary). Following the death of the Plan Participant, the distribution requirements are generally the same as those described with respect to 403(b) Plans. A penalty tax of 50% will be imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.


   TAX-FREE TRANSFERS AND ROLLOVERS. The Code provides for the tax-free exchange of one annuity contract for another annuity contract. Distributions from a 401(a) Plan may also be transferred to a Rollover IRA.


 4. CREDITOR-EXEMPT NON-QUALIFIED PLANS

   Certain employers may establish Creditor-Exempt Non-Qualified Plans. Under such Plans the employer formally funds the Plan either by purchasing an annuity contract or by transferring funds on behalf of Plan Participants to a trust established for the benefit of such Plan Participants with a direction to the trustee to use the funds to purchase an annuity contract. The Trustee is the Contractholder and is considered the nominal owner of the contract. Each Plan Participant as a Trust beneficiary, is an Owner of Benefits under the contract and is treated as the owner for income tax purposes.


   TAXATION OF CONTRACT EARNINGS. Since each Plan Participant for income tax purposes is considered the owner of the Investment Account or Accounts which correlate to such Participant, any increase in a Participant's Investment Account Value resulting from the investment performance of the Contract is not taxable to the Plan Participant until received by such Plan Participant.


   CONTRIBUTIONS. Payments made by the employer to the Trust on behalf of a Plan Participant are currently includible in the Plan Participant's gross income as additional compensation and, if such payments coupled with the Plan Participant's other compensation is reasonable in amount, such payments are currently deductible as compensation by the Employer.


   TAXATION OF DISTRIBUTIONS. In general, partial redemptions from an Investment Account that are not received by a Plan Participant as an annuity under the contract allocated to post-August 13, 1982 Contributions under a preexisting contract are taxed as ordinary income to the extent of the accumulated income or gain under the contract. Partial redemptions from a contract that are allocated to pre-August 14, 1982 Contributions under a preexisting contract are taxed only after the Plan Participant has received all of the "investment in the contract" (Contributions less any amounts previously received and excluded from gross income).


   In the case of a complete redemption of an Investment Account under the contract (regardless of the date of purchase), the amount received will be taxed as ordinary income to the extent that it exceeds the Plan Participant's investment in the contract.


   If a Plan Participant purchases two or more contracts from the Company (or an affiliated company) within any twelve month period after October 21, 1988, those contracts are treated as a single contract for purposes of measuring the income on a partial redemption or complete surrender.


   When payments are received as an annuity, the Plan Participant's investment in the contract is treated as received ratably over the expected payment period of the annuity and excluded from gross income as a tax-free return of capital. Individuals who commence receiving annuity payments on or after January 1, 1987, can exclude from income only their unrecovered investment in the contract. Where such individuals die before they have recovered their entire investment in the contract on a tax-free basis, are entitled to a deduction of the unrecovered amount on their final tax return.


   In addition to regular income taxes, there is a 10% penalty tax on the taxable portion of a distribution received before the Plan Participant attains age 591/2 under the contract, unless the distribution is; (1) made to a Beneficiary on or after death of the Plan Participant, (2) made upon the disability of the Plan Participant; (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Plan Participant or the Plan Participant and Beneficiary; (4) made under an immediate annuity contract, or (5) allocable to Contributions made prior to August 14, 1982.


   REQUIRED DISTRIBUTIONS. The Internal Revenue Code does not require a Plan Participant under a Creditor-Exempt Non-Qualified Plan to commence receiving distributions at any particular time and does not limit the duration of annuity payments. However, the contract provides the Annuity Commencement Date must be no later than the April 1 of the calendar year following the calendar year in which the Participant attains age 701/2. However, upon the death of the Plan Participant prior to the commencement of annuity payments, the amount accumulated under the contract must be distributed within five years or, if distributions to a beneficiary designated under the contract commence within one year of the Plan Participant's death, distributions are permitted over the life of the beneficiary or over a period not extending beyond the beneficiary's life expectancy. If the Plan Participant has commenced receiving annuity distributions prior to the Plan Participant's death, distributions must continue at least as rapidly as under the method in effect at the date of death.

   TAX-FREE EXCHANGES. Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction, but is reportable to the IRS. Transferring Investment Account Values from this contract to a Companion Contract would fall within the provisions of Section 1035 of the Code.


 5. GENERAL CREDITOR NON-QUALIFIED PLANS

   CONTRIBUTIONS. Private taxable employers may establish informally funded, General Creditor Non-Qualified Plans for a select group of management or highly compensated employees and/or independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1989, and not subsequently modified, are subject to the rules discussed below.


   Informally funded General Creditor Non-Qualified Plans represent a bare contractual promise on the part of the employer to pay wages at some future time. The contract used to informally fund the employer's obligation is owned by the employer and is subject to the claims of the employer's creditors. The Plan Participant has no present right or vested interest in the contract and is only entitled to payment in accordance with Plan provisions. If the Employer who is the Contractholder, is not a natural person, the contract does not receive tax-deferred treatment afforded other Contractholders under the Internal Revenue Code.


   TAXATION OF DISTRIBUTIONS. Amounts received by an individual from a General Creditor Non-Qualified Plan are includible in the employee's gross income for the taxable year in which such amounts are paid or otherwise made available. Such amounts are deductible by the employer when paid to the individual.


B. FUND DIVERSIFICATION

 Separate Account investments must be adequately diversified in order for the increase in the value of Creditor-Exempt Non-Qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying Account must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an Account to meet the diversification requirements could result in tax liability to Creditor-Exempt Non-Qualified Contractholders.


 The investment opportunities of the Accounts could conceivably be limited by adhering to the above diversification requirements. This would affect all Contractholders, including those owners of contracts for whom diversification is not a requirement for tax-deferred treatment.


RIGHTS RESERVED BY THE COMPANY


The Contract does not permit excessive trading or market timing. Market timing activity can disrupt management strategy of the underlying mutual funds and increase expenses, which are borne by all Contract owners. We reserve the right to reject excessive exchanges or purchases by market timers if the trade would disrupt the management of the Separate Account, any Division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges at any time to prevent market timing efforts that could disadvantage other Contract owners. These modifications could include, but not be limited to:
.. requiring a minimum time period between each transfer;
.. not accepting transfer requests from someone providing them for multiple
  Contracts for which he or she is not the owner; or .. limiting the dollar amount that a Contract owner may transfer at any one time.

STATE REGULATION


The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner's representatives, at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.


In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.


GENERAL INFORMATION


LEGAL OPINIONS
Legal matters applicable to the issue and sale of the Contracts, including the right of the Company to issue Contracts under Iowa Insurance Law, have been passed upon by Karen E. Shaff, Senior Vice President and General Counsel of the Company.

LEGAL PROCEEDINGS
There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

REGISTRATION STATEMENT
This Prospectus omits some information contained in the Statement of Additional Information (or Part B of the Registration Statement) and Part C of the Registration Statement which the Company has filed with the Securities and Exchange Commission. The Statement of Additional Information is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained upon request, free of charge, by writing or telephoning Princor Financial Services Corporation. You may obtain a copy of Part C of the Registration Statement filed with the Securities and Exchange Commission, Washington, D.C. from the Commission upon payment of the prescribed fees.

INDEPENDENT AUDITORS
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company which are included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear in the Statement of Additional Information.

FINANCIAL STATEMENTS
The financial statements of the Principal Life Insurance Company which are included in the SAI should be considered only as it relates to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

CONTRACTHOLDERS' INQUIRIES
Contractholders' inquiries should be directed to Princor Financial Services Corporation, a company of the Principal Financial Group, Des Moines, Iowa 50392-0200, (515) 247-5711.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The table of contents for the Statement of Additional Information is provided below.

                               TABLE OF CONTENTS

Independent Auditors....................................................3

Underwriting Commissions................................................3

Calculation of Yield and Total Return...................................3

Principal Life Insurance Company Separate Account B

 Report of Independent Auditors......................................... 5

 Financial Statements................................................... 6

Principal Life Insurance Company

 Report of Independent Auditors......................................... 41

 Consolidated Financial Statements...................................... 42

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

                     Princor Financial Services Corporation
                                  a company of
                         the Principal Financial Group
                           Des Moines, IA 50392-0200
                           Telephone: 1-800-633-1373

                                     PART B

              PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

            PERSONAL VARIABLE (A GROUP VARIABLE ANNUITY CONTRACT FOR

        EMPLOYER SPONSORED QUALIFIED AND NON-QUALIFIED RETIREMENT PLANS)

                      STATEMENT OF ADDITIONAL INFORMATION


                               DATED MAY 1, 2002



This Statement of Additional Information provides information about Principal Life Insurance Company Separate Account B Personal Variable - Group Variable Annuity Contracts (the "Contract" or the "Contracts") in addition to the information that is contained in the Contract's Prospectus, dated May 1, 2002.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:


                     Princor Financial Services Corporation
                                  a company of
                         the Principal Financial Group
                           Des Moines Iowa 50392-0200
                           Telephone: 1-800-633-1373

                              TABLE OF CONTENTS


                                                                            Page


Independent Auditors ....................................................3

Underwriting Commissions ................................................3

Calculation of Yield and Total Return...................................3

Principal Life Insurance Company Separate Account B

 Report of Independent Auditors.........................................5

 Financial Statements...................................................6

Principal Life Insurance Company

 Report of Independent Auditors.........................................41

 Consolidated Financial Statements......................................42

INDEPENDENT AUDITORS

Ernst & Young LLP, Des Moines, Iowa, serve as independent auditors for Principal Life Insurance Company Separate Account B and Principal Life Insurance Company and perform audit and accounting services for Separate Account B and Principal Life Insurance Company.

UNDERWRITING COMMISSIONS



Aggregate dollar amount of underwriting commissions paid to and retained by Princor Financial Services Corporation for all Separate Account B contracts:

           YEAR           PAID TO             RETAINED BY
           ----          --------             -----------
           2001         $14,886,087                -
           2000          14,747,326                -
           1999          12,331,736                -




CALCULATION OF YIELD AND TOTAL RETURN


The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its Divisions. The contract was not offered prior to July 15, 1992. However, the Divisions invest in Accounts of the Principal Variable Contract Fund, Inc. These Accounts correspond to open-end investment companies ("mutual funds") which, effective January 1, 1998, were reorganized into the Accounts of the Principal Variable Contracts Fund, Inc. as follows:

  OLD MUTUAL FUND NAME                                NEW CORRESPONDING ACCOUNT NAME
  --------------------                                ------------------------------
  Principal Balanced Fund, Inc.                       Balanced Account
  Principal Bond Fund, Inc.                           Bond Account
  Principal Capital Accumulation Fund, Inc.           Capital Value Account
  Principal Emerging Growth Fund, Inc.                MidCap Account
  Principal Government Securities Fund, Inc.          Government Securities Account
  Principal Growth Fund, Inc.                         Growth Account
  Principal Money Market Fund, Inc.                   Money Market Account
  Principal World Fund, Inc.                          International Account



Some of the Accounts (under their former names) were offered prior to the date that the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this contract had the contract been issued on or after the date the Account in which such Division invests was first offered. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.


From time to time the Account advertises its Money Market Division's "yield" and "effective yield" for these contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" will be slightly higher than the

"yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects sales load deducted from purchase payments that, if included, would reduce the "yield" and "effective yield." For the period ended December 31, 2001, the 7-day annualized and effective yields were 0.83% and 0.84%, respectively.



From time to time, the Separate Account will advertise the average annual total return of its various divisions for these contracts. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value. In this calculation the ending value is reduced by a contingent deferred sales charge that decreases from 5% to 0% over a period of 7 years. The Separate Account may also advertise total return figures of its Divisions for a specified period that does not take into account the sales charge in order to illustrate the change in the Division's unit value over time. See "Deductions Under the Contract" for a discussion of contingent deferred sales charges.



Assuming the contract had been offered as of the dates indicated in the table below, the hypothetical average annual total returns for the periods ending December 31, 2001 are:

                                      WITH CONTINGENT DEFERRED SALES CHARGE     WITHOUT CONTINGENT DEFERRED SALES CHARGE
                                      -------------------------------------     ----------------------------------------
                                       ONE YEAR       FIVE YEAR    TEN YEAR      ONE YEAR      FIVE YEAR       TEN YEAR
                                      ---------      ----------    --------      --------      ---------       --------
 Balanced Division                      -12.44%        3.43%        7.18%         -7.83%         3.85%          7.18%
 Bond Division                            1.81         4.98         6.32           7.16          5.41           6.32
 Capital Value Division                 -13.46         4.31         8.84          -8.90          4.74           8.84
 Government Securities Division           1.33         6.08         6.10           6.66          6.51           6.10
 Growth Division                       --29.94         2.48        7.07/(1)/     -26.25          2.89          7.07/(1)/
 International Division                 -28.77         0.29        4.51/(1)/     -25.03          0.69          4.51/(1)/
 MidCap Division                         -9.36         8.36        12.20          -4.59          8.80          12.20
 Money Market Division                   -2.21         3.73         3.65           2.94          4.15           3.65


///(1)/
 Period from May 2, 1994 - December 31, 2001




Assuming the contract had been offered as of the periods indicated in the table below and assuming the Contract Administration Expense/Recordkeeping Charge is not deducted from Investment Accounts, the hypothetical average annual total returns for the periods ending December 31, 2001 are:

                                      WITH CONTINGENT DEFERRED SALES CHARGE      WITHOUT CONTINGENT DEFERRED SALES CHARGE
                                     --------------------------------------      -----------------------------------------
                                       ONE YEAR      FIVE YEAR      TEN YEAR      ONE YEAR      FIVE YEAR       TEN YEAR
                                       --------      ---------      --------      --------      ---------       --------
 Balanced Division                     -12.18%         3.63%         7.44%         -7.56%         4.05%          7.44%
 Bond Division                           2.06          5.19          6.60           7.43          5.62           6.60
 Capital Value Division                -13.21          4.50          9.10          -8.64          4.92           9.10
 Government Securities Division          1.58          6.28          6.40           6.92          6.71           6.40
 Growth Division                       -29.68          2.65         7.22/(1)/     -25.98          3.07          7.22/(1)/
 International Division                -28.52          0.48         4.69/(1)/     -24.76          0.88          4.69/(1)/
 MidCap Division                        -9.11          8.55         12.43          -4.33          8.99          12.43
 Money Market Division                  -1.95          3.95          3.96           3.21          4.37           3.96


///(1)/
 Period from May 2, 1994 - December 31, 2001

Report of Independent Auditors

Board of Directors and Participants
Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Separate Account B [comprised of the AIM V.I. Growth, AIM, V.I. Growth and Income, AIM V.I. Value, American Century VP Income & Growth, American Century VP Ultra, Asset Allocation, Balanced, Blue Chip, Bond, Capital Value, Dreyfus Founders Discovery, Equity Growth (formerly Aggressive Growth), Fidelity VIP II Contrafund, Fidelity VIP Growth, Government Securities, Growth, International, International Emerging Markets, International SmallCap, INVESCO VIF Dynamics, INVESCO VIF Health Sciences, INVESCO VIF Small Company Growth, INVESCO VIF Technology, Janus Aspen Aggressive Growth, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index, MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, Templeton Growth Securities, and Utilities Divisions] as of December 31, 2001, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended, except for those divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the management of Principal Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Separate Account B at December 31, 2001, and the results of their operations and the changes in their net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Des Moines, Iowa
February 11, 2002

                            Principal Life Insurance
                           Company Separate Account B

                      Statements of Assets and Liabilities

                                December 31, 2001

                                                                                         AIM V.I. Growth
                                                                        AIM V.I. Growth     and Income
                                                                           Division          Division
                                                                       ------------------------------------
                                                                       ------------------------------------
Assets
Investments in shares of mutual funds, at market                           $29,724,141      $44,552,887

Liabilities                                                                          -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net assets                                                                 $29,724,141      $44,552,887
                                                                       ====================================
                                                                       ====================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                                $         -           $    -
   Pension Builder Plus                                                              -                -
   Pension Builder Plus - Rollover IRA                                               -                -
   Personal Variable                                                                 -                -
   Premier Variable                                                                  -                -
   Principal Freedom Variable Annuity                                                -                -
   The Principal Variable Annuity                                           27,769,988       40,089,517
   The Principal Variable Annuity With Purchase Payment Credit Rider         1,954,153        4,463,370
Contracts in annuitization period:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus - Rollover IRA                                               -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total net assets                                                           $29,724,141      $44,552,887
                                                                       ====================================
                                                                       ====================================

Investments in shares of mutual funds, at cost                             $53,300,185      $61,764,725
Shares of mutual fund owned                                                  1,815,769        2,205,588

Accumulation units outstanding:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus                                                              -                -
   Pension Builder Plus - Rollover IRA                                               -                -
   Personal Variable                                                                 -                -
   Premier Variable                                                                  -                -
   Principal Freedom Variable Annuity                                                -                -
   The Principal Variable Annuity                                            4,436,912        5,152,191
   The Principal Variable Annuity With Purchase Payment Credit Rider           314,268          577,432
Accumulation unit value:
   Bankers Flexible Annuity                                                $         -      $         -
   Pension Builder Plus                                                              -                -
   Pension Builder Plus - Rollover IRA                                               -                -
   Personal Variable                                                                 -                -
   Premier Variable                                                                  -                -
   Principal Freedom Variable Annuity                                                -                -
   The Principal Variable Annuity                                                 6.28             7.78
   The Principal Variable Annuity With Purchase Payment Credit Rider              6.24             7.73

Annuitized units outstanding:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus - Rollover IRA                                               -                -
Annuitized unit value:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus - Rollover IRA                                           $   -            $   -

See accompanying notes.


                                                                                          American Century   American Century
                                                                          AIM V.I.           VP Income           VP Ultra
                                                                            Value        & Growth Division       Division
                                                                          Division
                                                                      -----------------------------------------------------------
                                                                      -----------------------------------------------------------
Assets
Investments in shares of mutual funds, at market                         $38,150,719         $6,447,984          $2,067,628

Liabilities                                                                        -                  -                   -
                                                                      -----------------------------------------------------------
                                                                      -----------------------------------------------------------
Net assets                                                               $38,150,719         $6,447,984          $2,067,628
                                                                      ===========================================================
                                                                      ===========================================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                           $                   $           -          $        -
   Pension Builder Plus                                                            -
   Pension Builder Plus - Rollover IRA                                             -                  -                   -
   Personal Variable                                                               -                  -                   -
   Premier Variable                                                                -                  -                   -
   Principal Freedom Variable Annuity                                              -                  -                   -
   The Principal Variable Annuity                                                  -          1,530,982                   -
   The Principal Variable Annuity With Purchase Payment Credit Rider      34,409,279          3,301,310           1,097,341
Contracts in annuitization period:                                         3,741,440          1,615,692             970,287
   Bankers Flexible Annuity
   Pension Builder Plus - Rollover IRA                                             -                  -                   -
                                                                                   -                  -                   -
                                                                      -----------------------------------------------------------
Total net assets                                                      -----------------------------------------------------------
                                                                         $38,150,719         $6,447,984          $2,067,628
                                                                      ===========================================================
                                                                      ===========================================================
Investments in shares of mutual funds, at cost                           $48,058,076         $6,607,496          $2,010,313
Shares of mutual fund owned                                                1,633,864            998,140             216,960

Accumulation units outstanding:
   Bankers Flexible Annuity                                                        -                  -                   -
   Pension Builder Plus                                                            -                  -                   -
   Pension Builder Plus - Rollover IRA                                             -                  -                   -
   Personal Variable                                                               -                  -                   -
   Premier Variable                                                                -                  -                   -
   Principal Freedom Variable Annuity                                              -            171,119                   -
   The Principal Variable Annuity                                          4,011,405            368,265             120,345
   The Principal Variable Annuity With Purchase Payment Credit Rider         439,099            180,907             106,810
Accumulation unit value:
   Bankers Flexible Annuity                                           $                       $       -            $      -
   Pension Builder Plus                                                            -
   Pension Builder Plus - Rollover IRA                                             -                  -                   -
   Personal Variable                                                               -                  -                   -
   Premier Variable                                                                -                  -                   -
   Principal Freedom Variable Annuity                                              -              8.95                    -
   The Principal Variable Annuity                                              8.41               8.96                9.12
   The Principal Variable Annuity With Purchase Payment Credit Rider           8.35               8.93                9.08

Annuitized units outstanding:
   Bankers Flexible Annuity                                                        -                  -                   -
   Pension Builder Plus - Rollover IRA                                             -                  -                   -
Annuitized unit value:
   Bankers Flexible Annuity                                                      $ -              $   -                 $ -
   Pension Builder Plus - Rollover IRA                                             -                  -                   -

See accompanying notes.

                                                                  Asset
                                                                Allocation       Balanced         Blue Chip
                                                                 Division        Division         Division
                                                             ---------------------------------------------------
                                                             ---------------------------------------------------
Assets
Investments in shares of mutual funds, at market                $92,272,845     $131,087,332     $   889,926

Liabilities                                                               -                -               -
                                                             ---------------------------------------------------
                                                             ---------------------------------------------------
Net assets                                                      $92,272,845     $131,087,332     $   889,926
                                                             ===================================================
                                                             ===================================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                  $                  $          -     $         -
   Pension Builder Plus                                                   -                -
   Pension Builder Plus - Rollover IRA                                    -                -               -
   Personal Variable                                                      -                -               -
   Premier Variable                                                       -        2,695,266               -
   Principal Freedom Variable Annuity                                 1,094       13,685,003               -
   The Principal Variable Annuity                                         -                -         889,926
   The Principal Variable Annuity With Purchase Payment
        Credit Rider                                             87,086,162      112,288,935               -
Contracts in annuitization period:                                5,185,589        2,418,128               -
   Bankers Flexible Annuity
   Pension Builder Plus - Rollover IRA                                    -                -               -
                                                                          -                -               -
                                                             ---------------------------------------------------
Total net assets                                             ---------------------------------------------------
                                                                $92,272,845     $131,087,332     $   889,926
                                                             ===================================================
                                                             ===================================================
Investments in shares of mutual funds, at cost                  $98,652,191     $144,404,928      $1,093,001
Shares of mutual fund owned                                       8,180,314        9,547,512         117,250

Accumulation units outstanding:
   Bankers Flexible Annuity                                               -                -               -
   Pension Builder Plus                                                   -                -               -
   Pension Builder Plus - Rollover IRA                                    -                -               -
   Personal Variable                                                      -        1,626,768               -
   Premier Variable                                                   1,104        8,129,502               -
   Principal Freedom Variable Annuity                                     -                -         119,254
   The Principal Variable Annuity                                 4,643,816        6,925,694               -
   The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                278,353          150,133               -
Accumulation unit value:
   Bankers Flexible Annuity                                  $            -      $         -       $       -
   Pension Builder Plus                                                   -                -               -
   Pension Builder Plus - Rollover IRA                                    -                -               -
   Personal Variable                                                      -             1.66               -
   Premier Variable                                                    0.99             1.68               -
   Principal Freedom Variable Annuity                                     -                -            7.46
   The Principal Variable Annuity                                     18.75            16.21               -
   The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                  18.63            16.11               -

Annuitized units outstanding:
   Bankers Flexible Annuity                                               -                -               -
   Pension Builder Plus - Rollover IRA                                    -                -               -
Annuitized unit value:
   Bankers Flexible Annuity                                            $  -              $ -             $ -
   Pension Builder Plus - Rollover IRA                                    -                -               -

                            Principal Life Insurance
                           Company Separate Account B

                Statements of Assets and Liabilities (continued)

                                December 31, 2001



                                                                             Bond         Capital Value
                                                                           Division          Division
                                                                       ------------------------------------
                                                                       ------------------------------------
Assets
Investments in shares of mutual funds, at market                          $151,715,900     $224,262,763
Liabilities                                                                          -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net assets                                                                $151,715,900     $224,262,763
                                                                       ====================================
                                                                       ====================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                               $          -     $  3,973,427
   Pension Builder Plus                                                              -        4,224,001
   Pension Builder Plus - Rollover IRA                                               -          752,654
   Personal Variable                                                         1,263,618        5,255,595
   Premier Variable                                                          8,458,682       28,158,337
   Principal Freedom Variable Annuity                                        3,364,173        1,477,676
   The Principal Variable Annuity                                          126,108,357      174,952,425
   The Principal Variable Annuity With Purchase Payment Credit Rider        12,521,070        5,159,785
Contracts in annuitization period:
   Bankers Flexible Annuity                                                          -           60,565
   Pension Builder Plus - Rollover IRA                                               -          248,298
                                                                       ------------------------------------
                                                                       ------------------------------------
Total net assets                                                          $151,715,900     $224,262,763
                                                                       ====================================
                                                                       ====================================

Investments in shares of mutual funds, at cost                            $149,837,928     $250,267,572
Shares of mutual fund owned                                                 12,813,843        8,072,814

Accumulation units outstanding:
   Bankers Flexible Annuity                                                          -          142,560
   Pension Builder Plus                                                              -          835,997
   Pension Builder Plus - Rollover IRA                                               -          132,755
   Personal Variable                                                           767,809        2,247,191
   Premier Variable                                                          5,064,561       11,828,166
   Principal Freedom Variable Annuity                                          301,379          180,346
   The Principal Variable Annuity                                            8,058,925        8,724,527
   The Principal Variable Annuity With Purchase Payment Credit Rider           805,458          259,015
Accumulation unit value:
   Bankers Flexible Annuity                                                  $       -      $     27.92
   Pension Builder Plus                                                              -             5.05
   Pension Builder Plus - Rollover IRA                                               -             5.68
   Personal Variable                                                              1.64             2.34
   Premier Variable                                                               1.67             2.39
   Principal Freedom Variable Annuity                                            11.16             8.19
   The Principal Variable Annuity                                                15.65            20.05
   The Principal Variable Annuity With Purchase Payment Credit Rider             15.55            19.92

Annuitized units outstanding:
   Bankers Flexible Annuity                                                          -            2,170
   Pension Builder Plus - Rollover IRA                                               -           43,684
Annuitized unit value:
   Bankers Flexible Annuity                                                     $    -    $       27.92
   Pension Builder Plus - Rollover IRA                                               -             5.68

See accompanying notes.

                                                                     Dreyfus
                                                                     Founders          Equity       Fidelity VIP II     Fidelity VIP
                                                                    Discovery          Growth          Contrafund          Growth
                                                                     Division         Division          Division          Division
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------
Assets
Investments in shares of mutual funds, at market                      $296,537        $283,730,910     $42,213,416      $49,560,589
Liabilities                                                                  -                   -               -                -
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------
Net assets                                                            $296,537        $283,730,910     $42,213,416      $49,560,589
                                                                ====================================================================
                                                                ====================================================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                      $           -       $           -      $        -        $       -
   Pension Builder Plus                                                      -                   -               -                -
   Pension Builder Plus - Rollover IRA                                       -                   -               -                -
   Personal Variable                                                         -                   -               -                -
   Premier Variable                                                          -                 486               -                -
   Principal Freedom Variable Annuity                                        -                   -               -                -
   The Principal Variable Annuity                                      190,084         275,782,012      38,470,811       45,666,255
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                           106,453           7,948,412       3,742,605        3,894,334
Contracts in annuitization period:
   Bankers Flexible Annuity                                                  -                   -               -                -
   Pension Builder Plus - Rollover IRA                                       -                   -               -                -
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------
Total net assets                                                      $296,537        $283,730,910     $42,213,416      $49,560,589
                                                                ====================================================================
                                                                ====================================================================

Investments in shares of mutual funds, at cost                        $286,017        $314,085,415     $51,478,181      $69,043,258
Shares of mutual fund owned                                             30,228          17,417,490       2,104,358        1,480,304

Accumulation units outstanding:
   Bankers Flexible Annuity                                                  -                   -               -                -
   Pension Builder Plus                                                      -                   -               -                -
   Pension Builder Plus - Rollover IRA                                       -                   -               -                -
   Personal Variable                                                         -                   -               -                -
   Premier Variable                                                          -                 511               -                -
   Principal Freedom Variable Annuity                                        -                   -               -                -
   The Principal Variable Annuity                                       21,540           9,805,767       4,272,145        5,285,266
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                            12,109             284,493         418,371          453,713
Accumulation unit value:
   Bankers Flexible Annuity                                      $           -       $           -     $         -      $         -
   Pension Builder Plus                                                      -                   -               -                -
   Pension Builder Plus - Rollover IRA                                       -                   -               -                -
   Personal Variable                                                         -                   -               -                -
   Premier Variable                                                          -                0.95               -                -
   Principal Freedom Variable Annuity                                        -                   -               -                -
   The Principal Variable Annuity                                        8.82                28.12            9.01              8.64
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                             8.79                27.94            8.95              8.58

Annuitized units outstanding:
   Bankers Flexible Annuity                                                  -                   -               -                -
   Pension Builder Plus - Rollover IRA                                       -                   -               -                -
Annuitized unit value:
   Bankers Flexible Annuity                                        $         -            $      -            $  -             $  -
   Pension Builder Plus - Rollover IRA                                       -                   -               -                -

See accompanying notes.



                                                                   Government
                                                                   Securities          Growth
                                                                    Division          Division
                                                                ------------------------------------
                                                                ------------------------------------
Assets
Investments in shares of mutual funds, at market                   $182,868,369      $194,687,489
Liabilities                                                                   -                 -
                                                                ------------------------------------
                                                                ------------------------------------
Net assets                                                         $182,868,369      $194,687,489
                                                                ====================================
                                                                ====================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                     $             -      $          -
   Pension Builder Plus                                                 576,814                 -
   Pension Builder Plus - Rollover IRA                                   72,650                 -
   Personal Variable                                                  2,824,735         3,639,265
   Premier Variable                                                  10,867,162        24,469,010
   Principal Freedom Variable Annuity                                         -                 -
   The Principal Variable Annuity                                   151,064,114       162,200,369
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                         17,462,894         4,378,845
Contracts in annuitization period:
   Bankers Flexible Annuity                                                   -                 -
   Pension Builder Plus - Rollover IRA                                        -                 -
                                                                ------------------------------------
                                                                ------------------------------------
Total net assets                                                   $182,868,369      $194,687,489
                                                                ====================================
                                                                ====================================

Investments in shares of mutual funds, at cost                     $172,547,420      $255,878,197
Shares of mutual fund owned                                          15,791,741        15,905,841

Accumulation units outstanding:
   Bankers Flexible Annuity                                                   -                 -
   Pension Builder Plus                                                 232,089                 -
   Pension Builder Plus - Rollover IRA                                   27,163                 -
   Personal Variable                                                  1,583,067         2,237,999
   Premier Variable                                                   5,964,991        14,819,863
   Principal Freedom Variable Annuity                                         -                 -
   The Principal Variable Annuity                                     9,402,598         9,977,494
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                          1,094,135           271,148
Accumulation unit value:
   Bankers Flexible Annuity                                      $           -        $         -
   Pension Builder Plus                                                    2.49                 -
   Pension Builder Plus - Rollover IRA                                     2.67                 -
   Personal Variable                                                       1.78              1.63
   Premier Variable                                                        1.82              1.65
   Principal Freedom Variable Annuity                                         -                 -
   The Principal Variable Annuity                                         16.07             16.26
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                              15.96             16.15

Annuitized units outstanding:
   Bankers Flexible Annuity                                                   -                 -
   Pension Builder Plus - Rollover IRA                                        -                 -
Annuitized unit value:
   Bankers Flexible Annuity                                               $   -              $  -
   Pension Builder Plus - Rollover IRA                                        -                 -

See accompanying notes.

                            Principal Life Insurance
                           Company Separate Account B

                Statements of Assets and Liabilities (continued)

                                December 31, 2001

                                                                                          International
                                                                                         Emerging Markets
                                                                         International       Division
                                                                           Division
                                                                       ------------------------------------
                                                                       ------------------------------------
Assets
Investments in shares of mutual funds, at market                          $128,098,975      $2,468,953

Liabilities                                                                          -               -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net assets                                                                $128,098,975      $2,468,953
                                                                       ====================================
                                                                       ====================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                            $             -   $           -
   Pension Builder Plus                                                              -               -
   Pension Builder Plus - Rollover IRA                                               -               -
   Personal Variable                                                         1,919,072               -
   Premier Variable                                                         10,012,321               -
   Principal Freedom Variable Annuity                                          634,108               -
   The Principal Variable Annuity                                          109,998,366       1,430,977
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                 5,535,108       1,037,976
Contracts in annuitization period:
   Bankers Flexible Annuity                                                          -               -
   Pension Builder Plus - Rollover IRA                                               -               -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total net assets                                                          $128,098,975      $2,468,953
                                                                       ====================================
                                                                       ====================================

Investments in shares of mutual funds, at cost                            $160,846,836      $2,450,403
Shares of mutual fund owned                                                 12,188,294         276,479

Accumulation units outstanding:
   Bankers Flexible Annuity                                                          -               -
   Pension Builder Plus                                                              -               -
   Pension Builder Plus - Rollover IRA                                               -               -
   Personal Variable                                                         1,356,716               -
   Premier Variable                                                          6,976,632               -
   Principal Freedom Variable Annuity                                           79,557               -
   The Principal Variable Annuity                                            8,130,290         152,704
   The Principal Variable Annuity With Purchase Payment Credit Rider           411,833         111,502
Accumulation unit value:
   Bankers Flexible Annuity                                            $             -   $           -
   Pension Builder Plus                                                              -               -
   Pension Builder Plus - Rollover IRA                                               -               -
   Personal Variable                                                              1.41               -
   Premier Variable                                                               1.44               -
   Principal Freedom Variable Annuity                                             7.97               -
   The Principal Variable Annuity                                                13.53           9.37
   The Principal Variable Annuity With Purchase Payment Credit Rider             13.44           9.31

Annuitized units outstanding:
   Bankers Flexible Annuity                                                          -               -
   Pension Builder Plus - Rollover IRA                                               -               -
Annuitized unit value:
   Bankers Flexible Annuity                                                      $   -            $  -
   Pension Builder Plus - Rollover IRA                                               -               -

See accompanying notes.


                                                                  International      INVESCO VIF      INVESCO VIF
                                                                SmallCap Division Dynamics Division  Health Sciences
                                                                                                        Division
                                                                -----------------------------------------------------
                                                                -----------------------------------------------------
Assets
Investments in shares of mutual funds, at market                    $36,066,061         $287,364       $3,669,856
Liabilities                                                                   -                -                -
                                                                -----------------------------------------------------
                                                                -----------------------------------------------------
Net assets                                                          $36,066,061         $287,364       $3,669,856
                                                                =====================================================
                                                                =====================================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                     $             -   $            -     $          -
   Pension Builder Plus                                                       -                -                -
   Pension Builder Plus - Rollover IRA                                        -                -                -
   Personal Variable                                                          -                -                -
   Premier Variable                                                           -                -                -
   Principal Freedom Variable Annuity
   The Principal Variable Annuity                                    33,013,836          245,382        2,482,644
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                          3,052,225           41,982        1,187,212
Contracts in annuitization period:
   Bankers Flexible Annuity                                                   -                -                -
   Pension Builder Plus - Rollover IRA                                        -                -                -
                                                                -----------------------------------------------------
Total net assets                                                    $36,066,061         $287,364       $3,669,856
                                                                =====================================================


Investments in shares of mutual funds, at cost                      $49,661,633         $275,035       $3,611,066
Shares of mutual fund owned                                           3,327,127           22,916          201,640

Accumulation units outstanding:
   Bankers Flexible Annuity                                                   -                -                -
   Pension Builder Plus                                                       -                -                -
   Pension Builder Plus - Rollover IRA                                        -                -                -
   Personal Variable                                                          -                -                -
   Premier Variable                                                           -                -                -
   Principal Freedom Variable Annuity                                         -                -                -
   The Principal Variable Annuity                                     2,848,084           30,727          252,001
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                            265,064            5,277          120,959
Accumulation unit value:
   Bankers Flexible Annuity                                     $             -   $            -     $          -
   Pension Builder Plus                                                       -                -                -
   Pension Builder Plus - Rollover IRA                                        -                -                -
   Personal Variable                                                          -                -                -
   Premier Variable                                                           -                -                -
   Principal Freedom Variable Annuity
   The Principal Variable Annuity                                         11.59             7.99             9.85
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                              11.52             7.96             9.82

Annuitized units outstanding:
   Bankers Flexible Annuity                                                   -                -                -
   Pension Builder Plus - Rollover IRA                                        -                -                -
Annuitized unit value:
   Bankers Flexible Annuity                                               $   -            $   -             $  -
   Pension Builder Plus - Rollover IRA                                        -                -                -

See accompanying notes.

                                                                INVESCO VIF Small                     Janus Aspen
                                                                  Company Growth     INVESCO VIF   Aggressive Growth
                                                                     Division        Technology         Division
                                                                                      Division
                                                                ------------------------------------------------------
                                                                ------------------------------------------------------
Assets
Investments in shares of mutual funds, at market                     $546,909         $1,022,178       $11,415,293
Liabilities                                                                 -                  -                 -
                                                                ------------------------------------------------------
                                                                ------------------------------------------------------
Net assets                                                           $546,909         $1,022,178       $11,415,293
                                                                ======================================================
                                                                ======================================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                     $           -     $            -      $          -
   Pension Builder Plus                                                     -                  -                 -
   Pension Builder Plus - Rollover IRA                                      -                  -                 -
   Personal Variable                                                        -                  -                 -
   Premier Variable                                                         -                  -                 -
   Principal Freedom Variable Annuity
   The Principal Variable Annuity                                     380,096            708,196         8,058,557
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                          166,813            313,982         3,356,736
Contracts in annuitization period:
   Bankers Flexible Annuity                                                 -                  -                 -
   Pension Builder Plus - Rollover IRA                                      -                  -                 -
                                                                ------------------------------------------------------
Total net assets                                                     $546,909         $1,022,178       $11,415,293
                                                                ======================================================
                                                                ======================================================

Investments in shares of mutual funds, at cost                       $517,623        $   994,922       $14,100,648
Shares of mutual fund owned                                            37,154             66,505           525,324

Accumulation units outstanding:
   Bankers Flexible Annuity                                                 -                  -                 -
   Pension Builder Plus                                                     -                  -                 -
   Pension Builder Plus - Rollover IRA                                      -                  -                 -
   Personal Variable                                                        -                  -                 -
   Premier Variable                                                         -                  -                 -
   Principal Freedom Variable Annuity                                       -                  -                 -
   The Principal Variable Annuity                                      45,023            100,171         1,448,075
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                           19,834             44,578           607,203
Accumulation unit value:
   Bankers Flexible Annuity                                     $           -     $            -   $             -
   Pension Builder Plus                                                     -                  -                 -
   Pension Builder Plus - Rollover IRA                                      -                  -                 -
   Personal Variable                                                        -                  -                 -
   Premier Variable                                                         -                  -                 -
   Principal Freedom Variable Annuity
   The Principal Variable Annuity                                       8.44                7.07              5.57
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                            8.41                7.04              5.53

Annuitized units outstanding:
   Bankers Flexible Annuity                                                 -                  -                 -
   Pension Builder Plus - Rollover IRA                                      -                  -                 -
Annuitized unit value:
   Bankers Flexible Annuity                                            $    -              $   -             $   -
   Pension Builder Plus - Rollover IRA                                      -                  -                 -

See accompanying notes.

                            Principal Life Insurance
                           Company Separate Account B

                Statements of Assets and Liabilities (continued)

                                December 31, 2001

                                                                        LargeCap Growth  LargeCap Growth
                                                                           Division      Equity Division
                                                                       ------------------------------------
                                                                       ------------------------------------
Assets
Investments in shares of mutual funds, at market                           $5,871,966       $2,452,450
Liabilities                                                                         -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net assets                                                                 $5,871,966       $2,452,450
                                                                       ====================================
                                                                       ====================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                            $            -    $           -
   Pension Builder Plus                                                             -                -
   Pension Builder Plus - Rollover IRA                                              -                -
   Personal Variable                                                                -                -
   Premier Variable                                                                 -                -
   Principal Freedom Variable Annuity                                         773,236                -
   The Principal Variable Annuity                                           3,191,773        1,464,045
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                1,906,957          988,405
Contracts in annuitization period:
   Bankers Flexible Annuity                                                         -                -
   Pension Builder Plus - Rollover IRA                                              -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total net assets                                                           $5,871,966       $2,452,450
                                                                       ====================================
                                                                       ====================================

Investments in shares of mutual funds, at cost                             $6,959,173       $2,683,458
Shares of mutual fund owned                                                   664,250          450,818

Accumulation units outstanding:
   Bankers Flexible Annuity                                                         -                -
   Pension Builder Plus                                                             -                -
   Pension Builder Plus - Rollover IRA                                              -                -
   Personal Variable                                                                -                -
   Premier Variable                                                                 -                -
   Principal Freedom Variable Annuity                                          88,816                -
   The Principal Variable Annuity                                             444,585          218,293
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                  267,388          148,354
Accumulation unit value:
   Bankers Flexible Annuity                                            $            -    $           -
   Pension Builder Plus                                                             -                -
   Pension Builder Plus - Rollover IRA                                              -                -
   Personal Variable                                                                -                -
   Premier Variable                                                                 -                -
   Principal Freedom Variable Annuity                                           8.71                 -
   The Principal Variable Annuity                                               7.18             6.71
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                    7.13             6.66

Annuitized units outstanding:
   Bankers Flexible Annuity                                                         -                -
   Pension Builder Plus - Rollover IRA                                              -                -
Annuitized unit value:
   Bankers Flexible Annuity                                                      $  -        $       -
   Pension Builder Plus - Rollover IRA                                              -                -

See accompanying notes.


                                                                     LargeCap                                          MidCap Growth
                                                                   Stock Index        MicroCap           MidCap           Division
                                                                     Division         Division          Division
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------
Assets
Investments in shares of mutual funds, at market                    $56,637,309       $6,045,808      $239,233,927       $19,629,853

Liabilities                                                                   -                -                 -                -
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------
Net assets                                                          $56,637,309       $6,045,808      $239,233,927      $19,629,853
                                                                ====================================================================
                                                                ====================================================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                     $             -      $         -      $          -      $         -
   Pension Builder Plus                                                       -                -                 -                -
   Pension Builder Plus - Rollover IRA                                        -                -                 -                -
   Personal Variable                                                          -                -         3,756,068                -
   Premier Variable                                                      49,078                -        21,159,833                -
   Principal Freedom Variable Annuity                                 4,073,287                -           748,407          632,155
   The Principal Variable Annuity                                    46,528,148        5,641,120       205,921,009       17,209,499
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                          5,986,796          404,688         7,648,610        1,788,199
Contracts in annuitization period:
   Bankers Flexible Annuity                                                   -                -                 -                -
   Pension Builder Plus - Rollover IRA                                        -                -                 -                -
                                                                --------------------------------------------------------------------
                                                                --------------------------------------------------------------------
Total net assets                                                    $56,637,309       $6,045,808      $239,233,927      $19,629,853
                                                                ====================================================================
                                                                ====================================================================

Investments in shares of mutual funds, at cost                      $65,316,426       $5,760,260      $229,910,880      $22,816,401
Shares of mutual fund owned                                           6,832,003          659,303         7,455,093        2,312,115

Accumulation units outstanding:
   Bankers Flexible Annuity                                     $             -      $         -      $          -    $           -
   Pension Builder Plus                                                       -                -                 -                -
   Pension Builder Plus - Rollover IRA                                        -                -                 -                -
   Personal Variable                                                          -                -         1,596,900                -
   Premier Variable                                                      52,132                -         8,857,515                -
   Principal Freedom Variable Annuity                                   474,990                -            63,043           63,443
   The Principal Variable Annuity                                     5,484,036          639,242         8,962,694        1,867,213
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                            710,318           46,163           335,113          195,308
Accumulation unit value:
   Bankers Flexible Annuity                                     $             -      $         -      $          -    $           -
   Pension Builder Plus                                                       -                -                 -                -
   Pension Builder Plus - Rollover IRA                                        -                -                 -                -
   Personal Variable                                                          -                -              2.35                -
   Premier Variable                                                        0.94                -              2.39                -
   Principal Freedom Variable Annuity                                      8.58                -             11.87              9.96
   The Principal Variable Annuity                                          8.48             8.82             22.98              9.22
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                               8.43             8.77             22.82              9.16

Annuitized units outstanding:
   Bankers Flexible Annuity                                                   -                -                 -                -
   Pension Builder Plus - Rollover IRA                                        -                -                 -                -
Annuitized unit value:
   Bankers Flexible Annuity                                                $  -             $  -              $  -              $ -
   Pension Builder Plus - Rollover IRA                                        -                -                 -                -

See accompanying notes.

                                                                   MidCap Growth
                                                                     Equity            MidCap
                                                                    Division           Value
                                                                                      Division
                                                                ------------------------------------
                                                                ------------------------------------
Assets
Investments in shares of mutual funds, at market                    $3,989,662       $4,347,094
Liabilities                                                                  -                -
                                                                ------------------------------------
                                                                ------------------------------------
Net assets                                                          $3,989,662       $4,347,094
                                                                ====================================
                                                                ====================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                     $            -       $        -
   Pension Builder Plus                                                      -                -
   Pension Builder Plus - Rollover IRA                                       -                -
   Personal Variable                                                         -                -
   Premier Variable                                                          -              979
   Principal Freedom Variable Annuity                                        -          900,738
   The Principal Variable Annuity                                    2,313,497        2,503,775
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                         1,676,165          941,602
Contracts in annuitization period:
   Bankers Flexible Annuity                                                  -                -
   Pension Builder Plus - Rollover IRA                                       -                -
                                                                ------------------------------------
                                                                ------------------------------------
Total net assets                                                    $3,989,662       $4,347,094
                                                                ====================================
                                                                ====================================

Investments in shares of mutual funds, at cost                      $4,430,899       $4,294,811
Shares of mutual fund owned                                            676,214          372,183

Accumulation units outstanding:
   Bankers Flexible Annuity                                           $      -       $        -
   Pension Builder Plus                                                      -                -
   Pension Builder Plus - Rollover IRA                                       -                -
   Personal Variable                                                         -                -
   Premier Variable                                                          -              992
   Principal Freedom Variable Annuity                                        -           64,085
   The Principal Variable Annuity                                      332,374          261,498
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                           242,413           98,710
Accumulation unit value:
   Bankers Flexible Annuity                                           $      -       $        -
   Pension Builder Plus                                                      -                -
   Pension Builder Plus - Rollover IRA                                       -                -
   Personal Variable                                                         -                -
   Premier Variable                                                          -             0.99
   Principal Freedom Variable Annuity                                        -            14.06
   The Principal Variable Annuity                                         6.96             9.57
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                              6.91             9.54

Annuitized units outstanding:
   Bankers Flexible Annuity                                                  -                -
   Pension Builder Plus - Rollover IRA                                       -                -
Annuitized unit value:
   Bankers Flexible Annuity                                            $     -            $   -
   Pension Builder Plus - Rollover IRA                                       -                -

See accompanying notes.

                            Principal Life Insurance
                           Company Separate Account B

                Statements of Assets and Liabilities (continued)

                                December 31, 2001

                                                                         Money Market      Real Estate
                                                                           Division          Division
                                                                       ------------------------------------
                                                                       ------------------------------------
Assets
Investments in shares of mutual funds, at market                          $150,639,078      $12,775,363
Liabilities                                                                        -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Net assets                                                                $150,639,078      $12,775,363
                                                                       ====================================
                                                                       ====================================
Net assets
Accumulation units:
   Bankers Flexible Annuity                                            $             -      $         -
   Pension Builder Plus                                                        740,676                -
   Pension Builder Plus - Rollover IRA                                          15,985                -
   Personal Variable                                                         2,267,647                -
   Premier Variable                                                         13,876,781            4,213
   Principal Freedom Variable Annuity                                        1,555,046                -
   The Principal Variable Annuity                                           99,847,692       10,859,885
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                32,335,251        1,911,265
Contracts in annuitization period:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus - Rollover IRA                                               -                -
                                                                       ------------------------------------
                                                                       ------------------------------------
Total net assets                                                          $150,639,078      $12,775,363
                                                                       ====================================
                                                                       ====================================
Investments in shares of mutual funds, at cost                            $150,639,078      $11,980,452
Shares of mutual fund owned                                                150,639,078        1,186,199

Accumulation units outstanding:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus                                                        343,141                -
   Pension Builder Plus - Rollover IRA                                           6,959                -
   Personal Variable                                                         1,566,688                -
   Premier Variable                                                          9,388,556            4,135
   Principal Freedom Variable Annuity                                          139,831                -
   The Principal Variable Annuity                                            7,537,565          893,448
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                 2,457,191          158,283
Accumulation unit value:
   Bankers Flexible Annuity                                            $             -      $         -
   Pension Builder Plus                                                           2.16                -
   Pension Builder Plus - Rollover IRA                                            2.30                -
   Personal Variable                                                              1.45                -
   Premier Variable                                                               1.48             1.02
   Principal Freedom Variable Annuity                                            11.12                -
   The Principal Variable Annuity                                                13.25            12.16
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                     13.16            12.07

Annuitized units outstanding:
   Bankers Flexible Annuity                                                          -                -
   Pension Builder Plus - Rollover IRA                                               -                -
Annuitized unit value:
   Bankers Flexible Annuity                                                     $    -        $       -
   Pension Builder Plus - Rollover IRA                                               -                -

See accompanying notes.

                                                                                                                  Templeton Growth
                                                                               SmallCap Growth      SmallCap         Securities
                                                            SmallCap Division     Division           Value            Division
                                                                                                    Division
                                                            -----------------------------------------------------------------------
                                                            -----------------------------------------------------------------------
Assets
Investments in shares of mutual funds, at market                $29,826,684       $45,886,244      $18,725,042        $685,296
Liabilities                                                               -                 -                -               -
                                                            -----------------------------------------------------------------------
                                                            -----------------------------------------------------------------------
Net assets                                                      $29,826,684       $45,886,244      $18,725,042        $685,296
                                                            =======================================================================
                                                            =======================================================================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                 $             -     $           -      $         -       $       -
   Pension Builder Plus                                                   -                 -                -               -
   Pension Builder Plus - Rollover IRA                                    -                 -                -               -
   Personal Variable                                                      -                 -                -               -
   Premier Variable                                                   1,335                 -           12,724               -
   Principal Freedom Variable Annuity                               900,169           361,004                -         685,296
   The Principal Variable Annuity                                26,773,063        42,283,607       15,754,496               -
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                      2,152,117         3,241,633        2,957,822               -
Contracts in annuitization period:
   Bankers Flexible Annuity                                               -                 -                -               -
   Pension Builder Plus - Rollover IRA                                    -                 -                -               -
                                                            -----------------------------------------------------------------------
                                                            -----------------------------------------------------------------------
Total net assets                                                $29,826,684       $45,886,244      $18,725,042        $685,296
                                                            =======================================================================
                                                            =======================================================================

Investments in shares of mutual funds, at cost                  $33,532,004       $71,834,448      $17,357,248        $774,539
Shares of mutual fund owned                                       3,714,406         4,328,891        1,646,881          62,243

Accumulation units outstanding:
   Bankers Flexible Annuity                                               -                 -                -               -
   Pension Builder Plus                                                   -                 -                -               -
   Pension Builder Plus - Rollover IRA                                    -                 -                -               -
   Personal Variable                                                      -                 -                -               -
   Premier Variable                                                   1,432                 -           13,195               -
   Principal Freedom Variable Annuity                                73,351            36,521                -          57,388
   The Principal Variable Annuity                                 2,697,380         3,765,681        1,212,519               -
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                        218,266           290,614          229,154               -
Accumulation unit value:
   Bankers Flexible Annuity                                      $        -       $         -       $        -       $       -
   Pension Builder Plus                                                   -                 -                -               -
   Pension Builder Plus - Rollover IRA                                    -                 -                -               -
   Personal Variable                                                      -                 -                -               -
   Premier Variable                                                    0.93                 -             0.96               -
   Principal Freedom Variable Annuity                                 12.27              9.88                -           11.94
   The Principal Variable Annuity                                      9.93             11.23            12.99               -
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                           9.86             11.15            12.91               -

Annuitized units outstanding:
   Bankers Flexible Annuity                                               -                 -                -               -
   Pension Builder Plus - Rollover IRA                                    -                 -                -               -
Annuitized unit value:
   Bankers Flexible Annuity                                          $    -              $  -            $   -           $   -
   Pension Builder Plus - Rollover IRA                                    -                 -                -               -

See accompanying notes.

                                                                Utilities
                                                                Division
                                                            ------------------
                                                            ------------------
Assets
Investments in shares of mutual funds, at market                $29,566,580
Liabilities                                                               -
                                                            ------------------
                                                            ------------------
Net assets                                                      $29,566,580
                                                            ==================
                                                            ==================

Net assets
Accumulation units:
   Bankers Flexible Annuity                                 $             -
   Pension Builder Plus                                                   -
   Pension Builder Plus - Rollover IRA                                    -
   Personal Variable                                                      -
   Premier Variable                                                       -
   Principal Freedom Variable Annuity                                     -
   The Principal Variable Annuity                                26,213,568
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                      3,353,012
Contracts in annuitization period:
   Bankers Flexible Annuity                                               -
   Pension Builder Plus - Rollover IRA                                    -
                                                            ------------------
                                                            ------------------
Total net assets                                                $29,566,580
                                                            ==================
                                                            ==================

Investments in shares of mutual funds, at cost                  $36,977,517
Shares of mutual fund owned                                       3,386,779

Accumulation units outstanding:
   Bankers Flexible Annuity                                               -
   Pension Builder Plus                                                   -
   Pension Builder Plus - Rollover IRA                                    -
   Personal Variable                                                      -
   Premier Variable                                                       -
   Principal Freedom Variable Annuity                                     -
   The Principal Variable Annuity                                 2,693,646
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                        346,834
Accumulation unit value:
   Bankers Flexible Annuity                                 $
                                                                          -
   Pension Builder Plus                                                   -
   Pension Builder Plus - Rollover IRA                                    -
   Personal Variable                                                      -
   Premier Variable                                                       -
   Principal Freedom Variable Annuity                                     -
   The Principal Variable Annuity                                      9.73
   The Principal Variable Annuity With Purchase
        Payment Credit Rider                                           9.67

Annuitized units outstanding:
   Bankers Flexible Annuity                                               -
   Pension Builder Plus - Rollover IRA                                    -
Annuitized unit value:
   Bankers Flexible Annuity                                      $        -
   Pension Builder Plus - Rollover IRA                                    -

See accompanying notes.

                        Principal Life Insurance Company
                               Separate Account B

                            Statements of Operations

                      For the Year Ended December 31, 2001

                                                                                              American
                                                               AIM V.I.                      Century VP
                                            AIM V.I. Growth   Growth and   AIM V.I. Value    Income &
                                                Division    Income Division   Division    Growth Division
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                $       71,405  $       21,903  $      48,746    $   10,734
Expenses:
   Mortality and expense risks                     411,617         556,230        436,025        27,923
   Separate account rider charges                    8,543          18,072         11,551         2,151
                                            ---------------------------------------------------------------
                                                   420,160         574,302        447,576        30,074
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net investment income (loss)                      (348,755)       (552,399)      (398,830)      (19,340)

Realized gains (losses) on investments
Realized gain (losses) on sale of fund
   shares                                       (3,382,268)     (1,866,754)    (1,021,162)      (46,515)
Capital gain distributions                               -               -        739,949             -
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Total realized gain (losses) on investments     (3,382,268)     (1,866,754)      (281,213)      (46,515)

Change in net unrealized appreciation or
   depreciation of investments                 (11,713,544)    (10,221,553)    (3,812,271)      (50,565)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                  $(15,444,567)   $(12,640,706)   $(4,492,314)    $(116,420)
                                            ===============================================================

(1) Commenced operations May 19, 2001.

See accompanying notes.

                                             American Century
                                                 VP Ultra
                                               Division (1)    Asset Allocation Balanced Division    Blue Chip
                                                                   Division                           Division
                                            ------------------------------------------------------------------------
                                            ------------------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                  $         -        $ 1,928,603      $   4,566,396     $     5,869
Expenses:
   Mortality and expense risks                      6,578          1,106,595          1,546,920           7,121
   Separate account rider charges                   1,507             17,024              7,595               -
                                            ------------------------------------------------------------------------
                                            ------------------------------------------------------------------------
                                                    8,085          1,123,619          1,554,515           7,121
                                            ------------------------------------------------------------------------
Net investment income (loss)                       (8,085)           804,984          3,011,881          (1,252)

Realized gains (losses) on investments
Realized gain (losses) on sale of fund
   shares                                          (1,651)          (730,280)        (2,160,263)        (36,686)
Capital gain distributions                              -            198,385          2,091,062               -
                                            ------------------------------------------------------------------------
                                            ------------------------------------------------------------------------
Total realized gain (losses) on investments        (1,651)          (531,895)           (69,201)        (36,686)

Change in net unrealized appreciation or
   depreciation of investments                     57,315         (5,140,131)       (14,903,012)       (136,007)
                                            ------------------------------------------------------------------------
                                            ------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                      $47,579        $(4,867,042)      $(11,960,332)      $(173,945)
                                            ========================================================================

(1) Commenced operations May 19, 2001.

See accompanying notes.



                                                 Bond         Capital Value
                                               Division          Division
                                            -----------------------------------
                                            -----------------------------------
Investment income (loss)
Income:
   Dividends                                   $7,723,231     $   2,713,402

Expenses:
   Mortality and expense risks                  1,496,792         2,510,898
   Separate account rider charges                  33,643            17,294
                                            -----------------------------------
                                            -----------------------------------
                                                1,530,435         2,528,192
                                            -----------------------------------
Net investment income (loss)                    6,192,796           185,210

Realized gains (losses) on investments
Realized gain (losses) on sale of fund
   shares                                         (37,886)       (1,674,396)
Capital gain distributions                              -         1,089,571
                                            -----------------------------------
                                            -----------------------------------
Total realized gain (losses) on investments       (37,886)         (584,825)

Change in net unrealized appreciation or
   depreciation of investments                  1,461,875       (21,824,046)
                                            -----------------------------------
                                            -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                   $7,616,785      $(22,223,661)
                                            ===================================
(1) Commenced operations May 19, 2001.
See accompanying notes.



                        Principal Life Insurance Company
                               Separate Account B

                      Statements of Operations (continued)

                      For the Year Ended December 31, 2001

                                            Dreyfus Founders                  Fidelity
                                               Discovery     Equity Growth     VIP II       Fidelity VIP
                                              Division (1)   Division (2)    Contrafund   Growth Division
                                                                              Division
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                  $       -     $      301,613   $    266,207   $           -

Expenses:
   Mortality and expense risks                      898          3,623,848        495,783        611,166
   Separate account rider charges                   174             28,628         12,551         14,497
                                            ---------------------------------------------------------------
                                                  1,072          3,652,476        508,334        625,663
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net investment income (loss)                      (1072)        (3,350,863)      (242,127)      (625,663)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares      (8,033)        (3,090,410)      (903,005)    (1,910,436)
Capital gain distributions                            -         20,736,691      1,064,829      3,465,912
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Total realized gain (loss) on investments        (8,033)        17,646,281        161,824      1,555,476

Change in net unrealized appreciation or
   depreciation of investments                   10,520        (68,635,438)    (5,720,862)   (11,609,886)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                     $1,415       $(54,340,020)   $(5,801,165)  $(10,680,073)
                                            ===============================================================

(1) Commenced operations May 19, 2001.
(2) Represented the operations of the Aggressive Growth Division until May 19, 2001 name change to Equity Growth Division.

See accompanying notes.

                                                                                                   International
                                                Government                                        Emerging Markets
                                                Securities          Growth        International       Division
                                                 Division          Division         Division
                                            -----------------------------------------------------------------------
                                            -----------------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                    $7,468,060     $            -     $      224,557      $   6,721

Expenses:
   Mortality and expense risks                   1,761,844          2,366,485         1,594,999         15,322
   Separate account rider charges                   48,280             17,120            20,699          3,247
                                            -----------------------------------------------------------------------
                                            -----------------------------------------------------------------------
                                                 1,810,124          2,383,605         1,615,698         18,569
                                            -----------------------------------------------------------------------
Net investment income (loss)                     5,657,936         (2,383,605)       (1,391,141)       (11,848)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares        439,714        (10,026,505)       (4,028,136)       (29,715)
Capital gain distributions                               -                  -            31,905              -
                                            -----------------------------------------------------------------------
                                            -----------------------------------------------------------------------
Total realized gain (loss) on investments          439,714        (10,026,505)       (3,996,231)       (29,715)

Change in net unrealized appreciation or
   depreciation of investments                   2,548,259        (59,163,654)      (37,076,812)        21,842
                                            -----------------------------------------------------------------------
                                            -----------------------------------------------------------------------
Net increase (decrease) in net assets           $8,645,909       $(71,573,764)     $(42,464,184)      $(19,721)
   resulting from operations

===================================================================================================================

(1) Commenced operations May 19, 2001.
(2) Represented the operations of the Aggressive Growth Division until May 19, 2001 name change to Equity Growth Division.

See accompanying notes.

                                              International       INVESCO VIF
                                            SmallCap Division  Dynamics Division
                                                                    (1)
                                            ------------------------------------
                                            ------------------------------------
Investment income (loss)
Income:
   Dividends                                $             -        $     -

Expenses:
   Mortality and expense risks                      468,333            854
   Separate account rider charges                    12,151             60
                                            ------------------------------------
                                            ------------------------------------
                                                    480,484            914
                                            ------------------------------------
Net investment income (loss)                       (480,484)          (914)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares      (1,995,665)        (1,301)
Capital gain distributions                                -              -
                                            ------------------------------------
                                            ------------------------------------
Total realized gain (loss) on investments        (1,995,665)        (1,301)

Change in net unrealized appreciation or
   depreciation of investments                   (7,790,759)        12,329
                                            ------------------------------------
                                            ------------------------------------
Net increase (decrease) in net assets
   resulting from operations                   $(10,226,908)       $10,114

================================================================================

(1) Commenced operations May 19, 2001.
(2) Represented the operations of the Aggressive Growth Division until May 19, 2001 name change to Equity Growth Division.

                        Principal Life Insurance Company
                               Separate Account B

                      Statements of Operations (continued)

                      For the Year Ended December 31, 2001

                                                              INVESCO VIF
                                              INVESCO VIF    Small Company                  Janus Aspen
                                             Health Sciences    Growth       INVESCO VIF     Aggressive
                                              Division (1)    Division (1)   Technology   Growth Division
                                                                             Division (1)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                $         -     $         -     $        -        $        -

Expenses:
   Mortality and expense risks                   13,316           1,647          3,037            89,794
   Separate account rider charges                 2,044             182            484            13,494
                                            ---------------------------------------------------------------
                                                 15,360           1,829          3,521           103,288
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net investment income (loss)                    (15,360)         (1,829)        (3,521)         (103,288)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares      (9,662)           (136)       (61,158)         (171,091)
Capital gain distributions                            -               -              -                 -
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Total realized gain (loss) on investments        (9,662)           (136)       (61,158)         (171,091)

Change in net unrealized appreciation or
   depreciation of investments                   58,790          29,286         27,256        (2,670,569)
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                    $33,768         $27,321       $(37,423)      $(2,944,948)
                                            ===============================================================

(1) Commenced operations May 19, 2001.

See accompanying notes.

                                             LargeCap Growth   LargeCap Growth      LargeCap
                                                 Division      Equity Division     Stock Index   MicroCap Division  MidCap Division
                                                                                    Division
                                            ---------------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                $           -      $           -       $   516,656    $           -      $   1,747,312


Expenses:
   Mortality and expense risks                      47,221            15,474           592,037           65,545          2,661,484
   Separate account rider charges                    8,216             3,431            16,870            1,555             25,343
                                            ---------------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------------
                                                    55,437            18,905           608,907           67,100          2,686,827
                                            ---------------------------------------------------------------------------------------
Net investment income (loss)                       (55,437)          (18,905)          (92,251)         (67,100)          (939,515)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares        (95,932)          (28,337)         (805,483)         (28,335)            98,936
Capital gain distributions                           1,281                 -                 -                -          6,268,673
                                            ---------------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------------
Total realized gain (loss) on investments          (94,651)          (28,337)         (805,483)         (28,335)         6,367,609

Change in net unrealized appreciation or
   depreciation of investments                    (942,987)         (226,473)       (5,829,384)         130,314        (17,624,409)
                                            ---------------------------------------------------------------------------------------
                                            ---------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                   $(1,093,075)        $(273,715)      $(6,727,118)       $  34,879       $(12,196,315)
                                            =======================================================================================

(1) Commenced operations May 19, 2001.

                                                   MidCap
                                                   Growth
                                                  Division
                                            --------------------
                                            --------------------
Investment income (loss)
Income:
   Dividends                                 $            -


Expenses:
   Mortality and expense risks                      219,612
   Separate account rider charges                     6,341
                                            --------------------
                                            --------------------
                                                    225,953
                                            --------------------
Net investment income (loss)                       (225,953)

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares        (505,545)
Capital gain distributions                          441,539
                                            --------------------
                                            --------------------
Total realized gain (loss) on investments           (64,006)

Change in net unrealized appreciation or
   depreciation of investments                   (3,226,545)
                                            --------------------
                                            --------------------
Net increase (decrease) in net assets
   resulting from operations                    $(3,516,504)
                                            ====================

(1) Commenced operations May 19, 2001.


                        Principal Life Insurance Company
                               Separate Account B

                      Statements of Operations (continued)

                      For the Year Ended December 31, 2001


                                                                MidCap
                                             MidCap Growth       Value      Money Market    Real Estate
                                            Equity Division    Division       Division        Division
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                $            -     $    3,746     $4,604,183       $463,610

Expenses:
   Mortality and expense risks                     30,472          18,125      1,411,326        117,186
   Separate account rider charges                   5,886           1,383        112,487          5,999
                                            ---------------------------------------------------------------
                                                   36,358          19,508      1,523,813        123,185
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net investment income (loss)                      (36,358)        (15,762)     3,080,370        340,425

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares       (70,972)        (31,536)             -        101,534
Capital gain distributions                              -         134,569              -              -
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Total realized gain (loss) on investments         (70,972)        103,033              -        101,534

Change in net unrealized appreciation or
   depreciation of investments                   (427,044)         (6,982)             -        301,589
                                            ---------------------------------------------------------------
                                            ---------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                    $(534,374)      $  80,289     $3,080,370       $743,548
                                            ===============================================================

See accompanying notes.

                                                                                    SmallCap         Templeton
                                                               SmallCap Growth        Value      Growth Securities     Utilities
                                            SmallCap Division      Division         Division          Division         Division
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
Investment income (loss)
Income:
   Dividends                                $            -     $            -         $137,743       $   11,086     $      821,012

Expenses:
   Mortality and expense risks                     311,449            601,394          168,699              772            404,333
   Separate account rider charges                    5,995             12,362            7,984                -             14,566
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
                                                   317,444            613,756          176,683              772            418,899
                                            ----------------------------------------------------------------------------------------
Net investment income (loss)                      (317,444)          (613,756)         (38,940)          10,314            402,113

Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares       (611,688)        (2,781,403)          99,521           (5,251)          (434,489)
Capital gain distributions                               -                  -          751,131           99,483                  -
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
Total realized gain (loss) on investments         (611,688)        (2,781,403)         850,652           94,232           (434,489)

Change in net unrealized appreciation or
   depreciation of investments                   1,307,607        (17,465,171)        (203,371)        (115,514)       (10,894,238)
                                            ----------------------------------------------------------------------------------------
                                            ----------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                   $   378,475       $(20,860,330)        $608,341       $  (10,968)      $(10,926,614)
                                            ========================================================================================

See accompanying notes.

                        Principal Life Insurance Company
                               Separate Account B

                       Statements of Changes in Net Assets

                      For the Year Ended December 31, 2001


                                                           AIM V.I. Growth               AIM V.I. Growth and Income
                                                              Division                          Division
                                                        ------------------------------- --------------------------------
                                                              2001           2000             2001            2000
                                                        ------------------------------- --------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                       $    (348,755)   $   868,844    $    (552,399)  $    888,889
     Net realized gains (losses) on
       investments                                         (3,382,268)      (103,108)      (1,866,754)        (9,700)
     Change in net unrealized
       appreciation or depreciation of
       investments                                        (11,713,544)   (12,885,711)     (10,221,553)    (9,224,554)
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net increase (decrease) in net assets
   resulting from operations                              (15,444,567)   (12,119,975)     (12,640,706)    (8,345,365)
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                         11,767,849     47,269,828       20,395,496     42,953,169
   Administration charges                                      (9,127)             -          (10,528)             -
   Contingent sales charges                                   (53,920)             -          (64,514)             -
   Contract terminations                                   (1,771,526)    (1,626,413)      (2,142,073)    (1,653,851)
   Death benefit payments                                     (93,365)      (167,587)        (388,869)      (207,399)
   Flexible withdrawal option payments                       (557,242)      (441,924)      (1,003,066)      (826,062)
   Transfer payments to other contracts                    (5,522,359)    (3,372,054)      (6,888,909)    (2,701,266)
   Annuity payments                                              -              -                -              -
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Increase (decrease) in net assets from
   principal transactions                                   3,760,310     41,661,850        9,897,537     37,564,591
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Total increase (decrease)                                 (11,684,257)    29,541,875       (2,743,169)    29,219,226

Net assets at beginning of period                          41,408,398     11,866,523       47,296,056     18,076,830
                                                         ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net assets at end of period                               $29,724,141    $41,408,398      $44,522,887    $47,296,056
                                                        =============================== ================================

(1) Commenced operations May 19, 2001.

See accompanying notes.

                                                                                                American Century
                                                            AIM V.I. Value                        VP Income &
                                                               Division                        Growth Division
                                                  -----------------------------------------------------------------------
                                                         2001             2000              2001             2000
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------

Increase (decrease) in net assets from operations:
     Net investment income (loss)                     $  (398,830)    $  1,110,807       $    (19,340)    $     (5,492)
     Net realized gains (losses) on
       investments                                       (281,213)         (53,182)           (46,515)          (2,099)
     Change in net unrealized
       appreciation or depreciation of
       investments                                     (3,812,271)      (7,180,684)           (50,565)        (135,998)
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                           (4,492,314)      (6,123,059)          (116,420)        (143,589)
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                     16,245,527       32,807,410          6,050,169        1,149,041
   Administration charges                                 (11,993)               -               (104)               -
   Contingent sales charges                               (54,345)               -             (1,172)               -
   Contract terminations                               (1,773,368)      (1,203,921)          (124,529)        (117,673)
   Death benefit payments                                (195,192)        (104,906)            (9,802)               -
   Flexible withdrawal option payments                   (563,208)        (498,285)           (78,873)          (7,818)
   Transfer payments to other contracts                (5,159,285)      (3,991,968)          (586,744)         (44,086)
   Annuity payments                                             -                -                  -                -
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                               8,488,136       27,008,330          5,248,945          979,464
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Total increase (decrease)                               3,995,822       20,885,271          5,132,525          835,875

Net assets at beginning of period                      34,154,897       13,269,626          1,315,459          479,584
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Net assets at end of period                           $38,150,719      $34,154,897         $6,447,984       $1,315,459
                                                  =======================================================================

(1) Commenced operations May 19, 2001.

See accompanying notes.

                                                       American Century
                                                            VP Ultra
                                                           Division (1)

                                                       ------------------
                                                             2001
                                                       ------------------
                                                       ------------------

Increase (decrease) in net assets from operations:
     Net investment income (loss)                   $      (8,085)
     Net realized gains (losses) on
       investments                                         (1,651)
     Change in net unrealized
       appreciation or depreciation of
       investments                                         57,315
                                                       ------------------
                                                       ------------------
Net increase (decrease) in net assets
   resulting from operations                               47,579
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                      2,064,039
   Administration charges                                    (101)
   Contingent sales charges                                  (109)
   Contract terminations                                   (4,073)
   Death benefit payments                                       -
   Flexible withdrawal option payments                     (4,519)
   Transfer payments to other contracts                   (35,189)
   Annuity payments                                             -
                                                       ------------------
                                                       ------------------
Increase (decrease) in net assets from
   principal transactions                               2,020,049
                                                       ------------------
                                                       ------------------
Total increase (decrease)                               2,067,628

Net assets at beginning of period                               -
                                                       ------------------
                                                       ------------------
Net assets at end of period                            $2,067,628
                                                       ==================

(1) Commenced operations May 19, 2001.

See accompanying notes.

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2001

                                                  Asset Allocation
                                                      Division                    Balanced Division
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
                                                2001           2000             2001            2000
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets
   from operations:
     Net investment income (loss)              $  804,984   $  7,924,144    $    3,011,881    $(2,143,332)
     Net realized gains (losses) on
       investments                               (531,895)       358,250           (69,201)       (71,874)
     Change in net unrealized
       appreciation or depreciation of
       investments                             (5,140,131)    (8,349,283)      (14,903,012)       (31,802)
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net increase (decrease) in net assets
   resulting from operations                   (4,867,042)       (66,889)      (11,960,332)    (2,247,008)
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                             26,359,590     24,836,845        24,854,111     35,101,818
   Administration charges                         (31,148)             -           (46,239)             -
   Contingent sales charges                      (146,841)             -          (230,683)             -
   Contract terminations                       (4,791,949)    (3,927,045)      (19,451,689)   (18,261,255)
   Death benefit payments                        (698,623)      (553,753)       (1,555,244)      (715,587)
   Flexible withdrawal option payments         (1,737,453)    (1,400,943)       (2,808,643)    (3,120,761)
   Transfer payments to other contracts       (11,173,163)    (6,599,958)      (13,354,334)   (52,522,237)
   Annuity payments                                     -              -                 -              -
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Increase (decrease) in net assets from
   principal transactions                       7,780,413     12,355,146       (12,592,721)   (39,518,022)
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Total increase (decrease)                       2,913,371     12,288,257       (24,553,053)   (41,765,030)

Net assets at beginning of period              89,359,474     77,071,217       155,640,385    197,405,415
                                           ------------------------------- --------------------------------
                                           ------------------------------- --------------------------------
Net assets at end of period                   $92,272,845     $89,359,474     $131,087,332   $155,640,385
                                           =============================== ================================

See accompanying notes.

                                                    Blue Chip Division                    Bond Division
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
                                                 2001             2000              2001             2000
                                           ----------------------------------------------------------------------
                                           ----------------------------------------------------------------------
Increase (decrease) in net assets
   from operations:
     Net investment income (loss)              $  (1,252)   $      (7,341)     $    6,192,796    $  (1,365,874)
     Net realized gains (losses) on
       investments                               (36,686)         (22,759)            (37,886)      (1,795,961)
     Change in net unrealized
       appreciation or depreciation of
       investments                              (136,007)        (120,681)          1,461,875        9,947,748
                                           ---------------------------------------------------------------------
                                           ---------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                    (173,945)         (150,781)       7,616,785        6,785,913
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                               336,924          549,421          69,171,733       23,969,093
   Administration charges                              -                -             (36,204)               -
   Contingent sales charges                         (229)               -            (176,019)               -
   Contract terminations                         (37,281)        (706,474)        (10,783,192)      (7,869,244)
   Death benefit payments                        (13,347)               -          (1,277,849)        (667,076)
   Flexible withdrawal option payments           (11,547)          (5,680)         (3,729,388)      (2,968,958)
   Transfer payments to other contracts         (126,544)         (33,830)        (16,217,904)     (30,557,401)
   Annuity payments                                    -                -                   -                -
                                           ---------------------------------------------------------------------
                                           ---------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                        147,976         (196,563)         36,951,177      (18,093,586)
                                           ---------------------------------------------------------------------
                                           ---------------------------------------------------------------------
Total increase (decrease)                        (25,969)        (347,344)         44,567,962      (11,307,673)

Net assets at beginning of period                915,895        1,263,239         107,147,938      118,455,611
                                           ---------------------------------------------------------------------
                                           ---------------------------------------------------------------------
Net assets at end of period                     $889,926      $   915,895        $151,715,900     $107,147,938
                                           ======================================================================

See accompanying notes.

                                                      Capital Value Division
                                                --------------------------------
                                                --------------------------------
                                                      2001             2000
                                                --------------------------------
                                                --------------------------------
Increase (decrease) in net
   assets from operations:
     Net investment income (loss)              $    185,210   $    1,874,331
     Net realized gains (losses) on
       investments                                 (584,825)     (10,224,363)
     Change in net unrealized
       appreciation or depreciation of
       investments                                (21,824,046)       7,050,125
                                                --------------------------------
                                                --------------------------------
Net increase (decrease) in net assets
   resulting from operations                      (22,223,661)      (1,299,907)
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                 43,405,293       61,492,346
   Administration charges                            (111,262)               -
   Contingent sales charges                          (320,255)               -
   Contract terminations                          (26,400,210)     (39,105,103)
   Death benefit payments                          (1,258,963)      (1,190,364)
   Flexible withdrawal option payments             (3,063,138)      (3,270,067)
   Transfer payments to other contracts           (19,549,439)     (99,488,330)
   Annuity payments                                   (39,201)         (43,455)
                                                --------------------------------
                                                --------------------------------
Increase (decrease) in net assets from
   principal transactions                          (7,337,175)     (81,604,973)
                                                --------------------------------
                                                --------------------------------
Total increase (decrease)                         (29,560,836)     (82,904,880)

Net assets at beginning of period                 253,823,599      336,728,479
                                                --------------------------------
                                                --------------------------------
Net assets at end of period                      $224,262,763     $253,823,599
                                                 ===============================

See accompanying notes.

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2001

                                                              Dreyfus
                                                              Founders
                                                             Discovery             Equity Growth
                                                             Division (1)           Division (2)
                                                          ---------------- -------------------------------
                                                          ---------------- -------------------------------
                                                               2001             2001           2000
                                                          ---------------- -------------------------------
                                                          ---------------- -------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                             $   (1,072)      $  (3,350,863)  $  6,587,388
   Net realized gains (losses) on investments                   (8,033)         17,646,281      2,428,024
   Change in net unrealized appreciation or depreciation
     of investments                                             10,520         (68,635,438)   (60,017,077)
                                                          ---------------- -------------------------------
                                                          ---------------- -------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    1,415         (54,340,020)   (51,001,665)
Changes from principal transactions:
   Purchase payments, less sales charges, per payment
     fees and applicable premium taxes                         326,846          54,487,434    104,870,218
   Administration charges                                          (32)           (189,728)             -
   Contingent sales charges                                          -            (480,724)             -
   Contract terminations                                             -         (15,660,291)   (22,256,584)
   Death benefit payments                                            -          (1,896,707)    (1,593,745)
   Flexible withdrawal option payments                          (1,345)         (3,515,069)    (3,458,829)
   Transfer payments to other contracts                        (30,347)        (31,806,714)   (35,361,616)
   Annuity payments                                                  -                   -              -
                                                          ---------------- -------------------------------
                                                          ---------------- -------------------------------
Increase (decrease) in net assets from principal
   transactions                                                295,122             938,201     42,199,444
                                                          ---------------- -------------------------------
                                                          ---------------- -------------------------------
Total increase (decrease)                                      296,537         (53,401,819)    (8,802,221)

Net assets at beginning of period                                    -         337,132,729    345,934,950
                                                          ---------------- -------------------------------
                                                          ---------------- -------------------------------
Net assets at end of period                                   $296,537        $283,730,910   $337,132,729
                                                          ================ ===============================

(1) Commenced operations May 19, 2001.
(2) Represented the operations of the Aggressive Growth Division until May 19, 2001 name change to Equity Growth Division.

See accompanying notes.

                                                                  Fidelity VIP II                  Fidelity VIP Growth
                                                                Contrafund Division                      Division
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
                                                               2001             2000              2001             2000
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                          $     (242,127)    $  2,394,653        $  (625,663)    $  2,322,789
   Net realized gains (losses) on investments                   161,824          (27,212)         1,555,476          (37,583)
   Change in net unrealized appreciation or depreciation
     of investments                                          (5,720,862)      (5,301,550)       (11,609,886)      (9,832,466)
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                (5,801,165)       (2,934,109)      (10,680,073)      (7,547,260)
Changes from principal transactions:
   Purchase payments, less sales charges, per payment
     fees and applicable premium taxes                       15,682,197       31,617,309         17,923,960       48,488,430
   Administration charges                                       (24,489)               -            (18,271)               -
   Contingent sales charges                                     (59,999)               -            (54,674)               -
   Contract terminations                                     (1,970,009)      (1,040,961)        (1,791,025)      (2,430,443)
   Death benefit payments                                      (186,448)        (101,338)          (190,773)        (178,983)
   Flexible withdrawal option payments                         (591,189)        (418,064)          (715,908)        (609,849)
   Transfer payments to other contracts                      (5,734,506)      (2,447,052)        (6,637,155)      (3,447,329)
   Annuity payments                                                   -                -                  -                -
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
Increase (decrease) in net assets from principal
   transactions                                               7,115,557       27,609,894          8,516,154       41,821,826
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
Total increase (decrease)                                     1,314,392       24,675,785         (2,163,919)      34,274,566

Net assets at beginning of period                            40,899,024       16,223,239         51,724,508       17,449,942
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------
Net assets at end of period                                 $42,213,416      $40,899,024        $49,560,589      $51,724,508
                                                        =======================================================================

(1) Commenced operations May 19, 2001.
(2) Represented the operations of the Aggressive Growth Division until May 19, 2001 name change to Equity Growth Division.

                                                               Government Securities
                                                                     Division
                                                        -----------------------------------
                                                        -----------------------------------
                                                              2001             2000
                                                        -----------------------------------
                                                        -----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                           $    5,657,936   $  (1,594,732)
   Net realized gains (losses) on investments                    439,714        (676,568)
   Change in net unrealized appreciation or depreciation
     of investments                                            2,548,259      13,406,520
                                                        -----------------------------------
                                                        -----------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  8,645,909      11,135,220
Changes from principal transactions:
   Purchase payments, less sales charges, per payment
     fees and applicable premium taxes                        86,251,814      33,251,666
   Administration charges                                        (51,231)              -
   Contingent sales charges                                     (220,688)              -
   Contract terminations                                     (11,798,114)    (13,838,170)
   Death benefit payments                                     (1,278,291)       (745,044)
   Flexible withdrawal option payments                        (4,079,100)     (3,005,162)
   Transfer payments to other contracts                      (18,222,052)    (37,646,970)
   Annuity payments                                                    -               -
                                                        -----------------------------------
                                                        -----------------------------------
Increase (decrease) in net assets from principal
   transactions                                               50,602,338     (21,983,680)
                                                        -----------------------------------
                                                        -----------------------------------
Total increase (decrease)                                     59,248,247     (10,848,460)

Net assets at beginning of period                            123,620,122     134,468,582
                                                        -----------------------------------
                                                        -----------------------------------
Net assets at end of period                                 $182,868,369    $123,620,122
                                                        ===================================

(1) Commenced operations May 19, 2001.
(2) Represented the operations of the Aggressive Growth Division until May 19, 2001 name change to Equity Growth Division.

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2001

                                                                Growth Division              International Division
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
                                                                2001           2000             2001            2000
                                                        ------------------------------- --------------------------------
                                                        ----------------------------------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                       $   (2,383,605)  $65,439,286     $   (1,391,141)  $  5,875,569
     Net realized gains (losses) on
       investments                                         (10,026,505)    8,838,623        (3,996,231)     1,362,267
     Change in net unrealized
       appreciation or depreciation of
       investments                                         (59,163,654)  (109,896,709)      (37,076,812)   (25,466,743)
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net increase (decrease) in net assets
   resulting from operations                               (71,573,764)  (35,618,800)      (42,464,184)   (18,228,907)
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                          43,191,089    85,767,869        36,350,370     58,916,121
   Administration charges                                      (56,231)            -           (26,416)             -
   Contingent sales charges                                   (300,876)            -          (197,795)             -
   Contract terminations                                   (28,231,324)  (36,179,939)      (15,010,912)   (17,195,738)
   Death benefit payments                                     (906,840)   (1,223,354)       (1,096,569)      (415,912)
   Flexible withdrawal option payments                      (2,985,768)   (3,260,702)       (1,627,280)    (1,700,001)
   Transfer payments to other contracts                    (24,491,398)  (62,692,390)      (20,918,542)   (30,948,310)
   Annuity payments                                                  -             -                 -              -
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Increase (decrease) in net assets from
   principal transactions                                  (13,781,348)  (17,588,516)       (2,527,144)     8,656,160
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Total increase (decrease)                                  (85,355,112)  (53,207,316)      (44,991,328)    (9,572,747)

Net assets at beginning of period                          280,042,601   333,249,917       173,090,303    182,663,050
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net assets at end of period                               $194,687,489  $280,042,601      $128,098,975   $173,090,303
                                                        =============================== ================================

(1) Commenced operations May 19, 2001.
(3) Commenced operations November 27, 2000.

See accompanying notes.


                                                   International Emerging Markets
                                                          Division (3)              International SmallCap Division
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
                                                         2001             2000              2001             2000
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------

Increase (decrease) in net assets from operations:
     Net investment income (loss)                   $    (11,848)     $       161       $    (480,484)    $  1,785,890
     Net realized gains (losses) on
       investments                                       (29,715)          (1,000)         (1,995,665)       1,630,344
     Change in net unrealized
       appreciation or depreciation of
       investments                                        21,842           (3,292)         (7,790,759)     (12,102,028)
                                                  -----------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                             (19,721)          (4,131)        (10,266,908)      (8,685,794)
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                     2,647,907          221,525          15,099,003       46,172,948
   Administration charges                                   (376)               -             (14,339)               -
   Contingent sales charges                                 (375)               -             (51,725)               -
   Contract terminations                                 (13,262)               -          (1,699,200)      (1,838,487)
   Death benefit payments                                      -                -            (168,869)         (88,215)
   Flexible withdrawal option payments                    (9,902)               -            (527,890)        (479,561)
   Transfer payments to other contracts                 (326,301)         (26,411)         (9,054,902)     (13,743,344)
   Annuity payments                                            -                -                   -                -
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                              2,297,691          195,114           3,582,078       32,023,341
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Total increase (decrease)                              2,277,970          190,983          (6,684,830)      21,337,547

Net assets at beginning of period                        190,983                -          42,750,891       21,413,344
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Net assets at end of period                           $2,468,953         $190,983         $36,066,061      $42,750,891
                                                  =======================================================================

(1) Commenced operations May 19, 2001.
(3) Commenced operations November 27, 2000.

See accompanying notes.


                                                    INVESCO VIF
                                                     Dynamics
                                                    Division (1)
                                                  ------------------
                                                  ------------------
                                                        2001
                                                  ------------------
                                                  ------------------

Increase (decrease) in net assets from operations:
     Net investment income (loss)                   $      (914)
     Net realized gains (losses) on
       investments                                       (1,301)
     Change in net unrealized
       appreciation or depreciation of
       investments                                       12,329
                                                  ------------------
                                                  ------------------
Net increase (decrease) in net assets
   resulting from operations                             10,114
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                      325,791
   Administration charges                                   (15)
   Contingent sales charges                                (451)
   Contract terminations                                (14,649)
   Death benefit payments                                     -
   Flexible withdrawal option payments                   (1,563)
   Transfer payments to other contracts                 (31,863)
   Annuity payments                                           -
                                                  ------------------
                                                  ------------------
Increase (decrease) in net assets from
   principal transactions                                277,250
                                                  ------------------
Total increase (decrease)                                287,364

Net assets at beginning of period                              -
                                                   ------------------
                                                   ------------------
Net assets at end of period                             $287,364
                                                   ==================

(1) Commenced operations May 19, 2001.
(3) Commenced operations November 27, 2000.

See accompanying notes.

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                   For the Years Ended December 31, 2001 and 2000

                                                                                            INVESCO VIF
                                                                           INVESCO VIF         Small
                                                                             Health       Company Growth
                                                                             Sciences      Division (1)
                                                                          Division (1)
                                                                         ---------------- ----------------
                                                                              2001             2001
                                                                         ---------------- ----------------
                                                                         ---------------- ----------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                           $    (15,360)      $   (1,829)
   Net realized gains (losses) on investments                                   (9,662)            (136)
   Change in net unrealized appreciation or depreciation of investments         58,790           29,286
                                                                         ---------------- ----------------
                                                                         ---------------- ----------------
Net increase (decrease) in net assets resulting from operations                 33,768           27,321
Changes from principal transactions:
   Purchase payments, less sales charges, per payment fees and
     applicable premium taxes                                                3,871,893          550,468
   Administration charges                                                         (195)              (6)
   Contingent sales charges                                                       (366)             (68)
   Contract terminations                                                       (13,134)          (2,198)
   Death benefit payments                                                            -                -
   Flexible withdrawal option payments                                          (9,779)            (435)
   Transfer payments to other contracts                                       (212,331)         (28,173)
   Annuity payments                                                                  -                -
                                                                         ---------------- ----------------
                                                                         ---------------- ----------------
Increase (decrease) in net assets from principal transactions                3,636,088          519,588
                                                                         ---------------- ----------------
                                                                         ---------------- ----------------
Total increase (decrease)                                                    3,669,856          546,909

Net assets at beginning of period                                                    -                -
                                                                         ---------------- ----------------
                                                                         ---------------- ----------------
Net assets at end of period                                                 $3,669,856         $546,909
                                                                         ================ ================

(1) Commenced operations May 19, 2001.
(3) Commenced operations November 27, 2000.

See accompanying notes.




                                                                          INVESCO VIF
                                                                           Technology           Janus Aspen Aggressive
                                                                          Division (1)           Growth Division (3)
                                                                       ------------------------------------------------------
                                                                              2001              2001             2000
                                                                       ------------------------------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                          $      (3,521)     $    (103,288)  $      (333)
   Net realized gains (losses) on investments                                  (61,158)          (171,091)            -
   Change in net unrealized appreciation or depreciation of investments         27,256         (2,670,569)      (14,786)
                                                                       ------------------------------------------------------
                                                                       ------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                (37,423)        (2,944,948)      (15,119)
Changes from principal transactions:
   Purchase payments, less sales charges, per payment fees and
     applicable premium taxes                                                1,534,786         14,893,570       868,482
   Administration charges                                                          (35)            (1,327)            -
   Contingent sales charges                                                        (54)            (3,739)            -
   Contract terminations                                                        (2,555)          (133,820)            -
   Death benefit payments                                                            -            (42,821)            -
   Flexible withdrawal option payments                                          (2,080)           (92,547)       (1,382)
   Transfer payments to other contracts                                       (470,461)        (1,111,056)            -
   Annuity payments                                                                  -                  -             -
                                                                       ------------------------------------------------------
                                                                       ------------------------------------------------------
Increase (decrease) in net assets from principal transactions                1,059,601         13,508,260       867,100
                                                                       ------------------------------------------------------
                                                                       ------------------------------------------------------
Total increase (decrease)                                                    1,022,178         10,563,312       851,981

Net assets at beginning of period                                                    -            851,981             -
                                                                       ------------------------------------------------------
                                                                       ------------------------------------------------------
Net assets at end of period                                                 $1,022,178        $11,415,293      $851,981
                                                                       ======================================================

(1) Commenced operations May 19, 2001.
(3) Commenced operations November 27, 2000.

See accompanying notes.

                                                                                LargeCap Growth
                                                                                    Division
                                                                       -----------------------------------
                                                                       -----------------------------------
                                                                             2001             2000
                                                                       -----------------------------------
                                                                       -----------------------------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)                                          $    (55,437)    $     (7,267)
   Net realized gains (losses) on investments                                 (94,651)          12,482
   Change in net unrealized appreciation or depreciation of investments      (942,987)        (211,446)
                                                                       -----------------------------------
                                                                       -----------------------------------
Net increase (decrease) in net assets resulting from operations            (1,093,075)        (206,231)
Changes from principal transactions:
   Purchase payments, less sales charges, per payment fees and
     applicable premium taxes                                               6,182,943        1,516,266
   Administration charges                                                        (408)               -
   Contingent sales charges                                                    (3,221)               -
   Contract terminations                                                     (217,100)        (132,568)
   Death benefit payments                                                           -                -
   Flexible withdrawal option payments                                        (55,452)          (3,778)
   Transfer payments to other contracts                                      (503,257)         (27,396)
   Annuity payments                                                                 -                -
                                                                       -----------------------------------
                                                                       -----------------------------------
Increase (decrease) in net assets from principal transactions               5,403,505        1,352,524
                                                                       -----------------------------------
                                                                       -----------------------------------
Total increase (decrease)                                                   4,310,430        1,146,293

Net assets at beginning of period                                           1,561,536          415,243
                                                                       -----------------------------------
                                                                       -----------------------------------
Net assets at end of period                                                $5,871,966       $1,561,536
                                                                       ===================================

(1) Commenced operations May 19, 2001.
(3) Commenced operations November 27, 2000.

See accompanying notes.

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2001

                                                                LargeCap Growth                    LargeCap Stock
                                                                Equity Division (3)                Index Division
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
                                                                2001           2000             2001            2000
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                       $      (18,905)   $     (210)    $      (92,251)  $     84,225
     Net realized gains (losses) on
       investments                                             (28,337)           (3)          (805,483)        40,462
     Change in net unrealized
       appreciation or depreciation of
       investments                                            (226,473)       (4,535)        (5,829,384)    (4,827,818)
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (273,715)       (4,748)        (6,727,118)    (4,703,131)
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                           2,882,838       344,901         29,850,758     27,990,373
   Administration charges                                         (215)            -            (18,049)             -
   Contingent sales charges                                     (1,143)            -            (61,467)             -
   Contract terminations                                       (51,905)            -         (2,340,318)    (2,230,107)
   Death benefit payments                                      (43,957)            -           (158,384)       (60,231)
   Flexible withdrawal option payments                          (9,876)            -           (818,201)      (538,531)
   Transfer payments to other contracts                       (389,730)            -         (7,910,889)    (4,305,932)
   Annuity payments                                                -             -                  -              -
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Increase (decrease) in net assets from
   principal transactions                                    2,386,012       344,901         18,543,450     20,855,572
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Total increase (decrease)                                    2,112,297       340,153         11,816,332     16,152,441

Net assets at beginning of period                              340,153             -         44,820,977     28,668,536
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net assets at end of period                                 $2,452,450      $340,153        $56,637,309    $44,820,977
                                                        =============================== ================================

(3) Commenced operations November 27, 2000.

See accompanying notes.



                                                           MicroCap Division                   MidCap Division
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
                                                         2001             2000              2001             2000
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                    $    (67,100)     $   (24,261)   $      (939,515)   $  42,151,833
     Net realized gains (losses) on
       investments                                        (28,335)          16,070          6,367,609        4,572,375
     Change in net unrealized
       appreciation or depreciation of
       investments                                        130,314          251,342        (17,624,409)     (17,409,684)
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                               34,879          243,151        (12,196,315)      29,314,524
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                      2,287,078        3,224,571         50,962,992       53,723,271
   Administration charges                                  (1,955)               -           (127,348)               -
   Contingent sales charges                                (4,175)               -           (357,019)               -
   Contract terminations                                 (136,382)        (128,321)       (25,502,328)     (22,094,156)
   Death benefit payments                                  (3,713)         (27,362)        (1,152,600)        (609,975)
   Flexible withdrawal option payments                    (46,648)         (39,137)        (2,245,665)      (2,020,092)
   Transfer payments to other contracts                  (681,551)        (604,485)       (19,490,990)     (39,150,580)
   Annuity payments                                             -                -                  -                -
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                               1,412,654        2,425,266          2,087,042      (10,151,532)
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Total increase (decrease)                               1,447,533        2,668,417        (10,109,273)      19,162,992

Net assets at beginning of period                       4,598,275        1,929,858        249,343,200      230,180,208
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Net assets at end of period                            $6,045,808       $4,598,275       $239,233,927     $249,343,200
                                                  =======================================================================

(3) Commenced operations November 27, 2000.

See accompanying notes.


                                                        MidCap Growth Division
                                                  -----------------------------------
                                                  -----------------------------------
                                                        2001             2000
                                                  -----------------------------------
                                                  -----------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                     $   (225,953)   $  1,340,334
     Net realized gains (losses) on
       investments                                         (64,006)        103,581
     Change in net unrealized
       appreciation or depreciation of
       investments                                      (3,226,545)       (951,039)
                                                  -----------------------------------
                                                  -----------------------------------
Net increase (decrease) in net assets
   resulting from operations                            (3,516,504)        492,876
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                       9,766,947      12,371,933
   Administration charges                                   (8,557)              -
   Contingent sales charges                                (20,861)              -
   Contract terminations                                  (723,020)       (446,332)
   Death benefit payments                                  (19,993)        (43,008)
   Flexible withdrawal option payments                    (189,503)       (123,260)
   Transfer payments to other contracts                 (3,434,106)     (2,430,465)
   Annuity payments                                              -               -
                                                  -----------------------------------
                                                  -----------------------------------
Increase (decrease) in net assets from
   principal transactions                                5,370,907       9,328,868
                                                  -----------------------------------
                                                  -----------------------------------
Total increase (decrease)                                1,854,403       9,821,744

Net assets at beginning of period                       17,775,450       7,953,706
                                                  -----------------------------------
                                                  -----------------------------------
Net assets at end of period                            $19,629,853     $17,775,450
                                                  ===================================

(3) Commenced operations November 27, 2000.

See accompanying notes.

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2001

                                                                MidCap Growth                    MidCap Value
                                                                Equity Division (3)                Division
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
                                                                2001           2000             2001            2000
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                       $      (36,358)   $     (575)       $   (15,762)    $  42,097
     Net realized gains (losses) on
       investments                                             (70,972)            -            103,033         1,802
     Change in net unrealized
       appreciation or depreciation of
       investments                                            (427,044)      (14,193)            (6,982)       41,178
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (534,374)      (14,768)            80,289        85,077
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                           4,355,817       982,051          4,793,207       185,883
   Administration charges                                         (850)            -               (113)            -
   Contingent sales charges                                     (2,015)            -               (741)            -
   Contract terminations                                       (71,407)            -            (42,914)       (4,111)
   Death benefit payments                                      (41,971)            -                  -             -
   Flexible withdrawal option payments                         (75,912)       (2,400)           (16,859)       (1,800)
   Transfer payments to other contracts                       (604,508)           (1)          (928,428)       (2,747)
   Annuity payments                                                -             -                  -             -
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Increase (decrease) in net assets from
   principal transactions                                    3,559,154       979,650          3,804,152       177,225
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Total increase (decrease)                                    3,024,780       964,882          3,884,441       262,302

Net assets at beginning of period                              964,882             -            462,653       200,351
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net assets at end of period                                 $3,989,662      $964,882         $4,347,094      $462,653
                                                        =============================== ================================

(3) Commenced operations November 27, 2000.

See accompanying notes.

                                                          Money Market Division               Real Estate Division
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------
                                                          2001             2000              2001             2000
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------

Increase (decrease) in net assets from operations:
     Net investment income (loss)                    $    3,080,370   $    4,075,725     $     340,425    $   218,279
     Net realized gains (losses) on
       investments                                                -                -           101,534         62,590
     Change in net unrealized
       appreciation or depreciation of
       investments                                                -                -           301,589        742,416
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                              3,080,370        4,075,725           743,548      1,023,285
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                      249,637,459      260,447,944         9,246,165      6,562,647
   Administration charges                                   (41,046)               -            (3,104)             -
   Contingent sales charges                                (420,487)               -           (12,429)             -
   Contract terminations                                (24,562,491)     (17,114,331)         (430,485)      (121,741)
   Death benefit payments                                  (704,127)        (297,270)          (15,174)             -
   Flexible withdrawal option payments                   (2,814,256)      (1,830,021)         (246,429)       (79,625)
   Transfer payments to other contracts                (169,642,727)    (255,146,359)       (3,892,906)    (2,283,276)
   Annuity payments                                               -                -                 -              -
                                                   -----------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                                51,452,325      (13,940,037)        4,645,638      4,078,005
                                                   -----------------------------------------------------------------------
Total increase (decrease)                                54,532,695       (9,864,312)        5,389,186      5,101,290

Net assets at beginning of period                        96,106,383      105,970,695         7,386,177      2,284,887
                                                   -----------------------------------------------------------------------
                                                   -----------------------------------------------------------------------
Net assets at end of period                            $150,639,078    $  96,106,383       $12,775,363     $7,386,177
                                                   =======================================================================

(3) Commenced operations November 27, 2000.

See accompanying notes.


                                                           SmallCap Division
                                                   -----------------------------------

                                                         2001             2000
                                                   -----------------------------------


Increase (decrease) in net assets from operations:
     Net investment income (loss)                    $    (317,444)   $  3,152,268
     Net realized gains (losses) on
       investments                                        (611,688)        (12,470)
     Change in net unrealized
       appreciation or depreciation of
       investments                                       1,307,607      (7,188,758)
                                                   -----------------------------------
                                                   -----------------------------------

Net increase (decrease) in net assets
   resulting from operations                               378,475      (4,048,960)
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                      12,128,310      16,654,649
   Administration charges                                  (10,428)              -
   Contingent sales charges                                (35,047)              -
   Contract terminations                                (1,197,338)       (962,669)
   Death benefit payments                                  (70,290)        (58,459)
   Flexible withdrawal option payments                    (366,960        (273,401)
   Transfer payments to other contracts                 (3,912,196)     (2,662,094)
   Annuity payments                                              -               -
                                                   ----------------------------------
Increase (decrease) in net assets from
   principal transactions                                6,536,051      12,698,026
                                                   -----------------------------------
Total increase (decrease)                                6,914,526       8,649,066

Net assets at beginning of period                       22,912,158      14,263,092
                                                   -----------------------------------
                                                   -----------------------------------
Net assets at end of period                            $29,826,684     $22,912,158
                                                   ===================================

(3) Commenced operations November 27, 2000.

See accompanying notes.

                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)

                      For the Year Ended December 31, 2001

                                                                 SmallCap Growth                  SmallCap Value
                                                                    Division                        Division
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
                                                                2001           2000             2001            2000
                                                        ------------------------------- --------------------------------
                                                        ----------------------------------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                       $   (613,756)  $  2,957,493     $     (38,940)  $   720,458
     Net realized gains (losses) on
       investments                                        (2,781,403)       477,606           850,652       137,110
     Change in net unrealized
       appreciation or depreciation of
       investments                                       (17,465,171)   (17,812,263)         (203,371)      720,908
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net increase (decrease) in net assets
   resulting from operations                             (20,860,330)   (14,377,164)          608,341     1,578,476
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                        18,525,458     62,638,677        12,678,083     4,075,512
   Administration charges                                    (13,666)             -            (6,150)            -
   Contingent sales charges                                  (70,256)             -           (18,639)            -
   Contract terminations                                  (2,351,195)    (2,673,304)         (610,683)     (178,663)
   Death benefit payments                                   (242,013)       (71,118)          (16,121)            -
   Flexible withdrawal option payments                      (655,839)      (558,626)         (145,022)      (82,999)
   Transfer payments to other contracts                   (8,439,889)   (12,692,326)       (3,154,847)   (1,431,180)
   Annuity payments                                                -              -                 -             -
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Increase (decrease) in net assets from
   principal transactions                                  6,752,600     46,643,303         8,726,621     2,382,670
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Total increase (decrease)                                (14,107,730)    32,266,139         9,334,962     3,961,146

Net assets at beginning of period                         59,993,974     27,727,835         9,390,080     5,428,934
                                                        ------------------------------- --------------------------------
                                                        ------------------------------- --------------------------------
Net assets at end of period                              $45,886,224    $59,993,974       $18,725,042    $9,390,080
                                                        =============================== ================================

See accompanying notes.

                                                           Templeton Growth
                                                          Securities Division                 Utilities Division
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
                                                         2001             2000              2001             2000
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                     $  10,314         $  61,738       $     402,113    $     825,388
     Net realized gains (losses) on
       investments                                       94,232           (42,110)           (434,489)         160,912
     Change in net unrealized
       appreciation or depreciation of
       investments                                     (115,514)            3,606         (10,894,238)       3,052,838
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                            (10,968)           23,234         (10,926,614)       4,039,138
Changes from principal transactions:
   Purchase payments, less sales charges,
     per payment fees and applicable
     premium taxes                                      281,108           775,245          19,206,822       13,566,884
   Administration charges                                     -                 -             (13,584)               -
   Contingent sales charges                                (224)                -             (51,816)               -
   Contract terminations                                (36,522)          (55,122)         (1,701,101)      (1,114,300)
   Death benefit payments                                     -                 -            (120,009)         (81,529)
   Flexible withdrawal option payments                  (10,686)           (3,258)           (773,854)        (515,657)
   Transfer payments to other contracts                 (47,888)         (459,020)         (6,979,046)      (4,315,142)
   Annuity payments                                           -                 -                   -                -
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                               185,788           257,845           9,567,412        7,540,256
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Total increase (decrease)                               174,820           281,079          (1,359,202)      11,579,394

Net assets at beginning of period                       510,476           229,397          30,925,782       19,346,388
                                                  -----------------------------------------------------------------------
                                                  -----------------------------------------------------------------------
Net assets at end of period                            $685,296          $510,476         $29,566,580      $30,925,782
                                                  =======================================================================

See accompanying notes.

                        Principal Life Insurance Company
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2001


1. Investment and Accounting Policies

Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal
Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2001, contractholder investment options include the following open-end management investment companies:

   Principal Variable Contracts Fund, Inc. (3)             Principal Variable Contracts Fund, Inc. (3)
     Asset Allocation Account                                (continued):
     Balanced Account                                        SmallCap Value Account
     Blue Chip Account                                       Utilities Account
     Bond Account                                          AIM V.I. Growth Fund
     Capital Value Account                                 AIM V.I. Growth and Income Fund
     Equity Growth Account, formerly the                   AIM V.I. Value Fund
       Aggressive Growth Account until                     American Century Variable Portfolios Inc.:
       May 19, 2001 name change                              VP Income & Growth
     Government Securities Account                           VP Ultra (1)
     Growth Account                                        Dreyfus Investment Portfolios - Founder
     International Account                                   Discovery Portfolio (1)
     International Emerging Markets Account (2)            Fidelity Variable Insurance Products Fund II:
     International SmallCap Account                          Fidelity VIP II Contrafund Portfolio
     LargeCap Growth Account                               Fidelity Variable Insurance Products Fund:
     LargeCap Growth Equity Account (2)                      Fidelity VIP Growth Portfolio
     LargeCap Stock Index Account                          Franklin Templeton Variable Insurance
     MicroCap Account                                        Products Series Trust:
     MidCap Account                                            Templeton Growth Securities Fund Class 2
     MidCap Growth Account                                INVESCO Variable Investment Funds:
     MidCap Growth Equity Account (2)                        VIF Dynamics (1)
     MidCap Value Account                                    VIF Health Sciences (1)
     Money Market Account                                    VIF Small Company Growth (1)
     Real Estate Account                                     VIF Technology (1)
     SmallCap Account                                      Janus Aspen Aggressive Growth Portfolio
     Small Cap Growth Account                                  Service Shares (2)

   (1) Additional investment option available to contractholders as of May 19, 2001.
   (2) Additional investment option available to contractholders as of November 27, 2000.
   (3) Organized by Principal Life Insurance Company.

Investments are stated at the closing net asset values per share on December 31, 2001.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

Separate Account B supports the following variable annuity contracts of Principal Life: Bankers Flexible Annuity Contracts; Pension Builder Plus Contracts; Pension Builder Plus - Rollover IRA Contracts; Personal Variable Contracts; Premier Variable Contracts; Principal Freedom Variable Annuity; and The Principal Variable Annuity. Principal Life no longer accepts contributions for Bankers Flexible Annuity Contracts, Pension Builder Plus Contracts and Pension Builder Plus-Rollover IRA Contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Change in Presentation

Separate Account B has presented the 2001 financial information in accordance with the AICPA Audit and Accounting Guide for Investment Companies (Audit Guide), which is effective January 1, 2001. The 2000 financial information has not been reclassified, as permitted by the Audit Guide.

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant's account is deducted as compensation for administrative expenses. The mortality and expense risk and annual administration charges amounted to $21,204 and $672, respectively, during the year ended December 31, 2001.

Pension Builder Plus and Pension Builder Plus - Rollover IRA Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 1.4965% (1.0001% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first 10 years of a contract, except for death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant's investment account values and the number of participants under the retirement plan and their participant investment account value. The charges for mortality and expense risks, contingent sales, and annual administration amounted to $91,578, $58, and $43,743, respectively, during the year ended December 31, 2001.

Personal Variable Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.64% of the asset value of each contract. A contingent sales charge of up to 5% may be deducted from withdrawals from an investment account during the first seven years from the date the first contribution which relates to such participant is accepted by Principal Life. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant's death or permanent disability. An annual administration charge of $34 for each participant's account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis. The charges for mortality and expense risks, contingent sales and annual administration amounted to $169,917, $7,443, and $21,128, respectively, during the year ended December 31, 2001.

Premier Variable Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.42% of the asset value of each contract. The Contractholder must also pay contract administration charges. The annual charge ranges from a minimum charge of $2,150 to $7,725 plus .03% of account values greater than $30,000,000. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. The charges for mortality expense risks and annual administration amounted to $598,792 and $8,018, respectively, during the year ended December 31, 2001. There were no contingent sales charges provided for in these contracts.

Principal Freedom Variable Annuity - Mortality and expenses risk assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.85% of the asset value of each contract. A contingent sales charge up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. The mortality expense risk and contingent sales charges amounted to $136,728 and $9,787, respectively, during the year ended December 31, 2001.

The Principal Variable Annuity - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lessor of two percent of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. The mortality expense risks, contingent sales, and annual administration amounted to $24,172,773, $3,461,875, and $811,348, respectively, during the year ended December 31, 2001. Effective November 27, 2000, Principal Life added a purchase payment credit rider to the contract, at an annual rate of .6%. For electing participants, the rider is deducted from the daily unit value. The Separate Account B rider charges were $519,379 during the year ended December 31, 2001.

In addition, during the year ended December 31, 2001, management fees were paid indirectly to Principal Management Corporation, an affiliate of Principal Life Insurance Company, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are based on an annual rate of .35% of the average daily net assets of the Large Cap Stock Index Account and 1.00% of the average daily net assets of the MidCap Growth Equity Account and LargeCap Growth Equity Account.

The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by .05% for each $100 million increase in net asset value above the initial $100 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $400 million. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $100 million of net asset value to net asset values of over $400 million:

                             Account                 Fee Range
   ----------------------------------------------------------------------------
   ----------------------------------------------------------------------------
   Bond, Government Securities, Money Market       0.50%   - 0.30%
   Balanced, Utilities                             0.60    - 0.40
   MidCap                                          0.65    - 0.45
   Asset Allocation, Equity Growth                 0.80    - 0.60
   SmallCap                                        0.85    - 0.65
   MidCap Growth, Real Estate                      0.90    - 0.70
   MicroCap, SmallCap Growth                       1.00    - 0.80
   SmallCap Value                                  1.10    - 0.90
   International SmallCap                          1.20    - 1.00

The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by .05% for each $250 million increase in net asset value above the initial $250 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $1 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $250 million of net asset value to net asset values of over $1 billion:

                             Account                    Fee Range
   -----------------------------------------------------------------------------
   -----------------------------------------------------------------------------

   Blue Chip, Capital Value, Growth             0.60% - 0.40%
   International                                0.85 - 0.65
   MidCap Value                                 1.05 - 0.85
   LargeCap Growth                              1.10 - 0.90
   International Emerging Markets               1.25 - 1.05

3. Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

4. Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows during the year ended December 31, 2001:

    Division                                             Purchases     Sales
   -----------------------------------------------------------------------------

   AIM V.I. Growth:
      The Principal Variable Annuity                   $  9,508,926 $ 8,242,965
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                              2,330,328     184,734

   AIM V.I. Growth and Income:
      The Principal Variable Annuity                     15,330,197  10,548,946
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                              5,087,202     523,315

   AIM V.I. Value:
      The Principal Variable Annuity                     12,892,643   7,944,040
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                              4,141,578     260,926







4. Purchases and Sales of Investments (continued)

    Division                                                            Purchases            Sales
   ------------------------------------------------------------------------------------------------------
   American Century VP Income & Growth:
      Principal Freedom Variable Annuity                                $     959,718      $     626,898
      The Principal Variable Annuity                                        3,456,133            174,259
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                1,645,052             30,141

   American Century VP Ultra:
      The Principal Variable Annuity                                        1,109,489             46,645
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                  954,551              5,431

   Asset Allocation:
      Premier Variable                                                          1,063                  -
      The Principal Variable Annuity                                       22,412,015         19,013,584
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                6,073,499            689,211

   Balanced:
      Personal Variable                                                       932,470          2,162,327
      Premier Variable                                                      6,469,960         14,070,051
      The Principal Variable Annuity                                       20,893,655         22,660,245
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                3,215,484            108,724

   Blue Chip:
      Principal Freedom Variable Annuity                                      342,794            196,070

   Bond:
      Personal Variable                                                       700,127            676,109
      Premier Variable                                                      4,513,087          5,736,665
      Principal Freedom Variable Annuity                                    2,334,011          1,089,753
      The Principal Variable Annuity                                       53,781,070         24,370,284
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                               15,566,671          1,878,182

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------
   Capital Value:
      Bankers Flexible Annuity                                         $       70,961      $     550,123
      Pension Builder Plus                                                    496,017            409,606
      Pension Builder - Rollover IRA                                           66,594             46,336
      Personal Variable                                                     1,299,264          3,321,043
      Premier Variable                                                      7,583,046         17,239,687
      Principal Freedom Variable Annuity                                      371,035            335,274
      The Principal Variable Annuity                                       30,997,603         30,557,892
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                6,323,751            810,704

   Dreyfus Founders Discovery:
      The Principal Variable Annuity                                          207,484             19,495
      The Principal Variable Annuity With Purchase Payment
        Credit Rider                                                          119,362             13,301

   Equity Growth:
      Premier Variable                                                            457                  -
      The Principal Variable Annuity                                       63,679,839         56,523,815
      The Principal Variable Annuity with Purchase Payment Credit
        Rider                                                              11,845,441            677,893

   Fidelity VIP II Contrafund:
      The Principal Variable Annuity                                       12,283,537          8,413,141
      The Principal Variable Annuity with Purchase Payment Credit
        Rider                                                               4,729,695            661,832

   Fidelity VIP Growth:
      The Principal Variable Annuity                                       16,435,205          9,835,006
      The Principal Variable Annuity with Purchase Payment Credit
        Rider                                                               4,954,666            198,462

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------
   Government Securities:
      Pension Builder Plus                                              $     100,458      $     134,837
      Pension Builder - Rollover IRA                                            9,646              1,886
      Personal Variable                                                       916,876          1,208,391
      Premier Variable                                                      4,782,577          4,785,420
      The Principal Variable Annuity                                       66,352,763         28,093,763
      The Principal Variable Annuity with Purchase Payment
        Credit Rider                                                       21,557,555          3,235,304

   Growth:
      Personal Variable                                                     1,443,614          2,528,915
      Premier Variable                                                     10,141,449         22,321,590
      The Principal Variable Annuity                                       26,771,800         34,130,180
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                4,834,225            375,356

   International:
      Personal Variable                                                       708,015          1,220,434
      Premier Variable                                                      4,408,036         10,689,422
      Principal Freedom Variable Annuity                                      164,094            229,850
      The Principal Variable Annuity                                       25,023,054         27,780,476
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                6,303,632            573,029

   International Emerging Markets:
      The Principal Variable Annuity                                        1,638,015            300,750
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                1,016,613             68,035

   International SmallCap:
      The Principal Variable Annuity                                       11,794,587         11,743,914
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                3,304,417            253,496

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------
   INVESCO VIF Dynamics:
      The Principal Variable Annuity                                    $     266,467     $       30,283
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                   59,324             19,172

   INVESCO VIF Health Sciences:
      The Principal Variable Annuity                                        2,672,233            229,164
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                1,199,660             22,001

   INVESCO VIF Small Company Growth:
      The Principal Variable Annuity                                          372,279             11,936
      The Principal Variable Annuity With Purchase
        Payment Credit Rider                                                  178,189             20,773

   INVESCO VIF Technology:
      The Principal Variable Annuity                                        1,214,105            468,431
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                  320,681             10,275

   Janus Aspen Aggressive Growth:
      The Principal Variable Annuity                                       10,509,845          1,102,522
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                4,383,725            386,076

   LargeCap Growth:
      Principal Freedom Variable Annuity                                      257,415            248,299
      The Principal Variable Annuity                                        3,670,868            314,467
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                2,255,942            272,110

   LargeCap Growth Equity:
      The Principal Variable Annuity                                        1,822,953            395,730
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                1,059,884            120,000

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------

   LargeCap Stock Index:
      Premier Variable                                                 $       80,990     $       30,870
      Principal Freedom Variable Annuity                                    1,391,538          1,000,123
      The Principal Variable Annuity                                       22,160,633         10,343,791
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                6,734,252            541,430

   MicroCap:
      The Principal Variable Annuity                                        1,857,702            896,909
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                  429,375             44,614

   MidCap:
      Personal Variable                                                     1,232,778          2,007,323
      Premier Variable                                                      7,924,356         16,333,536
      Principal Freedom Variable Annuity                                      355,260             80,182
      The Principal Variable Annuity                                       40,130,727         32,534,066
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                9,335,857            607,671

   MidCap Growth:
      Principal Freedom Variable Annuity                                      726,609            406,544
      The Principal Variable Annuity                                        7,222,693          3,824,997
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                2,259,184            390,452

   MidCap Growth Equity:
      The Principal Variable Annuity                                        2,506,125            689,515
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                1,849,692            143,506

   MidCap Value:
      Premier Variable                                                            943                  1
      Principal Freedom Variable Annuity                                      964,756            498,284
      The Principal Variable Annuity                                        3,005,026            488,808
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                  960,798             21,471


    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------
   Money Market:
      Pension Builder Plus                                             $       78,593     $       27,526
      Pension Builder - Rollover IRA                                            4,925                194
      Personal Variable                                                     2,230,228          2,313,951
      Premier Variable                                                     17,169,448         18,083,403
      Principal Freedom Variable Annuity                                    2,690,559          2,072,096
      The Principal Variable Annuity                                      136,680,458        108,086,236
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                               95,387,433         69,125,543

   Real Estate:
      Premier Variable                                                          4,213                  3
      The Principal Variable Annuity                                        7,574,032          4,385,660
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                2,131,529            338,048

   SmallCap:
      Premier Variable                                                          1,040                  1
      Principal Freedom Variable Annuity                                      196,395             99,072
      The Principal Variable Annuity                                        9,589,546          5,483,327
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                2,341,329            327,303

   SmallCap Growth:
      Principal Freedom Variable Annuity                                      140,096            129,266
      The Principal Variable Annuity                                       14,658,432         11,960,083
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                3,726,925            297,260

   SmallCap Value:
      Premier Variable                                                         13,690                308
      The Principal Variable Annuity                                       10,235,035          3,871,833
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                3,318,232            256,004

    Division                                                            Purchases            Sales
   --------------------------------------------------------------------------------------------------------
   Templeton Growth Securities:
      Principal Freedom Variable Annuity                                $     391,678     $       96,093

   Utilities:
      The Principal Variable Annuity                                       15,265,740          9,431,063
      The Principal Variable Annuity with Purchase
        Payment Credit Rider                                                4,762,093            627,245

5. Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

                                                      2001                             2000
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------
  AIM V.I. Growth:
     The Principal Variable Annuity          1,281,060        1,121,266         3,783,560        474,664
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      313,946           25,129            25,451              -

  AIM V.I. Growth and Income:
     The Principal Variable Annuity          1,784,211        1,218,183         3,551,446        459,198
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      592,076           60,433            45,789              -

  AIM V.I. Value:
     The Principal Variable Annuity          1,389,014          863,742         2,869,762        532,288
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      446,201           28,370            21,268              -

                                                      2001                             2000
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------
  American Century VP Income & Growth:
     Principal Freedom Variable
         Annuity                               106,622           69,105           106,651         16,219
     The Principal Variable Annuity            386,812           18,547                 -              -
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      184,115            3,208                 -              -

  American Century VP Ultra:
     The Principal Variable Annuity            124,742            4,397                 -              -
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      107,322              512                 -              -

  Asset Allocation:
     Premier Variable                            1,104                -                 -              -
     The Principal Variable Annuity          1,094,760          955,630         1,217,261        625,679
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      296,673           34,640            16,320              -

  Balanced:
     Personal Variable                         431,102       1,252,450         2,627,311       3,027,826
     Premier Variable                        3,155,517       7,941,241        10,091,497      13,546,372
     The Principal Variable Annuity            975,434       1,284,492           679,605       2,547,657
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      150,116           6,163             6,180               -

  Blue Chip:
     Principal Freedom Variable Annuity         42,576          24,178            53,997          76,318

                                                      2001                             2000
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------
  Bond:
     Personal Variable                         382,030         417,845           952,879       1,147,589
     Premier Variable                        2,405,332       3,562,951         3,828,249       5,020,613
     Principal Freedom Variable Annuity        200,014          97,995           126,145          33,841
     The Principal Variable Annuity          3,137,765       1,493,385         1,129,449       2,392,267
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      908,211         115,093            12,340               -

  Capital Value:
     Bankers Flexible Annuity                        -          18,718                 -          39,228
     Pension Builder Plus                       85,230          65,142             1,377         276,623
     Pension Builder - Rollover                  8,877           5,950             1,113          45,806
     Personal Variable                         489,635       1,340,185         3,448,543       4,365,173
     Premier Variable                        2,803,685       6,773,580        13,229,556      19,897,595
     Principal Freedom Variable Annuity         40,752          38,759           107,949          32,703
     The Principal Variable Annuity          1,397,442       1,377,529           917,684       3,846,678
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      285,090          36,546            10,471               -

  Dreyfus Founders Discovery:
     The Principal Variable Annuity             24,188           2,648                  -              -
     The Principal Variable Annuity
       with Purchase Payment Credit Rider       13,915           1,806                  -              -

  Equity Growth:
     Premier Variable                              511               -                  -              -
     The Principal Variable Annuity          1,572,476       1,831,227          2,686,750      1,639,814
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      292,505          21,963             13,951              -






5. Changes in Units Outstanding (continued)

                                                      2001                             2000
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------
  Fidelity VIP II Contrafund:
     The Principal Variable Annuity          1,229,555         874,464          2,850,990        370,413
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      473,432          68,792             13,731              -

  Fidelity VIP Growth:
     The Principal Variable Annuity          1,485,093       1,036,766          3,956,290        560,547
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      447,706          20,921             26,928              -

  Government Securities:
     Pension Builder Plus                       26,012          53,855                812         97,079
     Pension Builder - Rollover IRA              2,205             443                  -          5,402
     Personal Variable                         425,315         691,305          2,129,726      2,391,404
     Premier Variable                        2,373,538       2,722,763          5,630,583      7,748,083
     The Principal Variable Annuity          3,895,389       1,688,116          1,453,550      2,812,015
     The Principal Variable Annuity
       with Purchase Payment Credit Rider    1,265,585         194,405             22,955              -

  Growth:
     Personal Variable                         774,718       1,341,433          3,485,394      3,795,981
     Premier Variable                        5,327,841      11,428,949         17,204,627     17,057,869
     The Principal Variable Annuity          1,524,382       1,817,279          1,333,899      2,062,162
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      275,260          19,987             15,875              -

                                                      2001                             2000
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  International:
     Personal Variable                         431,016         757,375         2,145,982       2,217,539
     Premier Variable                        2,573,847       6,170,149         8,567,515       8,808,757
     Principal Freedom Variable Annuity         18,950          25,706            44,926          11,913
     The Principal Variable Annuity          1,693,799       1,771,267         1,879,236       1,470,338
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      426,690          36,536            21,679               -

  International Emerging Markets:
     The Principal Variable Annuity            175,302          31,947            12,074           2,725
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      108,799           7,227             9,930               -

  International SmallCap:
     The Principal Variable Annuity            927,850         901,540         2,483,111         907,453
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      259,950          19,460            24,574               -

  INVESCO VIF Dynamics:
     The Principal Variable Annuity             34,537           3,810                 -               -
     The Principal Variable Annuity
       with Purchase Payment Credit Rider        7,689           2,412                 -               -

  INVESCO VIF Health Sciences:
     The Principal Variable Annuity            274,251          22,250                 -               -
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      123,121           2,162                 -               -

                                                      2001                             2000
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  INVESCO VIF Small Company Growth:
       The Principal Variable Annuity           46,383           1,360                 -               -
       The Principal Variable Annuity
         with Purchase Payment Credit Rider     22,201           2,367                 -               -

  INVESCO VIF Technology:
     The Principal Variable Annuity            174,986           74,815                 -              -
     The Principal Variable Annuity
       with Purchase Payment Credit Rider       46,219            1,641                 -              -

  Janus Aspen Aggressive Growth:
     The Principal Variable Annuity          1,547,921          170,075            70,375            146
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      645,648           59,556            21,111              -

  LargeCap Growth:
     Principal Freedom Variable Annuity         27,268           24,770            67,078         12,035
     The Principal Variable Annuity            448,279           37,708            34,014              -
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      275,491           32,629            24,526              -

  LargeCap Growth Equity:
     The Principal Variable Annuity            254,913           54,868            18,248              -
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      148,210           16,638            16,782              -

                                                      2001                             2000
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  LargeCap Stock Index:
     Premier Variable                           83,407           31,275                 -              -
     Principal Freedom Variable Annuity        153,854          109,860           250,155        120,977
     The Principal Variable Annuity          2,481,079        1,132,920         2,377,306        555,556
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      753,959           59,601            15,960              -

  MicroCap:
     The Principal Variable Annuity            217,421          101,505           372,778         93,127
     The Principal Variable Annuity
       with Purchase Payment Credit Rider       50,253            5,049             959                -

  MidCap:
     Personal Variable                         460,105          841,891         2,444,915      2,622,234
     Premier Variable                        2,941,307        6,807,846         9,600,888      9,759,580
     Principal Freedom Variable Annuity         28,379            6,433            16,032          7,281
     The Principal Variable Annuity          1,513,588        1,328,248         1,156,375      1,608,053
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      352,115           24,809             7,807              -

  MidCap Growth:
     Principal Freedom Variable Annuity         75,907           43,331            25,879          4,058
     The Principal Variable Annuity            719,282          390,942         1,065,087        272,400
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      224,984           39,907            10,231              -

5. Changes in Units Outstanding (continued)

                                                      2001                             2000
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------

  MidCap Growth Equity:
     The Principal Variable Annuity            336,229           90,181            86,569            243
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      248,160           18,769            13,022              -

  MidCap Value:
     Premier Variable                              992                -                 -              -
     Principal Freedom Variable Annuity         69,035           36,745            14,589            682
     The Principal Variable Annuity            316,251           54,753                 -              -
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      101,115            2,405                 -              -

  Money Market:
     Pension Builder Plus                       23,506            7,883             2,530         13,157
     Pension Builder - Rollover IRA              1,945               34                60          5,622
     Personal Variable                       1,504,088        1,616,962         6,518,390      6,351,692
     Premier Variable                       11,485,303       12,465,802        49,738,707     50,001,717
     Principal Freedom Variable Annuity        240,127          187,180           230,831        238,397
     The Principal Variable Annuity         10,249,767        8,177,038        13,743,676     15,423,936
     The Principal Variable Annuity
       with Purchase Payment Credit Rider    7,153,173        5,229,549           603,958         70,391

  Real Estate:
     Premier Variable                            4,135                -                 -              -
     The Principal Variable Annuity            630,468          379,539           627,210        245,817
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      177,430           29,256            10,109              -

  SmallCap:
     Premier Variable                            1,432                -                 -              -
     Principal Freedom Variable Annuity         16,462            7,865            19,643          4,622
     The Principal Variable Annuity            996,080          548,931         1,380,754        338,240
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      243,197           32,766             7,835              -

  SmallCap Growth:
     Principal Freedom Variable Annuity         12,865           11,584            20,077          9,277
     The Principal Variable Annuity          1,146,337          915,253         2,920,604        774,221
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      291,458           22,748            21,904              -

  SmallCap Value:
     Premier Variable                           13,489              294                 -              -
     The Principal Variable Annuity            761,115          304,328           375,835        156,398
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      246,756           20,122             2,520              -

  Templeton Growth Securities:
     Principal Freedom Variable Annuity         23,238            8,033            66,932         44,724

  Utilities:
     The Principal Variable Annuity          1,228,991          788,487         1,077,574        494,913
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      383,379           52,442            15,897              -

                                                      2001                             2000
                                        --------------------------------- --------------------------------
                                        --------------------------------- --------------------------------
  Division                                 Purchased        Redeemed          Purchased      Redeemed
  ----------------------------------------------------------------------- --------------------------------
  SmallCap:
     Premier Variable                            1,432                -                 -              -
     Principal Freedom Variable Annuity         16,462            7,865            19,643          4,622
     The Principal Variable Annuity            996,080          548,931         1,380,754        338,240
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      243,197           32,766             7,835              -

  SmallCap Growth:
     Principal Freedom Variable Annuity         12,865           11,584            20,077          9,277
     The Principal Variable Annuity          1,146,337          915,253         2,920,604        774,221
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      291,458           22,748            21,904              -

  SmallCap Value:
     Premier Variable                           13,489              294                 -              -
     The Principal Variable Annuity            761,115          304,328           375,835        156,398
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      246,756           20,122             2,520              -

  Templeton Growth Securities:
     Principal Freedom Variable Annuity         23,238            8,033            66,932         44,724

  Utilities:
     The Principal Variable Annuity          1,228,991          788,487         1,077,574        494,913
     The Principal Variable Annuity
       with Purchase Payment Credit Rider      383,379           52,442            15,897              -

6. Financial Highlights

Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Separate Account B has presented the following disclosures for 2001 in accordance with AICPA Audit and Accounting Guide for Investment Companies, which is effective January 1, 2001. Information for years prior to 2001 is not required to be presented. The following table was developed by determining which products offered by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

                                                                    For the Year Ended December 31, 2001,
                                 December 31, 2001                             Except as Noted
                        -----------------------------------------------------------------------------------------
                        -----------------------------------------------------------------------------------------
         Division         Units      Unit Fair    Net Assets  Investment     Expenses             Total
                                                                            Ratio (2)          Return (3)
                                    Value Lowest                Income      Lowest to           Lowest to
                         (000's)     to Highest     (000s)    Ratio (1)      Highest             Highest
   --------------------------------------------------------------------------------------------------------------
   --------------------------------                          ----------------------------------------------------

   AIM V.I. Growth         4,751   $6.24 to $6.28 $  29,841       0.22%   1.25% to 1.75%  (34.68)% to (35.14%)
   AIM V.I. Growth and
      Income               5,730    7.73 to 7.78     44,553       0.05     1.25 to 1.75    (24.29) to (23.79)
   AIM V.I. Value          4,451    8.35 to 8.41     37,396       0.14     1.25 to 1.75    (14.18) to (13.67)
   American Century VP
      Income and Growth      720    8.93 to 8.96      6,448       0.29     0.85 to 1.75     (20.46) to (9.17)
   American Century VP
      Ultra (4)              227    9.08 to 9.12      2,068       -        1.25 to 1.75    (18.22) to (17.57)
   Asset Allocation        4,923   0.99 to 18.75     92,273       2.18     0.42 to 1.75     (5.67) to (2.40)
   Balanced               16,832   1.66 to 16.21    131,087       3.40     0.42 to 1.75     (8.67) to (7.26)
   Blue Chip                 119        7.46            890       0.70         0.85              (17.81)
   Bond                   14,998   1.64 to 15.65    151,716       6.02     0.42 to 1.75       6.14 to 7.74
   Capital Value          24,351   2.34 to 27.92    224,263       1.21     0.42 to 1.75     (9.74) to (8.49)
   Dreyfus Founders
      Discovery (4)           34    8.79 to 8.82        297       -        1.25 to 1.75    (24.13) to (23.55)
   Equity Growth          10,091   0.95 to 28.12    283,731       0.11     0.42 to 1.75    (16.42) to (12.00)

                                                                    For the Year Ended December 31, 2001,
                                 December 31, 2001                             Except as Noted
                        -----------------------------------------------------------------------------------------
                        -----------------------------------------------------------------------------------------
                                                                            Expenses             Total
                                     Unit Fair                Investment    Ratio (2)          Return (3)
                          Units     Value Lowest  Net Assets    Income      Lowest to           Lowest to
         Division        (000's)     to Highest     (000s)    Ratio (1)      Highest             Highest
   --------------------------------------------------------------------------------------------------------------
   --------------------------------------------------------------------------------------------------------------
   Fidelity VIP II
      Contrafund           4,691   $8.95 to $9.01   $42,213       0.67%   1.25% to 1.75%  (13.94)% to (13.50)%
   Fidelity VIP Growth     5,739    8.58 to 8.64     49,561       -        1.25 to 1.75    (19.29) to (18.72)
   Government Securities  18,304   1.76 to 16.07    182,868       4.93     0.42 to 1.75       5.63 to 7.06
   Growth                 27,307   1.63 to 16.26    194,687       -        0.42 to 1.75    (26.89) to (25.91)
   International          16,955   1.41 to 13.53    128,099       0.15     0.42 to 1.75    (25.66) to (24.21)
   International
      Emerging Markets       264    9.31 to 9.37      2,469       0.50     1.25 to 1.75     (5.96) to (5.44)
   International
      SmallCap             3,113   11.52 to 11.59    36,066       -        1.25 to 1.75    (23.25) to (22.83)
   INVESCO VIF Dynamics
      (4)                     36    7.96 to 7.99        287       -        1.25 to 1.75    (40.85) to (40.42)
   INVESCO VIF Health
      Science (4)            373    9.82 to 9.85      3,670       -        1.25 to 1.75     (6.55) to (6.01)
   INVESCO VIF Small
      Company Growth (4)      65    8.41 to 8.44        547       -        1.25 to 1.75    (31.46) to (31.05)
   INVESCO VIF
      Technology (4)         145    7.04 to 7.07      1,022       -        1.25 to 1.75    (58.05) to (55.94)
   Janus Aspen
      Aggressive Growth    2,055    5.53 to 5.57     11,415       -        1.25 to 1.75    (40.67) to (40.35)
   LargeCap Growth           801    7.13 to 8.71      5,872       -        0.85 to 1.75    (25.65) to (24.88)
   LargeCap Growth
      Equity                 367    6.66 to 6.71      2,452       -        1.25 to 1.75    (31.41) to (30.93)
   LargeCap Stock Index    6,721    0.94 to 8.58     56,637       1.06     0.42 to 1.75    (14.40) to (12.85)
   MicroCap                  685    8.77 to 8.82      6,046       -        1.25 to 1.75       0.00 to 0.62
   MidCap                 19,815   2.35 to 22.98    239,234       0.76     0.42 to 1.75     (5.51) to (4.02)
   MidCap Growth           2,126    9.16 to 9.96     19,630       -        0.85 to 1.75    (18.43) to (17.65)
   MidCap Growth Equity      575    6.91 to 6.96      3,990       -        1.25 to 1.75    (28.84) to (28.32)
   MidCap Value              425   0.99 to 14.06      4,347       0.21     0.42 to 1.75     (10.14) to (2.40)
   Money Market           21,440   1.45 to 13.25    150,639       3.67     0.42 to 1.75       2.02 to 3.57
   Real Estate             1,056   1.02 to 12.16     12,775       4.80     0.42 to 1.75       4.80 to 7.38

                                                                    For the Year Ended December 31, 2001,
                                 December 31, 2001                             Except as Noted
                        -----------------------------------------------------------------------------------------
                        -----------------------------------------------------------------------------------------
         Division         Units      Unit Fair    Net Assets  Investment     Expenses             Total
                                                                            Ratio (2)          Return (3)
                                    Value Lowest                Income      Lowest to           Lowest to
                         (000's)     to Highest     (000s)    Ratio (1)      Highest             Highest
   --------------------------------------------------------------------------------------------------------------
   --------------------------------                          ----------------------------------------------------
   SmallCap                2,990  $0.93 to $12.27   $29,827      -%        0.42% to 1.75%    (16.80)% to 1.67%
   SmallCap Growth         4,093   9.88 to 11.23     45,886         -      0.85 to 1.75      (33.27) to (32.57)
   SmallCap Value          1,455   0.96 to 12.99     18,725       0.99     0.42 to 1.75      (9.60) to 4.95
   Templeton Growth
      Securities              57       11.94            685       1.88         0.85              (1.31)
   Utilities               3,040    9.67 to 9.73     29,567       2.52     1.25 to 1.75      (29.00) to (28.60)

   (1)These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
   (2)These ratios represent the annualized contract expenses of Separate Account B, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
   (3)These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
   (4)Commencement of operations, May 19, 2001. Investment income ratio and expense ratio have been annualized.














                               NEED E & Y CONSENT LETTER






CONSOLIDATED FINANCIAL STATEMENTS

Principal Life Insurance Company
Years Ended December 31, 2001, 2000, and 1999

                        Principal Life Insurance Company

                        Consolidated Financial Statements

                  Years Ended December 31, 2001, 2000, and 1999




                                    Contents

Report of Independent Auditors.............................................1

Audited Consolidated Financial Statements

Consolidated Statements of Financial Position..............................2
Consolidated Statements of Operations......................................3
Consolidated Statements of Stockholder's Equity............................4
Consolidated Statements of Cash Flows......................................5
Notes to Consolidated Financial Statements.................................7

                         Report of Independent Auditors

The Board of Directors and Stockholder
Principal Life Insurance Company

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company, an indirect wholly-owned subsidiary of Principal Financial Group, Inc.) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities in response to a new accounting standard that became effective January 1, 2001.



Des Moines, Iowa
February 1, 2002

                        Principal Life Insurance Company

                  Consolidated Statements of Financial Position

                                                     December 31,
                                               2001               2000
                                             -------------- ------------------
                                                 (in millions, except
                                                    per share data)
Assets
Fixed maturities, available-for-sale.........  $29,007.4          $26,142.1
Fixed maturities, trading....................       17.8                -
Equity securities, available-for-sale........      798.7              710.3
Mortgage loans...............................   10,884.6           11,325.8
Real estate..................................      950.5            1,391.7
Policy loans.................................      831.9              803.6
Other investments............................      615.5              532.8
                                             -------------- ------------------
   Total investments.........................   43,106.4           40,906.3

Cash and cash equivalents....................    1,077.7            1,842.1
Accrued investment income....................      593.5              530.4
Premiums due and other receivables...........      468.3              401.8
Deferred policy acquisition costs............    1,322.3            1,333.3
Property and equipment.......................      480.6              471.2
Goodwill and other intangibles...............       72.2               94.1
Mortgage loan servicing rights...............    1,778.5            1,084.4
Separate account assets......................   34,028.9           33,180.4
Other assets.................................      642.2              558.9
                                             -------------- ------------------
                                             -------------- ------------------
   Total assets..............................  $83,570.6          $80,402.9
                                             ============== ==================
                                             ============== ==================

Liabilities
Contractholder funds.........................  $24,664.6          $24,300.2
Future policy benefits and claims............   13,011.7           12,579.6
Other policyholder funds.....................      576.6              597.4
Short-term debt..............................    1,378.4            1,339.9
Long-term debt...............................      617.6              672.3
Income taxes currently payable...............        -                124.5
Deferred income taxes........................      782.7              399.0
Separate account liabilities.................   34,028.9           33,180.4
Other liabilities............................    3,167.9            1,909.4
                                             -------------- ------------------
                                             -------------- ------------------
   Total liabilities.........................   78,228.4           75,102.7
Stockholder's equity
Common stock, par value $.01 per share -
5.0 million shares authorized, 2.5
   million shares issued and outstanding
   (wholly owned indirectly by Principal
    Financial Group, Inc.).                          2.5                2.5
Additional paid-in capital...................    5,004.6               21.0
Retained earnings (deficit)..................      (26.6)           5,188.6
Accumulated other comprehensive income.......      368.4               88.1
Treasury stock, at cost (363.7 thousand
shares of Principal
   Financial Group, Inc. common stock).......       (6.7)               -
                                             -------------- ------------------
Total stockholder's equity...................    5,342.2            5,300.2
                                             -------------- ------------------
                                             -------------- ------------------
Total liabilities and stockholder's
    equity..........................           $83,570.6          $80,402.9
                                             ============== ==================

See accompanying notes.

                        Principal Life Insurance Company

                      Consolidated Statements of Operations

                                                               For the year ended December 31,
                                                         2001               2000               1999
                                                   ------------------ ------------------ ------------------
                                                                        (in millions)
Revenues
Premiums and other considerations...............        $3,795.7           $3,929.3           $3,937.6
Fees and other revenues.........................         1,502.3            1,214.5            1,126.0
Net investment income...........................         3,210.7            3,115.5            3,045.8
Net realized capital gains (losses).............          (492.7)             151.8              456.6
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
Total revenues..................................         8,016.0            8,411.1            8,566.0

Expenses
Benefits, claims, and settlement expenses.......         5,092.4            5,147.1            5,260.9
Dividends to policyholders......................           313.7              312.7              304.6
Operating expenses..............................         2,139.7            2,060.9            1,867.3
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
Total expenses..................................         7,545.8            7,520.7            7,432.8
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------

Income before income taxes and cumulative
   effect of accounting change..................           470.2              890.4            1,133.2

Income taxes....................................            92.4              248.8              323.5
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
Income before cumulative effect of accounting              377.8              641.6              809.7
   change.......................................

Cumulative effect of accounting change, net of
   related income taxes.........................           (10.7)               -                  -
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
Net income......................................       $   367.1          $   641.6          $   809.7
                                                   ================== ================== ==================

See accompanying notes.



                        Principal Life Insurance Company

                 Consolidated Statements of Stockholder's Equity

                                                                                Accumulated
                                                     Additional    Retained        other                            Total
                                          Common      paid-in      earnings     comprehensive      Treasury      stockholder's
                                          stock       capital     (deficit)      income (loss)      stock          equity
                                        ----------- ------------- ----------- ------------------ ------------ ----------------
                                                                            (in millions)

Balances at January 1, 1999..........       $2.5    $      -         $4,749.9      $   717.0       $  -            $5,469.4
Dividends to parent..................        -             -           (449.0)           -            -              (449.0)
Comprehensive loss:                                                                      -            -
   Net income........................        -             -            809.7            -            -               809.7
   Net unrealized gains (losses).....        -             -              -         (1,301.2)         -            (1,301.2)
   Provision for deferred income
     tax benefit.....................        -             -              -            453.2          -               453.2
   Foreign currency translation
     adjustment......................        -             -              -            (31.1)         -               (31.1)
                                                                                                                   -----------
                                                                                                                   -----------
Comprehensive loss...................                                                                                 (69.4)
                                            ------- -------------    --------     --------------   ----------      -----------
Balances at December 31, 1999........        2.5           -          5,110.6         (162.1)         -             4,951.0
Reclassification of retained earnings                                        )
   to additional paid-in capital.....        -            21.0          (21.0            -            -                 -
Dividends to parent..................        -             -           (542.6)           -            -              (542.6)
Comprehensive income:
   Net income........................        -             -            641.6            -            -               641.6
   Net unrealized gains (losses).....        -             -              -            344.6          -               344.6
   Provision for deferred income
     taxes...........................        -             -              -           (121.4)         -              (121.4)
   Foreign currency translation
     adjustment......................        -             -              -             27.0          -                27.0
                                                                                                                   -----------
                                                                                                                   -----------
Comprehensive income.................                                                                                 891.8
                                           -------- ------------- ----------- ------------------ ------------      -----------
Balances at December 31, 2000........        2.5          21.0        5,188.6           88.1          -             5,300.2
Contributions and distributions in
   connection with Principal
   Mutual Holding Company's
   demutualization transaction.......        -         4,976.9       (4,937.3)           -            -                39.6
Principal Financial Group, Inc.
   shares held in rabbi trusts.......        -             6.7            -              -           (6.7)              -
Dividends to parent..................        -             -           (645.0)           9.8          -              (635.2)
Comprehensive income:
   Net income before Principal
     Mutual Holding Company's
     demutualization.................        -             -            393.7            -            -               393.7
   Net loss after Principal
     Mutual Holding Company's
     demutualization.................        -             -            (26.6)           -            -               (26.6)
                                                                  -----------                                 ----------------
                                                                  -----------                                 ----------------
   Net income for the year...........        -             -            367.1            -            -               367.1
   Net unrealized gains (losses).....        -             -              -            405.2          -               405.2
   Provision for deferred income
     taxes...........................        -             -              -           (144.4)         -              (144.4)
   Foreign currency translation
     adjustment......................        -             -              -             23.9          -                23.9
   Cumulative effect of accounting
     change, net of related income
     taxes...........................        -             -              -            (14.2)         -               (14.2)
                                                                                                              ----------------
                                                                                                              ----------------
Comprehensive income.................                                                                                 637.6
                                            ------- ------------- ----------- ------------------ ------------ ----------------

Balances at December 31, 2001........       $2.5      $5,004.6    $     (26.6)     $   368.4        $(6.7)         $5,342.2
                                           ======== ============= =========== ================== ============ ================

See accompanying notes.

6

                        Principal Life Insurance Company

                      Consolidated Statements of Cash Flows

                                                                 For the year ended December 31,
                                                             2001             2000              1999
                                                       ----------------- ---------------- -----------------
                                                                          (in millions)
Operating activities
Net income............................................    $    367.1         $   641.6        $   809.7
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Cumulative effect of accounting change,
       net of related income taxes....................          10.7               -                -
     Amortization of deferred policy acquisition
       costs..........................................         157.6             238.6            173.7
     Additions to deferred policy acquisition costs...        (249.0)           (263.6)          (253.8)
     Accrued investment income........................         (66.8)            (59.0)           (37.0)
     Premiums due and other receivables...............         (79.7)            (51.9)            84.6
     Contractholder and policyholder liabilities
       and dividends..................................       1,669.7           1,456.5          1,650.6
     Current and deferred income taxes................          62.2             127.9             45.8
     Net realized capital gains.......................         492.7            (151.8)          (456.6)
     Depreciation and amortization expense............          95.3              97.0             98.8
     Amortization and impairment/recovery of
       mortgage servicing rights......................         408.7             157.3             94.4
     Other............................................         819.5             495.0            (18.2)
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net adjustments.......................................       3,320.9           2,046.0          1,382.3
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net cash provided by operating activities.............       3,688.0           2,687.6          2,192.0

Investing activities Available-for-sale securities:
   Purchases..........................................     (12,075.3)        (12,932.5)       (11,510.2)
   Sales..............................................       6,427.7           7,312.8          6,947.1
   Maturities.........................................       2,501.2           2,665.3          2,599.2
Net cash flows from trading securities................         (17.0)              -                -
Mortgage loans acquired or originated.................     (40,430.2)        (10,471.3)       (16,594.6)
Mortgage loans sold or repaid.........................      40,895.8          12,026.8         16,361.5
Net change in mortgage servicing rights...............           -                 -                -
Purchases of mortgage servicing rights................        (968.4)           (235.9)          (336.7)
Proceeds from sale of mortgage servicing rights.......          31.5              53.0             29.2
Real estate acquired..................................        (290.0)           (324.3)          (449.7)
Real estate sold......................................         803.8             795.8            869.8
Net change in property and equipment..................         (86.6)            (71.5)           (61.8)
Net proceeds (disbursements) from sales of
   subsidiaries.......................................         (14.8)              -               41.7
Purchases of interest in subsidiaries,  net of cash
   acquired...........................................          (8.4)              -              (12.8)
Net change in other investments.......................        (198.6)            (95.5)            24.2
                                                       ----------------- ---------------- -----------------
                                                       ----------------- ---------------- -----------------
Net cash used in investing activities.................      (3,429.3)         (1,277.3)        (2,093.1)

                        Principal Life Insurance Company


                                                                 For the year ended December 31,
                                                             2001             2000              1999
                                                       ----------------- ----------------   -----------------
                                                                          (in millions)
Financing activities
Payments to eligible policyholders under Principal
   Mutual Holding Company's plan of conversion.......      $(1,177.5)      $       -        $       -
Issuance of debt.....................................          149.2             230.4            203.5
Principal repayments of debt.........................         (203.9)           (119.9)           (40.2)
Proceeds of short-term borrowings....................           38.5           1,373.4          4,952.4
Repayment of short-term borrowings...................            -              (346.8)        (4,895.7)
Contribution received from parent....................        1,689.7               -                -
Dividends paid to parent.............................         (498.9)           (345.5)          (354.5)
Investment contract deposits.........................        5,054.9           3,982.6          5,325.4
Investment contract withdrawals......................       (6,075.1)         (5,011.3)        (5,081.7)
                                                       ----------------- ----------------   -----------------
                                                       ----------------- ----------------   -----------------
Net cash provided by (used in) financing activities..       (1,023.1)           (237.1)           109.2
                                                       ----------------- ----------------   -----------------

Net increase (decrease) in cash and cash equivalents.         (764.4)          1,173.2            208.1

Cash and cash equivalents at beginning of year.......        1,842.1             668.9            460.8
                                                       ----------------- ----------------   -----------------
                                                       ----------------- ----------------   -----------------
Cash and cash equivalents at end of year.............      $ 1,077.7          $1,842.1        $   668.9
                                                       ================= ================   =================
                                                       ================= ================   =================

Schedule of noncash transactions
Policy credits to eligible policyholders under
   Principal Mutual Holding Company's plan of
   conversion........................................     $    472.6
                                                       =================
                                                       =================
Reclassification of stockholder's equity in
   connection with Principal Mutual Holding Company's
   plan of conversion................................       $3,287.2
                                                       =================
                                                       =================
Dividend of net remaining noncash assets and
   liabilities of subsidiary - Principal
   International, Inc. to Principal Financial
   Services, Inc. on
   April 1, 2001.....................................     $   (136.3)
                                                       =================
                                                       =================
Net transfer of noncash assets and liabilities to an
   unconsolidated limited liability company in
   exchange for a minority interest..................                     $  (255.0)
                                                                         ================
                                                                         ================
Dividend of net noncash assets and liabilities of
   subsidiaries - Principal International de Chile,
   S.A. and Principal Compania de Seguros de Vida
   Chile, S.A. to Principal Financial Services, Inc.
   on September 28, 2000.............................                     $  (170.6)
                                                                         ================
                                                                         ================
Dividend of net noncash assets and liabilities of
   Princor Financial Services Corporation to
   Principal Financial Services, Inc. on April 1, 1999                                      $    (12.0)
                                                                                            =================

See accompanying notes.

                        Principal Life Insurance Company

                   Notes to Consolidated Financial Statements

                                December 31, 2001

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company and its consolidated subsidiaries ("the Company") is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. In addition, the Company offers residential mortgage loan origination and servicing in the U.S.

Reorganization

Under the terms of Principal Mutual Holding Company's Plan of Conversion, effective October 26, 2001 (the "Date of Demutualization"), Principal Mutual Holding Company, the Company's ultimate parent, converted from a mutual insurance holding company ("MIHC") to a stock company, and Principal Financial Group, Inc. ("PFG"), a new Delaware business corporation, completed its initial public offering ("IPO"). All policyholder membership interests in Principal Mutual Holding Company were extinguished on that date and eligible policyholders of the MIHC received, in aggregate, 260.8 million shares of common stock, $1,177.5 million of cash and $472.6 million of policy credits as compensation.

After giving effect to the reorganization resulting from the demutualization, the Company is now a direct wholly-owned subsidiary of Principal Financial Services, Inc. ("PFSI"), which in turn is a direct wholly-owned subsidiary of PFG.

In PFG's IPO, 100.0 million shares of common stock were issued at a price of $18.50 per share. Net proceeds from the IPO were $1,753.9 million, of which $64.2 million was retained by PFG, and $1,689.7 million was contributed to the Company to reimburse for cash, policy credits and demutualization expenses, which were $18.6 million and $7.2 million, net of income taxes, in 2001 and 2000, respectively.

Basis of Presentation

The accompanying consolidated financial statements of the Company and its majority-owned subsidiaries have been prepared in conformity with accounting principles generally accepted in the U.S. ("U.S. GAAP"). Less than majority-owned entities in which the Company has at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Total assets of the unconsolidated entities amounted to $3,769.1 million at December 31, 2001, and $2,234.9 million at December 31, 2000. Total revenues of the unconsolidated entities were $2,650.2 million, $2,127.9 million and $1,971.5 million in 2001, 2000 and 1999, respectively. During 2001, 2000 and 1999, the Company included $46.1 million, $31.4 million and $107.7 million, respectively, in net investment income representing the Company's share of current year net income of the unconsolidated entities. The unconsolidated entities primarily include the Company's 23% interest in Coventry Health Care, Inc. and minority interests in domestic joint ventures and partnerships. The Company's net investment in these Companies at December 31, 2001 and 2000, was $126.2 million and $109.2 million, respectively.

                        Principal Life Insurance Company

1. Nature of Operations and Significant Accounting Policies (continued)

Closed Block

At the time the MIHC structure was created in 1998, the Company formed and began operating a closed block ("Closed Block") for the benefit of individual participating dividend-paying policies in force on that date. See Note 7 for further details regarding the Closed Block.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

Accounting Changes

In June 1998, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). In June 1999, SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 was issued deferring the effective date of SFAS 133 by one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. 133, which amended the accounting and reporting standards of SFAS 133 for certain derivative instruments and certain hedging activities.

As amended, SFAS 133 requires, among other things, that all derivatives be recognized in the consolidated statement of financial position as either assets or liabilities that are measured at fair value. SFAS 133 also establishes special accounting for qualifying hedges, which allows for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. Changes in the fair value of a derivative qualifying as a hedge are recognized in earnings or directly in stockholder's equity depending on the instrument's intended use. For derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, changes in fair value are required to be recognized in earnings in the period of change.

At January 1, 2001, the Company's consolidated financial statements were adjusted to record a cumulative effect of adopting SFAS 133, as follows (in millions):

                                                                                       Accumulated other
                                                                        Net           comprehensive income
                                                                       income               (loss)
                                                                  ------------------ ----------------------
   Adjustment to fair value of derivative contracts (1).........        $(16.4)               $(15.8)
   Income tax impact............................................           5.7                   1.6
                                                                  ------------------ ----------------------
                                                                  ------------------ ----------------------
   Total........................................................        $(10.7)               $(14.2)
                                                                  ================== ======================
------------------

   (1) Amount presented is net of adjustment to hedged item.

SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140") was issued in September 2000 and was effective for transfers, servicings and extinguishments occurring after March 31, 2001. SFAS 140 replaced SFAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 125"). Although SFAS 140 clarified or amended various aspects of SFAS 125, most of the fundamental concepts from SFAS 125 were brought forward without modification. The Company adopted SFAS 140 on April 1, 2001, and modified its securitization trust agreements to meet the new requirements to enable it to continue recognizing transfers of certain financial instruments as sales. As a result, the adoption of SFAS 140 did not have a significant impact on the Company's consolidated financial statements.

In July 2000, the Emerging Issues Task Force ("EITF") reached consensus on Issue 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This Issue requires an enterprise that invests in certain mortgage-backed and asset-backed securities to record changes in their estimated yield on a prospective basis and provides additional guidance in assessing these securities for other than temporary declines in value. The Company adopted EITF 99-20 on April 1, 2001. Since adoption, the Company recognized $28.7 million of realized capital losses related to other than temporary impairments on its asset-backed securities.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

In accordance with the provisions of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of fixed maturity securities at the time of purchase. Fixed maturity securities include bonds, mortgage-backed securities, and redeemable preferred stock. The Company classifies its fixed maturity securities as either available-for-sale or trading and, accordingly, carries them at fair value. (See
Note 15 for policies related to the determination of fair value.) Unrealized gains and losses related to available-for-sale securities are reflected in stockholder's equity net of related deferred policy acquisition costs and applicable taxes. Unrealized gains and losses related to trading securities are reflected in net realized capital gains and losses. The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported as a component of net realized capital gains and losses. For loan-backed and structured securities, the Company recognizes income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

Equity securities include common stock and non-redeemable preferred stock. The cost of equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported as a component of net realized capital gains and losses. Equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 15 for policies related to the determination of fair value.) Unrealized gains and losses related to available-for-sale securities are reflected in stockholder's equity net of related deferred policy acquisition costs and applicable taxes.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures is the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. The Company recognizes impairment losses for its properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. Any impairment losses and any changes in valuation allowances are reported as net realized capital losses.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported as net realized capital gains (losses). The Company measures impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate or the loan's observable market price. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. The Company has residential mortgage loans held for sale in the amount of $294.9 million and $84.8 million and commercial mortgage loans held for sale in the amount of $493.5 million and $520.9 million at December 31, 2001 and 2000, respectively, which are carried at lower of cost or fair value, less cost to sell, and reported as mortgage loans in the statements of financial position.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales, unrealized gains and losses related to other than temporary impairments, trading securities, fair value hedge ineffectiveness, derivatives not designated as hedges and changes in the mortgage loan allowance are reported as net realized capital gains and losses. Unrealized gains and losses on derivatives within the Company's mortgage banking segment are reported as either operating expenses or fees and other revenues depending on the nature of the hedge and are excluded from net realized capital gains and losses. Investment gains and losses on sales of certain real estate held-for-sale are reported as net investment income and are also excluded from net realized capital gains and losses.

Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.

Securitizations

The Company sells commercial mortgage loans to an unconsolidated trust which then issues mortgage-backed securities. The Company may retain interests in the loans by purchasing portions of the securities from the issuance. Gain or loss on the sales of the mortgages depends in part on the previous carrying amounts of the financial assets involved in the transfer, which is allocated between the assets sold and the retained interests based on their relative fair value at the date of transfer. Fair values are determined by quoted market prices of external buyers of each class of security purchased. The retained interests are thereafter carried at fair value with other fixed maturity investments.

The Company also sells residential mortgage loans and retains servicing rights which are retained interests in the sold loans. Gain or loss on the sales of the loans depends in part on the previous carrying amounts of the financial assets sold and the retained interests based on their relative fair values at the date of the transfer. To obtain fair values, quoted market prices are used if available. However, quotes are generally not available for retained interests, so the Company estimates fair value based on the present value of the future expected cash flows using management's best estimates of the key assumptions - prepayment speeds and option adjusted spreads commensurate with the risks involved.

Derivatives

As a result of SFAS 133, all derivatives are recognized as either assets or liabilities in the statement of financial position and measured at fair value. If certain conditions are met, a derivative may be specifically designated as one of the following:

     (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment;

     (b) a hedge of the exposure to variable cash flows of a forecasted transaction; or

     (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction.

The Company's accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation as described above and is determined when the derivative contract is entered into. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce the Company's exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

For derivatives hedging the exposure to changes in fair value of a recognized asset or liability, the change in fair value of the derivative is recognized in earnings in the period of change together with the offsetting change in fair value on the hedged item attributable to the risk being hedged. The effect of such accounting is to reflect in earnings the extent to which the hedge is not effective in achieving offsetting changes in fair value.

For derivatives hedging the exposure to variable cash flows, the effective portion of the derivative's change in fair value is initially deferred and reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction occurs and is recognized in earnings. The ineffective portion of the change in fair value is reported in earnings in the period of change. In addition, if the hedged items are sold, terminated or matured, the changes in value of the derivatives are also included in net income.

The Company currently does not hedge the foreign currency exposure of a net investment in a foreign operation.

For derivatives hedging the foreign currency exposure of an unrecognized firm commitment or an available-for-sale security, the change in fair value of the derivative is recognized in earnings in the period of change together with the offsetting change in fair value on the hedged item attributable to the risk being hedged. The effect of such accounting is to reflect in earnings the extent to which the hedge is not effective in achieving offsetting changes in fair value.

For derivatives hedging the foreign currency exposure of a foreign-currency-denominated forecasted transaction, the change in fair value is initially deferred and reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction occurs and is recognized in earnings. The ineffective portion of the change in fair value is reported in earnings in the period of change.

For derivatives not designated as a hedging instrument, the change in fair value is recognized in earnings in the period of change.

Prior to the January 1, 2001, adoption of FAS 133, the Company used futures contracts, mortgage-backed securities forwards, interest rate and principal only swap and floor agreements, options on futures contracts and currency rate swap agreements to hedge and manage its exposure to changes in interest rate levels and foreign exchange rate fluctuations, and to manage duration mismatch of assets and liabilities. Futures contracts were marked-to-market and settled daily with the net gain or loss at expiration or termination of the contracts recorded in realized capital gains and losses. Outstanding mortgage-backed forwards were reported as commitments and upon settlement, the net gain or loss was reported in realized capital gains and losses. For interest rate and currency swaps held by the Company, the net amounts paid or received and net amounts accrued through the end of the accounting period were included in net investment income. Any discounts or premiums related to these instruments were amortized to net investment income over the life of the contract. Gains or losses on contracts terminated early were recognized immediately in realized capital gains and losses. Unrealized gains or losses on interest rate swap contracts and currency swaps were not recognized in income. The Company primarily utilized interest rate floors, futures and options on futures contracts, and interest rate and principal only swaps in hedging its portfolio of mortgage servicing rights. The realized and unrealized gains and losses on servicing derivatives accounted for as effective hedges were considered in the periodic assessment of mortgage servicing rights impairment. The realized and unrealized gains and losses on servicing derivatives not considered effective hedges were recorded in the Company's results of operations. The Company managed interest rate risk on its mortgage loan pipeline by buying and selling mortgage-backed securities in the forward markets, over the counter options on mortgage-backed securities, futures contracts and options on treasury futures contracts. The unrealized gains and losses on these derivatives were included in the lower of cost or market calculation of mortgage loans held for sale.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds on deposit with the Company and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyholders. Reserves for non-participating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on the Company's experience. Mortality, morbidity and withdrawal rate assumptions are based on experience of the Company and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Participating business represented approximately 36%, 34% and 34% of the Company's life insurance in force and 80%, 80% and 78% of the number of life insurance policies in force at December 31, 2001, 2000 and 1999, respectively. Participating business represented approximately 76%, 64% and 63% of life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively.

The amount of dividends to policyholders is approved annually by the Company's board of directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. At the end of the reporting period, the Company establishes a dividend liability for the pro-rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits, and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

Related policy benefits and expenses for individual and group life, annuity and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject the Company to risks arising from policyholder mortality or morbidity, and consist primarily of Guaranteed Investment Contracts ("GICs"), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when the service is performed.

Fees and other revenues arising from the residential mortgage banking operations consist of revenues earned for servicing and originating residential mortgage loans as well as marketing other products to servicing portfolio customers. Net revenues are also recognized upon the sale of residential mortgage loans and residential mortgage loan servicing rights and are recorded in fees and other revenues and determined using the specific identification basis. Servicing revenues are recognized as the mortgage loan is serviced over the life of the mortgage loan. Mortgage loans originated are sold in the secondary mortgage markets, shortly after origination. As a result, mortgage loan origination fee revenues are recognized when the mortgage loans are sold. Fee revenues received for marketing other products to servicing portfolio customers are recognized when the service is performed.

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses and first-year bonus interest) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

Deferred policy acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred policy acquisition costs of non-participating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

Reinsurance

The Company enters into reinsurance agreements with other companies in the normal course of business. The Company may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2001, 2000 and 1999, respectively, the Company had reinsured $15.6 billion, $13.2 billion, and $10.2 billion of life insurance in force, representing 12%, 9% and 7% of total net life insurance in force through a single third-party reinsurer. To minimize the possibility of losses, the Company evaluates the financial condition of its reinsurers and continually monitors concentrations of credit risk.

The effect of reinsurance on premiums and other considerations and policy and contract benefits and changes in reserves is as follows (in millions):

                                                               For the year ended December 31,
                                                         2001               2000               1999
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Premiums and other considerations:
     Direct......................................        $3,999.8           $4,074.8           $3,990.0
     Assumed.....................................            56.0               24.6                4.1
     Ceded.......................................          (260.1)            (170.1)             (56.5)
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Net premiums and other considerations.........        $ 3,795.7          $3,929.3           $3,937.6
                                                   ================== ================== ==================

   Benefits, claims and settlement expenses:
     Direct......................................        $5,308.2           $5,302.6           $5,296.1
     Assumed.....................................             7.4                1.9               (1.3)
     Ceded.......................................          (223.2)            (157.4)             (33.9)
                                                   ------------------ ------------------ ------------------
   Net benefits, claims and settlement expenses..        $5,092.4           $5,147.1           $5,260.9
                                                   ================== ================== ==================

Guaranty-Fund Assessments

Guaranty-fund assessments are accrued for anticipated assessments, which are estimated using data available from various industry sources that monitor the current status of open and closed insolvencies. The Company has also established an other asset for assessments expected to be recovered through future premium tax offsets.

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. Generally, the separate account contract owner, rather than the Company, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company receives a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the Separate Accounts are not reflected in the consolidated statements of operations.

At December 31, 2001, the Separate Accounts included a separate account valued at $1.3 billion which primarily included shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by the Company as part of the policy credits issued under the PFG demutualization. These shares are included in both basic and diluted earnings per share calculations. The separate account shares are recorded at fair value and are reported as separate account assets and separate account liabilities in the consolidated statement of financial position. Activity of the separate account shares is reflected in both the separate account assets and separate account liabilities and does not impact the Company's results of operations.

Income Taxes

PFG files a U.S. consolidated income tax return that includes the Company and all of its qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. The Company is taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Pension and Postretirement Benefits

The Company accounts for its pension benefits and postretirement benefits other than pension (medical, life insurance and long-term care) using the full accrual method.

Property and Equipment

Property and equipment includes home office properties, related leasehold improvements, purchased and internally developed software and other fixed assets. Property and equipment use is shown in the consolidated statements of financial position at cost less allowances for accumulated depreciation. Provisions for depreciation of property and equipment are computed principally on the straight-line method over the estimated useful lives of the assets. Property and equipment and related accumulated depreciation are as follows (in millions):

                                              December 31,
                                            2001             2000
                                         ------------ ------------------
                                         ------------ ------------------

   Property and equipment................  $883.0           $846.3
   Accumulated depreciation..............  (402.4)          (375.1)
                                         ------------ ------------------
                                         ------------ ------------------
   Property and equipment, net...........  $480.6           $471.2
                                         ============ ==================

Goodwill and Other Intangibles

Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the tangible net assets recorded in connection with acquisitions. These assets are amortized on a straight-line basis generally over 8 to 40 years. At December 31, 2001, the weighted-average amortization period for goodwill and other intangibles was 11.9 years and 5.2 years, respectively. The carrying amounts of goodwill and other intangibles are reviewed periodically for indicators of impairment in value, which in the view of management are other than temporary, including unexpected or adverse changes in the economic or competitive environments in which the Company operates and profitability analyses on the relevant subsidiary. If facts and circumstances suggest that a subsidiary's goodwill and other intangibles are impaired, the Company determines whether the sum of the estimated undiscounted future cash flows of the subsidiary are less than the carrying value. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

Goodwill and other intangibles, and related accumulated amortization, are as follows (in millions):

                                                     December 31,
                                                2001               2000
                                            ---------------- ------------------
                                            ---------------- ------------------

   Goodwill.................................   $  97.2               $102.7
   Other intangibles........................      15.4                 35.5
                                            ---------------- ------------------
                                                 112.6                138.2
   Accumulated amortization.................     (40.4)               (44.1)
                                            ---------------- ------------------
   Total goodwill and other
        intangibles, net....................   $  72.2              $  94.1
                                            ================ ==================

Effective January 1, 2002, the Company will adopt a non-amortization, impairment-only approach for goodwill and indefinite-lived intangible assets based on new accounting guidance issued in 2001 described later in Note 1.

Premiums Due and Other Receivables

Premiums due and other receivables include life and health insurance premiums due, reinsurance recoveries, guaranty funds receivable or on deposit, receivables from the sale of securities and other receivables.

Mortgage Loan Servicing Rights

Mortgage loan servicing rights represent the cost of purchasing or originating the right to service mortgage loans. These costs are capitalized and amortized to operations over the estimated remaining lives of the underlying loans using the interest method and taking into account appropriate prepayment assumptions. Capitalized mortgage loan servicing rights are periodically assessed for impairment, which is recognized in the consolidated statements of operations during the period in which impairment occurs by establishing a corresponding valuation allowance. For purposes of performing its impairment evaluation, the Company stratifies the servicing portfolio on the basis of specified predominant risk characteristics, including loan type and note rate. A valuation model is used to determine the fair value of each stratum. Cash flows are calculated using an internal prepayment model and discounted at a spread to London Inter-Bank Offer Rates. External valuations are obtained for comparison purposes.

Activity in the valuation allowance for mortgage loan servicing rights is summarized as follows (in millions):

                                                                   For the year ended December 31,
                                                                2001             2000            1999
                                                           ---------------  --------------- ---------------
                                                           ---------------  --------------- ---------------

   Balance at beginning of year...........................    $    2.3            $2.9            $56.1
   Impairments............................................       196.0             1.1              1.7
   Recoveries.............................................        (0.2)           (1.7)           (54.9)
                                                           ---------------  --------------- ---------------
                                                           ---------------  --------------- ---------------
   Balance at end of year.................................      $198.1            $2.3             $2.9
                                                           ===============  =============== ===============

During 2001, impairments reflect the results of increased mortgage loan prepayments due to the continued reduction in market interest rates during the year.

Other Assets

Other assets are reported primarily at cost.

Reclassifications

Reclassifications have been made to the 1999 and 2000 consolidated financial statements to conform to the 2001 presentation.

Accounting Pronouncements Pending Adoption

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). This Statement supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, and amends Accounting Principles Board ("APB") Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("Opinion 30"), establishing a single accounting model for the disposal of long-lived assets. SFAS 144 generally retains the basic provisions of existing guidance, but broadens the presentation of any discontinued operations to include a component of an entity (rather than a segment of a business as defined in Opinion 30). The provisions of SFAS 144 are effective for fiscal years beginning after December 15, 2001, and are not expected to have a significant impact on the Company's consolidated financial statements.

In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. SFAS 141 also includes guidance on the initial recognition and measurement of goodwill and other intangible assets arising from business combinations completed after June 30, 2001. SFAS 142, effective January 1, 2002, prohibits the amortization of goodwill and intangible assets with indefinite useful lives. Intangible assets with finite useful lives will continue to be amortized over their estimated useful lives. In 2001, the Company's amortization expense for goodwill and intangible assets was $7.8 million, of which $4.9 million will not continue after January 1, 2002. Additionally, SFAS 142 requires that goodwill and indefinite-lived intangible assets be reviewed for impairment at least annually. This includes a more stringent impairment test methodology (fair value based on discounted cash flows) for measuring and recognizing impairment losses. The Company has estimated that the impairment amount resulting from the adoption of SFAS 142 on January 1, 2002, will not have a material effect on the Company's consolidated financial statements.

2. Related Party Transactions

The Company has entered into various related party transactions with its parent and the parent's other affiliates. During the years ended December 31, 2001, 2000 and 1999, the Company incurred $70.5 million, $55.8 million and $32.6 million, respectively, of expense reimbursements from affiliated entities. During 2001, the Company received a capital contribution of $1,689.7 million for reimbursement from its parent for the payments and costs related to Principal Mutual Holding Company's demutualization. During 2001, the Company was also reimbursed $16.0 million for expenses paid related to PFG's initial public offering.

The Company and its direct parent, PFSI, are parties to a cash advance agreement, which allows those entities to pool their available cash in order to more efficiently and effectively invest their cash. The cash advance agreement allows (i) the Company to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day "AA" Financial Commercial Paper Discount Rate published by the Federal Reserve (the "Internal Crediting Rate"); and (ii) PFSI to advance cash to the Company in aggregate principal amounts not to exceed $250.0 million, with such advance amounts earning interest at the Internal Crediting Rate plus 5 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, the Company had a receivable from PFSI of $584.5 million and $843.6 million at December 31, 2001 and 2000, respectively. Interest earned by the Company was $30.7 million and $11.3 million during 2001 and 2000, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, the Company guarantees certain payments of its subsidiaries and has agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial as to the Company's business, financial condition and results of operations.

3. Mergers, Acquisitions, and Divestitures

Mergers and Acquisitions

During the past three years, the Company has acquired a number of businesses, all of which were recorded using the purchase method of accounting. Accordingly, the results of operations of the acquired companies have been included in the consolidated results from their respective acquisition dates.

The Company made various acquisitions during 2001 at purchase prices aggregating $9.2 million. Such acquired companies had total assets at December 31, 2001, and total 2001 revenue of $10.8 million and $3.7 million, respectively.

During 1999, various other acquisitions were made by the Company at purchase prices aggregating $13.5 million. Such acquired companies had total assets of $17.0 million at December 31, 1999, and total revenue of $11.6 million during 1999.

Divestitures

On November 30, 2001, the Company announced it had entered into an agreement to sell its remaining stake of approximately 15.0 million shares of Coventry Health Care, Inc. common stock. The transaction was completed in the first quarter of 2002 (see Note 19 for details of the transaction). Effective April 1, 1998, the Company transferred substantially all of its managed care operations to Coventry Corporation in exchange for a non-majority ownership position in the resulting entity, Coventry Health Care, Inc. In September 2000, the Company sold a portion of its equity ownership position, which reduced its ownership to approximately 25% and resulted in a realized capital gain of $13.9 million, net of tax. The investment in Coventry Health Care, Inc. was $146.0 million and $122.9 million at December 31, 2001 and 2000, respectively.

On September 25, 2001, the Company disposed of all the stock of PT Asuransi Jiwa Principal Indonesia, a subsidiary in Indonesia. The Company currently has no business operations in Indonesia. Total assets of the Company's operations in Indonesia as of June 30, 2001, were $3.4 million. The Company included nominal revenues and net loss from operations in Indonesia in the consolidated results of operations for the years ended December 31, 2000 and 1999.

On April 1, 2001, the Company paid a dividend of $176.2 million to its parent, PFSI, consisting of the outstanding capital stock of Principal International, Inc. and Principal International, Inc.'s subsidiaries.

On February 15, 2001, the Company disposed of all the stock of Principal International Espana, S.A. de Seguros de Vida, a subsidiary in Spain, for nominal proceeds, resulting in a net realized capital loss of $38.4 million, ceasing the business operations in Spain. Total assets of the operations in Spain as of December 31, 2000, were $222.7 million. The Company included revenues of $49.4 million and $51.7 million in the results of operations for the years ended December 31, 2000 and 1999, respectively. The Company included a net loss of $1.2 million and net income of $0.9 million in the results of operations for the years ended December 31, 2000 and 1999, respectively.

On August 24, 2000, the Company paid a dividend of $171.3 million to its parent, PFSI, consisting of the outstanding capital stock of Principal International de Chile, S.A. and Principal Compania de Seguros de Vida Chile, S.A.

Beginning January 1, 2000, the Company ceased new sales of Medicare supplement insurance and effective July 1, 2000, the Company entered into a reinsurance agreement to reinsure 100% of the Medicare supplement insurance block of business. Medicare supplement insurance premiums were $98.4 million for the six months ended June 30, 2000, and $164.6 million for the year ended December 31, 1999.

4. Investments

Fixed Maturities and Equity Securities

The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2001 and 2000, are summarized as follows (in millions):

                                                              Gross            Gross
                                                           unrealized       unrealized          Fair
                                             Cost             gains           losses            value
                                        ---------------- ---------------- ---------------- ----------------
                                        ---------------- ---------------- ---------------- ----------------
   December 31, 2001 Fixed maturities:
     U.S. Government and agencies.....    $       15.1     $       0.1        $    0.1       $       15.1
     Foreign governments..............           555.5            49.3             1.3              603.5
     States and political subdivisions           302.1            20.2             4.7              317.6
     Corporate - public...............        12,695.2           504.0           160.5           13,038.7
     Corporate - private..............         8,967.0           325.0           123.5            9,168.5
     Mortgage-backed and other
       asset-backed securities........         5,642.5           247.6            26.1            5,864.0
                                        ---------------- ---------------- ---------------- ----------------
                                        ---------------- ---------------- ---------------- ----------------
   Total fixed maturities.............       $28,177.4        $1,146.2          $316.2          $29,007.4
                                        ================ ================ ================ ================
                                        ================ ================ ================ ================
   Total equity securities............     $     860.6      $     15.2         $  77.1        $     798.7
                                        ================ ================ ================ ================
                                        ================ ================ ================ ================

   December 31, 2000 Fixed maturities:
     U.S. Government and agencies.....    $       23.2     $       0.1        $    0.2       $       23.1
     Foreign governments..............           692.8            25.0             5.3              712.5
     States and political subdivisions           287.4            12.5             4.2              295.7
     Corporate - public...............         8,795.2           216.5           129.3            8,882.4
     Corporate - private..............         9,807.6           208.9           206.0            9,810.5
     Mortgage-backed and other
       asset-backed securities........         6,244.2           208.0            34.3            6,417.9
                                        ---------------- ---------------- ---------------- ----------------
   Total fixed maturities.............       $25,850.4         $ 671.0          $379.3          $26,142.1
                                        ================ ================ ================ ================
   Total equity securities............     $     773.9       $   190.6          $254.2        $     710.3
                                        ================ ================ ================ ================

The cost and fair value of fixed maturities available-for-sale at December 31, 2001, by expected maturity, were as follows (in millions):

                                                                            Cost            Fair value
                                                                     ------------------- ------------------
                                                                     ------------------- ------------------

   Due in one year or less..........................................     $  1,358.2          $  1,367.3
   Due after one year through five years............................       10,481.7            10,812.4
   Due after five years through ten years...........................        5,535.7             5,722.0
   Due after ten years..............................................        5,159.3             5,241.7
                                                                     ------------------- ------------------
                                                                     ------------------- ------------------
                                                                          22,534.9             23,143.4
   Mortgage-backed and other asset-backed securities................        5,642.5             5,864.0
                                                                     ------------------- ------------------
                                                                     ------------------- ------------------
   Total............................................................      $28,177.4           $29,007.4
                                                                     =================== ==================

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or pre-pay obligations.

Corporate private placement bonds represent a primary area of credit risk exposure. The corporate private placement bond portfolio is diversified by issuer and industry. The Company monitors the restrictive bond covenants which are intended to regulate the activities of issuers and control their leveraging capabilities.

Net Investment Income

Major categories of net investment income are summarized as follows (in millions):

                                                               For the year ended December 31,
                                                         2001               2000               1999
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Fixed maturities, available-for-sale..........        $2,120.8           $1,856.5           $1,711.1
   Equity securities, available-for-sale.........            27.6               72.5               46.1
   Mortgage loans................................           855.7            1,005.0            1,111.1
   Real estate...................................           177.5              171.0              187.5
   Policy loans..................................            57.5               55.1               50.2
   Cash and cash equivalents.....................            58.3               69.9               20.9
   Other.........................................            44.2               38.3               43.3
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
                                                          3,341.6            3,268.3            3,170.2
   Less investment expenses......................          (130.9)            (152.8)            (124.4)
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Net investment income.........................        $3,210.7           $3,115.5           $3,045.8
                                                   ================== ================== ==================

Net Realized Capital Gains and Losses

The major components of net realized capital gains (losses) on investments are summarized as follows (in millions):

                                                               For the year ended December 31,
                                                         2001               2000               1999
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Fixed maturities, available-for-sale:
     Gross gains.................................       $   69.6             $  28.9            $  31.2
     Gross losses................................         (380.4)             (155.0)            (125.4)
   Fixed maturities, trading:
     Gross gains.................................            0.9                 -                  -
     Gross losses................................           (0.1)                -                  -
   Equity securities, available-for-sale:
     Gross gains.................................            5.7                84.2              408.7
     Gross losses................................          (76.1)               (3.9)             (25.7)
   Mortgage loans................................           10.6                 8.6               (8.9)
   Real estate...................................          (19.0)               82.3               56.4
   Other, including unrealized derivative gains
     (losses)....................................         (103.9)              106.7              120.3
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Net realized capital gains (losses)...........        $(492.7)             $151.8             $456.6
                                                   ================== ================== ==================

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $5.4 billion, $5.5 billion and $5.5 billion in 2001, 2000 and 1999, respectively. Of the 2001, 2000 and 1999 proceeds, $1.6 billion, $2.6 billion and $3.8 billion, respectively, relates to sales of mortgage-backed securities. The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $22.5 million, $2.0 million and $2.1 million and gross losses of $5.0 million, $40.1 million and $60.3 million in 2001, 2000 and 1999, respectively, were realized on sales of mortgage-backed securities.

The Company recognizes impairment losses for fixed maturities and equity securities when declines in value are other than temporary. Realized losses related to other than temporary impairments were $227.4 million and $6.1 million in 2001 and 2000, respectively. There were no other than temporary impairments in 1999.

In December 2001, Enron Corp., along with certain of its subsidiaries, filed voluntary petitions for Chapter 11 reorganization with the U.S. Bankruptcy Court. Included in the $227.4 million of realized losses in 2001 for other than temporary impairments, $71.9 million related to the Company's exposure to Enron Corp. and Enron related entities. Also included in net realized capital gains and losses in 2001 was $65.8 million related to the sale of Enron investments. As of December 31, 2001, the remaining carrying amount of the Company's investment in Enron Corp. and Enron related entities was $45.5 million.

On September 11, 2001, terrorist attacks in the U.S. resulted in significant loss of life and property, as well as interruption of business activities and an overall disruption of the world economy. Some of the assets in the Company's investment portfolio may be adversely affected by further declines in the securities markets and economic activity caused by the terrorist attacks and heightened security measures.

On December 31, 2001, the Company held corporate fixed maturity securities in the following sectors impacted most significantly by the September 11, 2001 terrorist attacks (carrying amounts noted in parenthesis): airlines ($245.9 million in public debt and $208.3 million in private debt), comprised mostly of equipment trust certificate transactions secured by aircraft; airline manufacturers and equipment providers ($239.0 million), comprised of public and private unsecured debt; property and casualty insurance companies ($28.9 million), comprised of public unsecured debt; and hotels and gaming companies ($168.9 million), comprised of public and private debt secured by hotel properties. As of December 31, 2001, the Company has not recognized any related other-than-temporary impairment of these assets.

Net Unrealized Gains and Losses

The net unrealized gains and losses on investments in fixed maturities and equity securities available-for-sale are reported as a separate component of equity, reduced by adjustments to deferred policy acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes.

The cumulative amount of net unrealized gains and losses on available-for-sale securities is as follows (in millions):

                                                                                    December 31,
                                                                                2001             2000
                                                                          ----------------- ----------------
                                                                          ----------------- ----------------

     Net unrealized gains on fixed maturities, available-for-sale (1)....       $827.2            $284.3
     Net unrealized losses on equity securities, available-for-sale,
       including seed money in separate accounts.........................        (60.9)            (57.2)
     Adjustments for assumed changes in amortization patterns:
       Deferred policy acquisition costs.................................       (104.6)            (43.2)
       Unearned revenue reserves.........................................          7.2               2.9
     Net unrealized losses on derivative instruments.....................        (89.5)             (6.7)
     Provision for deferred income taxes.................................       (202.0)            (59.0)
                                                                          ----------------- ----------------
                                                                          ----------------- ----------------
     Net unrealized gains on available-for-sale securities...............       $377.4            $121.1
                                                                          ================= ================

     (1)  Excludes  net   unrealized   gains   (losses)  on  fixed   maturities,
          available-for-sale included in fair value hedging relationships.

Commercial Mortgage Loans

Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2001 and 2000, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows (dollars in millions):

                                                                  December 31,
                                                     2001                              2000
                                       --------------------------------------------------------------------
                                        Carrying              Percent      Carrying             Percent
                                         amount               of total      amount             of total
                                       --------------------------------------------------------------------
                                       --------------------------------------------------------------------
   Geographic distribution
   New England........................    $   327.4            3.4%        $     495.9           4.6%
   Middle Atlantic....................      1,606.3           16.5             1,664.9          15.5
   East North Central.................        930.1            9.5             1,006.2           9.3
   West North Central.................        397.8            4.1               439.9           4.1
   South Atlantic.....................      2,403.0           24.7             2,630.5          24.4
   East South Central.................        338.5            3.5               384.5           3.6
   West South Central.................        769.0            7.9               886.4           8.2
   Mountain...........................        637.7            6.5               600.2           5.6
   Pacific............................      2,421.3           24.8             2,774.8          25.7
   Valuation allowance................        (90.7)          (0.9)             (108.0)         (1.0)
                                       --------------------------------------------------------------------
                                       --------------------------------------------------------------------
   Total..............................     $9,740.4          100.0%          $10,775.3         100.0%
                                       ====================================================================
                                       --------------------------------------------------------------------


                                                                  December 31,
                                                     2001                              2000
                                       --------------------------------------------------------------------
                                       ----------------------------------
                                       Carrying amount      Percent      Carrying amount      Percent
                                                            of total                          of total
                                       --------------------------------------------------------------------
   Property type distribution
   Office.............................     $3,252.5           33.4%         $  3,273.5          30.4%
   Retail.............................      3,106.5           31.9             3,612.7          33.5
   Industrial.........................      2,948.9           30.3             3,381.6          31.4
   Apartments.........................        349.8            3.6               419.7           3.9
   Hotel..............................         61.6            0.6                65.6           0.6
   Mixed use/other....................        111.8            1.1               130.2           1.2
   Valuation allowance................        (90.7)          (0.9)             (108.0)         (1.0)
                                       --------------------------------------------------------------------
                                       --------------------------------------------------------------------
   Total..............................     $9,740.4           100.0%         $10,775.3           100.0%
                                       ====================================================================

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established for the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is reported as a net realized capital loss.

Mortgage loans deemed to be uncollectible are charged against the allowance for losses, and subsequent recoveries are credited to the allowance for losses. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may change.

A summary of the changes in the commercial and residential mortgage loan allowance for losses is as follows (in millions):

                                                                        December 31,
                                                         2001               2000               1999
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------

   Balance at beginning of year..................         $110.4             $117.8             $113.0
   Provision for losses..........................           11.2                5.4                9.2
   Releases due to write-downs, sales and
     foreclosures................................          (29.3)             (12.8)              (4.4)
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Balance at end of year........................          $92.3             $110.4             $117.8
                                                   ================== ================== ==================

Residential Mortgage Banking Activities

The Company was servicing approximately 741,000 and 582,000 residential mortgage loans with aggregate principal balances of approximately $80,530.5 million and $55,987.4 million at December 31, 2001 and 2000, respectively. In connection with these mortgage servicing activities, the Company held funds in trust for others totaling approximately $508.9 million and $343.8 million at December 31, 2001 and 2000, respectively. As of December 31, 2001, $457.1 million of the funds held in trust were held in the Company's banking subsidiary. In connection with its loan administration activities, the Company advances payments of property taxes and insurance premiums and also advances principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, the Company makes certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as advances on serviced loans. Amounts advanced are considered in management's evaluation of the adequacy of the mortgage loan allowance for losses.

In June 2000, the Company, through its mortgage banking segment, created a special purpose bankruptcy remote entity, Principal Residential Mortgage Capital Resources, LLC ("PRMCR"), to provide an off-balance sheet source of funding for the Company's residential mortgage loan production. The Company sells eligible residential mortgage loans to PRMCR, where they are warehoused until sold to the final investor. The Company sold $38.0 billion and $5.3 billion in mortgage loans to PRMCR in 2001 and 2000, respectively. The maximum amount of mortgage loans, which can be warehoused in PRMCR, has increased from $1.0 billion at inception to $4.0 billion as of December 31, 2001. PRMCR held $3.0 billion in mortgage loans held for sale as of December 31, 2001. The portfolio of loans held for sale by PRMCR must meet portfolio criteria, eligibility representations, and portfolio aging limitations. Based on these eligibility representations, the Company is required to repurchase ineligible loans from PRMCR.

PRMCR is capitalized by equity certificates owned by third party investors not affiliated with the Company or its affiliates, directors or officers and thus, is not consolidated with the Company. The equity holders bear the risk of loss on defaulted mortgages. At December 31, 2001, PRMCR had outstanding equity certificates of $193.0 million. PRMCR also issues short-term secured liquidity notes as well as medium term notes to provide funds for its purchase of mortgage loans from the Company. At December 31, 2001, PRMCR had outstanding secured liquidity notes of $1.3 billion, three-year fixed term notes of $800.0 million and five-year variable term notes of $800.0 million. All borrowings are collateralized by the assets of PRMCR.

The Company paid a commitment fee to PRMCR based on the overall warehouse limit. PRMCR used a portion of the fee to fund a cash collateral account maintained at PRMCR. These funds are available as additional collateral to cover credit related losses on defaulted loans. The balance in the account was $24.0 million at December 31, 2001. Any remaining amounts in the cash collateral account will be returned to the Company upon the termination of PRMCR. This right to the return of the cash collateral amount is reflected in other assets on the Company's consolidated statements of financial position.

The Company maintains a right to the servicing of the mortgage loans held by PRMCR and upon the sale of the majority of the mortgage loans to the final investors. In addition, the Company performs certain secondary marketing, accounting and various administrative functions on behalf of PRMCR. As servicer, the Company receives a monthly servicing fee, and may receive an excess servicing fee if funds are available within PRMCR. Additionally, as servicer the Company is required to advance to PRMCR those payments due from borrowers, but not received, as of specified cut-off dates. The Company received $12.6 million and $2.2 million in servicing fees from PRMCR in 2001 and 2000, respectively.

In order to hedge interest rate risk and non-credit related market value risk associated with its inventory of mortgage loans held for sale, PRMCR entered into swaps with counterparties not affiliated with the Company or PRMCR. The swap counterparties are required to maintain certain minimum ratings as approved by the rating agencies. Through a separate swap agreement with the swap counterparties that mirror the original swaps with PRMCR, the non-credit related market value component is swapped back to the Company.

In October 2000, the Company, through its mortgage banking segment, created a wholly-owned, unconsolidated qualifying special purpose entity, Principal Residential Mortgage Funding, LLC ("PRMF"), to provide an off-balance sheet source of funding for up to $250.0 million of qualifying delinquent mortgage loans. The limit was increased to $357.0 million in December 2001. The Company sells qualifying delinquent loans to PRMF which then transfers the loans to Principal Residential Mortgage EBO Trust ("Trust"), an unaffiliated Delaware business trust. The Trust funds its acquisitions of the mortgage loans by selling participation certificates, representing an undivided interest in the Trust, to commercial paper conduit purchasers, who are not affiliated with the Company or any of its affiliates, directors or officers. At December 31, 2001, PRMF held $273.5 million in mortgage loans and had outstanding participation certificates of $256.9 million.

Mortgage loans typically remain in the Trust until they are processed through the foreclosure claim process, are paid-off or reinstate. Loans that reinstate are no longer eligible to remain in the Trust and are required to be removed by the Company at fair market value at the monthly settlement date following reinstatement.

The Company is retained as the servicer of the mortgage loans and also performs accounting and various administrative functions on behalf of PRMF, in its capacity as the managing member of PRMF. As the servicer, the Company receives a servicing fee pursuant to the pooling and servicing agreement. The Company may also receive a successful servicing fee only after all other conditions in the monthly cash flow distribution are met. At December 31, 2001, the Company's residual interest in such cash flows was $21.5 million and was recorded in other investments on the Company's consolidated statements of financial position. The value of the residual interest was based on the net present value of expected cash flows from PRMF, as well as estimates of foreclosure losses associated with the related loans. The Company is required to advance funds for payment of interest on the participation certificates and other carrying costs, if sufficient cash is not available in the collection account to meet this obligation.

The Company and the Trust are parties to a cost of funds hedge agreement. The Company pays the weighted average cost of funds on the participation certificates plus fees and expenses and receives the indicated swap bid rate, subject to a cap.

Real Estate

Real estate holdings and related accumulated depreciation are as follows (in millions):

                                             December 31,
                                        2001               2000
                                      -------------- ------------------
                                      -------------- ------------------

   Investment real estate.............   $673.8           $   813.4
   Accumulated depreciation...........   (114.1)             (117.1)
                                      -------------- ------------------
                                          559.7               696.3
   Properties held for sale...........    390.8               695.4
                                      -------------- ------------------
   Real estate, net...................   $950.5            $1,391.7
                                      ============== ==================

Other Investments

Other investments include minority interests in unconsolidated entities and properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $347.7 million and $612.1 million at December 31, 2001 and 2000, respectively. The Company is committed to providing additional mortgage financing for such joint ventures aggregating $171.8 million and $71.5 million at December 31, 2001 and 2000, respectively.

5. Securitization Transactions

Commercial Mortgage Loans

The Company sells commercial mortgage loans in securitization transactions and retains primary servicing responsibilities and other interests. The Company receives annual servicing fees approximating 0.01 percent, which approximates cost. The investors and the securitization trusts have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests is subject primarily to credit risk.

In 2001 and 2000, the Company recognized gains of $18.3 million and $0.7 million, respectively, on the securitization of commercial mortgage loans.

Key economic assumptions used in measuring the retained interests at the date of securitization resulting from transactions completed included a cumulative default rate between four and eight percent during 2001 and between five and eight percent during 2000. The assumed range of the loss severity, as a percentage of defaulted loans, was between 12 and 25 percent during 2001 and between 13 and 25 percent during 2000. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.

At December 31, 2001, the fair values of retained interests related to the securitizations of commercial mortgage loans were $170.5 million. Key economic assumptions and the sensitivity of the current fair values of residual cash flows were tested to one and two standard deviations from the expected rates. The changes in the fair values at December 31, 2001 as a result of these assumptions were not significant.

Residential Mortgage Loans

The Company sells residential mortgage loans and retains servicing responsibilities pursuant to the terms of the applicable servicing agreements. The Company receives annual servicing fees approximating 0.4 percent of the outstanding principal balances on the underlying loans. These sales are generally transacted on a non-recourse basis. The value of the servicing rights is subject to prepayment and interest rate risks on the transferred assets.

In 2001 and 2000, the Company recognized gains of $218.8 million and $9.4 million, respectively, on the sales of residential mortgage loans.

The key economic assumptions used in determining the fair value of mortgage servicing rights at the date of loan sale for sales completed in 2001 and 2000 were as follows:

                                             2001              2000
                                          ---------------------------------
                                          ---------------------------------

   Weighted average life (years)..........    7.84              6.87
   Weighted average prepayment speed......    9.48%            11.81%
   Yield to maturity discount rate........    7.45%            10.74%

Prepayment speed is the constant prepayment rate that results in the weighted average life disclosed above.

At December 31, 2001, key economic assumptions and the sensitivity of the current fair value of the mortgage servicing rights to immediate 10 and 20 percent adverse changes in those assumptions are as follows (dollars in millions):

   Fair value of mortgage servicing rights...................       $1,811.0
   Expected weighted average life (in years).................            6.8
   Prepayment speed..........................................           11.10%
   Decrease in fair value of 10% adverse change..............     $     67.3
   Decrease in fair value of 20% adverse change..............      $   128.9
   Yield to maturity discount rate...........................            8.86%
   Decrease in fair value of 10% adverse change..............      $   130.0
   Decrease in fair value of 20% adverse change..............      $   260.1

These sensitivities are hypothetical and should be used with caution. As the figures indicate, changes in fair value based on a 10% variation in assumptions generally cannot be extrapolated because the relationship of the change in the assumption to the change in fair value may not be linear. Also, in the above table, the effect of a variation in a particular assumption on the fair value of the servicing rights is calculated independently without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities. For example, changes in prepayment speed estimates could result in changes in the discount rate.

Securitization Transactions Cash Flow

The table below summarizes cash flows for securitization transactions and cash flows received from and paid to securitization trusts (in millions):

                                                                    For the year ended December 31,
                                                                      2001                   2000
                                                              ---------------------- ----------------------
                                                              ---------------------- ----------------------
   Proceeds from new securitizations........................          $39,200.6              $9,624.5
   Servicing fees received..................................              307.8                 237.5
   Other cash flows received on retained interests..........               51.6                  29.4

6. Derivatives Held or Issued for Purposes Other Than Trading

Derivatives are generally held for purposes other than trading and are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

The Company's risk of loss is typically limited to the fair value of its derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. The Company is also exposed to credit losses in the event of nonperformance of the counterparties. The Company's current credit exposure is limited to the value of derivatives that have become favorable to the Company. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits.

The Company's derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, the Company is permitted to set off its receivable from a counterparty against its payables to the same counterparty arising out of all included transactions.

The notional amounts and credit exposure of the Company's derivative financial instruments by type are as follows (in millions):

                                                                                 December 31,
                                                                               2001                2000
                                                                     ------------------  ------------------
   Notional amounts of derivative instruments with
     regard to U.S. operations
   Foreign currency swaps..........................................      $  3,426.9           $  2,745.0
   Interest rate floors............................................         3,400.0              2,450.0
   Interest rate swaps.............................................         2,857.5              2,391.5
   Mortgage-backed forwards and options............................         9,250.7              1,898.3
   Swaptions.......................................................         3,570.0                697.7
   Bond forwards...................................................           357.4                  -
   Interest rate lock commitments..................................         2,565.9                  -
   Call options....................................................            30.0                 30.0
   U.S. Treasury futures...........................................           186.6                183.2
   Currency forwards...............................................             -                   39.4
   Treasury rate guarantees........................................            88.0                 60.0
   Other...........................................................            25.0                  -
                                                                     ------------------  ------------------
                                                                     ------------------  ------------------
                                                                          $25,758.0            $10,495.1
                                                                     ==================  ==================
   Credit exposure of derivative instruments with
     regard to U.S. operations
   Foreign currency swaps...........................................   $       41.4          $      45.3
   Interest rate floors.............................................           13.2                 20.0
   Interest rate swaps..............................................           28.1                 14.1
   Mortgage-backed forwards and options.............................           41.7                  -
   Swaptions........................................................            8.7                 11.8
   Call options.....................................................            8.9                 12.3
   Currency forwards................................................            -                    5.5
   Other............................................................            0.1                  -
                                                                     ------------------- ------------------
                                                                     ------------------- ------------------
                                                                        $     142.1           $    109.0
                                                                     =================== ==================

The net interest effect of interest rate and currency swap transactions is recorded as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The cost of derivative instruments related to residential mortgage loan servicing rights is included in the basis of the derivatives. These derivatives are marked-to-market with the changes in market value reported in operating expenses on the consolidated statements of operations.

The fair value of the Company's derivative instruments, identified as hedges and classified as assets at December 31, 2001, was $283.1 million. Of this amount, the fair value of derivatives related to investment hedges was $100.8 million and was reported with other invested assets on the consolidated statement of financial position. The fair value of derivatives related to residential mortgage loan servicing rights and residential mortgage loans was $182.3 million and is reported with other assets on the consolidated statement of financial position. The fair value of derivative instruments classified as liabilities at December 31, 2001, was $449.7 million and was reported with other liabilities on the consolidated statement of financial position.

Fair Value Hedges

The Company uses fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration.

The Company also enters into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

In 2001, the Company recognized a pre-tax net gain of $95.5 million relating to its fair value hedges. This includes a net gain of $151.7 million related to the ineffective portion of its fair value hedges of residential mortgage loan servicing rights and a net loss of $43.6 million related to the change in the value of the servicing hedges that was excluded from the assessment of hedge effectiveness. The net gain on servicing hedges was reported with operating expenses on the consolidated statement of operations. The net gain of $95.5 million also includes a net loss of $12.6 million related to the ineffective portion of the Company's investment hedges, which was reported with net realized capital gains (losses) on the consolidated statement of operations.

Cash Flow Hedges

The Company also utilizes floating-to-fixed rate interest rate swaps to match cash flows.

The Company enters into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

In 2001, the Company recognized a $11.2 million after-tax decrease in value related to cash flow hedges in accumulated other comprehensive income. During this time period, none of the Company's cash flow hedges have been discontinued because it was probable that the original forecasted transaction would not occur by the end of the originally specified time period. The Company has not reclassified amounts from accumulated comprehensive income into earnings in the past twelve months, and it does not expect to reclassify any amounts in the next twelve months.

In most cases, zero hedge ineffectiveness for cash flow hedges is assumed because the derivative instrument was constructed such that all terms of the derivative match the hedged risk in the hedged item. As a result, the Company has recognized an immaterial amount in earnings due to cash flow hedge ineffectiveness.

The transition adjustment for the adoption of SFAS 133 resulted in a decrease to other comprehensive income of $36.9 million ($24.0 million after tax) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. In 2001, $46.0 million ($29.9 million after tax) of loss representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges decreased accumulated other comprehensive income resulting in an ending balance of $(82.9) million ($(53.9) million after tax) at December 31, 2001.

Derivatives Not Designated as Hedging Instruments

The Company attempts to match the timing of when interest rates are committed on insurance products, residential mortgage loans and other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses mortgage-backed forwards, over-the-counter options on mortgage-backed securities, U.S. Treasury futures contracts, options on Treasury futures, Treasury rate guarantees and interest rate floors to economically hedge anticipated transactions and to manage interest rate risk. Futures contracts are marked-to-market and settled daily, which minimizes the counterparty risk. Forward contracts are marked-to-market no less than quarterly. The Company's interest rate lock commitments on residential mortgage loans are also accounted for as derivatives.

Occasionally, the Company will sell a callable investment-type contract and may use interest rate swaptions or similar instruments to transform the callable liability into a fixed term liability. In addition, the Company may sell an investment-type contract with attributes tied to market indices in which case the Company writes an equity call option to convert the overall contract into a fixed rate liability, essentially eliminating the equity component altogether.

Although the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under SFAS 133. As such, periodic changes in the market value of these instruments flow directly into net income. In 2001, gains of $68.3 million were recognized in income from market value changes of derivatives not receiving hedge accounting treatment.

7. Closed Block

In connection with the 1998 MIHC formation, the Company formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. The Company's assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held by the Company. The Company will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, the Company will be required to make such payments from its general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation is required to be established for earnings in the Closed Block that are not available to shareholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income). If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a policyholder dividend obligation. This policyholder dividend obligation represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2001, cumulative actual earnings, including consideration of net unrealized gains, has been less than cumulative expected earnings. Therefore, no policyholder dividend obligation has been recognized.

Closed Block liabilities and assets designated to the Closed Block are as follows:

                                                                           December 31,
                                                                  2001                      2000
                                                        ------------------------- -------------------------
                                                                          (in millions)
   Closed Block liabilities
   Future policy benefits and claims.................             $5,248.7                 $5,051.5
   Other policyholder funds..........................                 20.3                      4.8
   Policyholder dividends payable....................                376.6                    402.2
   Other liabilities.................................                 11.8                     22.6
                                                        ------------------------- -------------------------
                                                        ------------------------- -------------------------
     Total Closed Block liabilities..................              5,657.4                  5,481.1

                                                                           December 31,
                                                                  2001                      2000
                                                        ------------------------- -------------------------
                                                                          (in millions)
   Assets designated to the Closed Block
   Fixed maturities, available-for-sale..............             $2,466.3                 $2,182.2
   Equity securities, available-for-sale.............                 23.4                      -
   Mortgage loans....................................                880.0                    919.4
   Real estate.......................................                  -                        0.2
   Policy loans......................................                792.5                    770.0
   Other investments.................................                  6.9                      1.1
                                                        ------------------------- -------------------------
                                                        ------------------------- -------------------------
     Total investments...............................              4,169.1                  3,872.9

   Cash and cash equivalents (deficit)...............                 (8.0)                    22.7
   Accrued investment income.........................                 77.2                     72.3
   Deferred tax asset................................                 80.8                     97.8
   Premiums due and other receivables................                 33.3                     33.8
                                                        ------------------------- -------------------------
                                                        ------------------------- -------------------------
     Total assets designated to the Closed Block.....              4,352.4                  4,099.5
                                                        ------------------------- -------------------------
                                                        ------------------------- -------------------------

   Excess of Closed Block liabilities over assets
     designated to the Closed Block..................              1,305.0                  1,381.6

   Amounts included in other comprehensive
     income..........................................                 43.6                     27.2
                                                        ------------------------- -------------------------
                                                        ------------------------- -------------------------

   Maximum future earnings to be recognized from
     Closed Block assets and liabilities.............             $1,348.6                 $1,408.8
                                                        ========================= =========================

Closed Block revenues and expenses were as follows:

                                                            For the year ended December 31,
                                                   2001                2000                  1999
                                             ------------------  ------------------  ----------------------
                                                                     (in millions)
   Revenues
   Premiums and other considerations.......      $   742.1           $   752.4             $   764.4
   Net investment income...................          311.8               289.9                 269.2
   Net realized capital losses.............          (19.7)               (4.9)                 (2.0)
                                             ------------------  ------------------  ----------------------
                                             ------------------  ------------------  ----------------------
     Total revenues........................        1,034.2             1,037.4               1,031.6

   Expenses
   Benefits, claims, and settlement
     expenses..............................          614.4               601.2                 614.6
   Dividends to policyholders..............          305.8               307.7                 295.9
   Operating expenses......................           12.7                13.6                  13.2
                                             ------------------  ------------------  ----------------------
                                             ------------------  ------------------  ----------------------
     Total expenses........................         932.9                922.5                 923.7
                                             ------------------  ------------------  ----------------------
                                             ------------------  ------------------  ----------------------

   Closed Block revenue, net of Closed
     Block expenses, before income taxes...          101.3               114.9                 107.9
   Income taxes............................           33.5                38.4                  37.0
                                             ------------------  ------------------  ----------------------
                                             ------------------  ------------------  ----------------------
   Closed Block revenue, net of Closed                67.8                76.5                  70.9
     Block expenses and income taxes.......
   Funding adjustment charges..............           (7.6)              (12.0)                (12.2)
                                             ------------------  ------------------  ----------------------
                                             ------------------  ------------------  ----------------------
   Closed Block revenue, net of Closed          $     60.2          $     64.5            $     58.7
     Block expenses, income tax and funding
     adjustment charges....................  ==================  ==================  ======================

The change in maximum future earnings of the Closed Block was as follows:

                                                                           December 31,
                                                                  2001                      2000
                                                         -----------------------  -------------------------
                                                                           (in millions)

   Beginning of year..................................            $1,408.8                 $1,473.3
   End of year........................................             1,348.6                  1,408.8
                                                         -----------------------  -------------------------
                                                         -----------------------  -------------------------
   Change in maximum future earnings..................            $  (60.2)                $  (64.5)
                                                         =======================  =========================

The Company charges the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8. Deferred Policy Acquisition Costs

Policy acquisition costs deferred and amortized in 2001, 2000 and 1999 are as follows (in millions):

                                                                        December 31,
                                                         2001               2000               1999
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------

   Balance at beginning of year..................        $1,333.3           $1,430.9           $1,104.7
   Cost deferred during the year.................           249.0              263.9              253.8
   Amortized to expense during the year..........          (198.5)            (239.2)            (173.7)
   Effect of unrealized (gains) losses...........           (61.5)            (122.3)             246.1
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Balance at end of year........................        $1,322.3           $1,333.3             $1,430.9
                                                   ================== ================== ==================

9. Insurance Liabilities

Contractholder Funds

Major components of contractholder funds in the consolidated statements of financial position, are summarized as follows (in millions):

                                                                                 December 31,
                                                                            2001               2000
                                                                     ------------------- ------------------
                                                                     ------------------- ------------------
   Liabilities for investment-type contracts:
     Guaranteed investment contracts................................       $14,123.5           $14,779.6
     U.S. funding agreements........................................           307.1               772.1
     International funding agreements backing medium-term notes.....         3,298.4             2,475.3
     International funding agreements...............................           723.9                 -
     Other investment-type contracts................................         2,272.1             2,537.0
                                                                     ------------------- ------------------
   Total liabilities for investment-type contracts.................         20,725.0            20,564.0

   Liabilities for individual annuities............................          2,557.6             2,442.7
   Universal life and other reserves...............................          1,382.0             1,293.5
                                                                     ------------------- ------------------
   Total contractholder funds......................................        $24,664.6           $24,300.2
                                                                     =================== ==================

The Company's guaranteed investment contracts and funding agreements contain provisions limiting early surrenders, including penalties for early surrenders and minimum notice requirements. Put provisions give customers the option to terminate a contract prior to maturity, provided they give a minimum notice period.

The following table presents U.S. GAAP reserves for guaranteed investment contracts and funding agreements by withdrawal provisions (in millions):

                                                         December 31, 2001
                                                         ------------------
                                                         ------------------
   Book Value Out (1)
   Puttable:
     Less than 30 days' put.............................. $         -
     30 to 89 days' put..................................           -
     90 to 180 days' put.................................           -
     More than 180 days' put.............................          55.1
     No active put provision (2).........................           -
                                                         ------------------
                                                         ------------------
   Total puttable........................................          55.1

   Surrenderable:
     Book value out without surrender charge.............          22.9
     Book value out with surrender charge................         396.3
                                                         ------------------
                                                         ------------------
   Total surrenderable...................................         419.2
                                                         ------------------
                                                         ------------------
   Total book value out..................................         474.3

   Market Value Out (3)
   Less than 30 days' notice.............................          26.9
   30 to 89 days' notice.................................         281.9
   90 to 180 days' notice................................       1,133.6
   More than 180 days' notice............................       4,795.6
   No active surrender provision.........................         238.5
                                                         ------------------
                                                         ------------------
   Total market value out................................

   Not puttable or surrenderable.........................      11,502.1
                                                         ------------------
                                                         ------------------
   Total GICs and funding agreements.....................     $18,452.9
                                                         ==================
------------------
(1) Book Value Out: The amount equal to the sum of deposits less withdrawals with interest accrued at the contractual interest rate.
(2) Contracts currently in initial lock-out period but which will become puttable with 90 days' notice at some time in the future.
(3) Market Value Out: The amount equal to the book value out plus a market value adjustment to adjust for changes in interest rates.

Funding agreements are issued to non-qualified institutional investors both in domestic and international markets. The Company has a $4.0 billion international program, under which a consolidated offshore special purpose entity was created to issue nonrecourse medium-term notes. Under the program, the proceeds of each note series issuance are used to purchase a funding agreement from the Company, which is used to secure that particular series of notes. The payment terms of any particular series of notes match the payment terms of the funding agreement that secures that series. Claims for principal and interest under those international funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws and, accordingly, are reported as contractholder funds liabilities in the Company's consolidated statement of financial position. In general, the medium-term note funding agreements do not give the contractholder the right to terminate prior to contractually stated maturity dates, absent the existence of certain circumstances which are largely within the Company's control. As of December 31, 2001, the contractual maturities were 2002 - $160.2 million; 2003 - $496.1 million; 2004 - $470.2 million; 2005 - $714.5 million;
2006 - $98.9 million; and thereafter - $1,358.5 million.

In February 2001, the Company agreed to issue up to $3.0 billion of funding agreements under another program to support the prospective issuance by an unaffiliated entity of medium-term notes in both domestic and international markets. The unaffiliated entity is not consolidated in the Company's financial statements. The funding agreements issued to the unaffiliated entity are reported as contractholder funds liabilities in the Company's consolidated statement of financial position. As of December 31, 2001, $723.9 million has been issued under this program.

Future Policy Benefits and Claims

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):

                                                                        December 31,
                                                         2001               2000               1999
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------

   Balance at beginning of year..................       $   705.0          $   721.7          $   641.4

   Incurred:
     Current year................................         1,597.1            1,788.1            1,872.2
     Prior years.................................           (17.5)             (17.8)              (6.2)
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Total incurred................................         1,579.6            1,770.3            1,866.0

   Payments:
     Current year................................         1,283.2            1,447.3            1,466.3
     Prior years.................................           286.6              339.7              319.4
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Total payments................................         1,569.8            1,787.0            1,785.7

   Balance at end of year:
     Current year................................           313.9              340.8              405.9
     Prior years.................................           400.9              364.2              315.8
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Total balance at end of year..................       $   714.8          $   705.0          $   721.7
                                                   ================== ================== ==================

The activity summary in the liability for unpaid accident and health claims shows a decrease of $17.5 million, $17.8 million and $6.2 million to the December 31, 2000, 1999 and 1998 liability for unpaid accident and health claims, respectively, arising in prior years. Such liability adjustments, which affected current operations during 2001, 2000 and 1999, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.

On September 11, 2001, terrorist attacks in the U.S. resulted in significant loss of life and property, as well as interruption of business activities and an overall disruption of the world economy. As of December 31, 2001, the Company recognized $6.7 million (net of income tax and reinsurance) in losses from individual and group life and disability insurance claims as a result of these events.

10. Debt

Short-Term Debt

Short-term debt consists primarily of a payable to Principal Financial Services, Inc. of $1,087.8 million and $926.9 million as of December 31, 2001 and 2000, respectively. Interest paid on intercompany debt was $39.7 million and $46.8 million during 2001 and 2000, respectively. Short-term debt also consists of outstanding balances on revolving credit facilities with various financial institutions. At December 31, 2001, the Company and certain subsidiaries had credit facilities with various financial institutions in an aggregate amount of $825.0 million. These credit facilities include $780.0 million to finance a CMBS pipeline, of which $290.6 million is outstanding at December 31, 2001, and $45.0 million of unused lines of credit for short-term debt used for general corporate purposes.

The weighted average interest rates on short-term borrowings as of December 31, 2001 and 2000, were 2.46% and 7.41%, respectively.

Long-Term Debt

The components of long-term debt as of December 31, 2001 and December 31, 2000 are as follows (in millions):

                                                    December 31,
                                                 2001               2000
                                              ------------- ------------------
                                              ------------- ------------------

   7.875% surplus notes payable, due 2024.....   $199.0             $198.9
   8% surplus notes payable, due 2044.........     99.1               99.1
   Non-recourse mortgages and notes payable...    150.3              149.8
   Other mortgages and notes payable..........    169.2              224.5
                                              ------------- ------------------
                                              ------------- ------------------
   Total long-term debt.......................   $617.6             $672.3
                                              ============= ==================

The amounts included above are net of the discount and direct costs associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

On March 10, 1994, Principal Life issued $300.0 million of surplus notes, including $200.0 million due March 1, 2024, at a 7.875% annual interest rate and the remaining $100.0 million due March 1, 2044, at an 8% annual interest rate. No affiliates of the Company hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the "Commissioner") and only to the extent that Principal Life has sufficient surplus earnings to make such payments. For each of the years ended December 31, 2001, 2000 and 1999, interest of $23.8 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024, may be redeemed at Principal Life's election on or after March 1, 2004, in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at Principal Life's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The mortgages and other notes payable are financings for real estate developments. The Company has obtained loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 2001, range from $0.1 million to $101.9 million per development with interest rates generally ranging from 7.2% to 8.6%. Outstanding principal balances as of December 31, 2000, range from $0.5 million to $102.8 million per development with interest rates generally ranging from 6.9% to 8.6%.

At December 31, 2001, future annual maturities of the long-term debt are as follows (in millions):

   2002.................................................           $165.1
   2003.................................................              5.6
   2004.................................................              2.4
   2005.................................................              2.6
   2006.................................................              2.8
   Thereafter...........................................            439.1
                                                            -------------------
                                                            -------------------
   Total future maturities of the long-term debt........           $617.6
                                                             ==================

Cash paid for interest for 2001, 2000 and 1999, was $43.9 million, $42.0 million and $95.5 million, respectively. These amounts include interest paid on taxes during these years.

11. Income Taxes

The Company's income tax expense (benefit) is as follows (in millions):

                                                               For the year ended December 31,
                                                         2001               2000               1999
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Current income taxes:
     Federal.....................................        $  30.0             $195.2            $  84.1
     State and foreign...........................           30.0               12.2               12.6
     Net realized capital gains (losses).........         (210.1)              29.6              162.3
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Total current income taxes (benefit)..........         (150.1)             237.0              259.0
   Deferred income taxes.........................          242.5               11.8               64.5
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------
   Total income taxes............................        $  92.4             $248.8             $323.5
                                                   ================== ================== ==================

The Company's provision for income taxes may not have the customary relationship of taxes to income. Differences between the prevailing corporate income tax rate of 35% times the pre-tax income and the Company's effective tax rate on pre-tax income are generally due to inherent differences between income for financial reporting purposes and income for tax purposes, and the establishment of adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions. A reconciliation between the corporate income tax rate and the effective tax rate is as follows:

                                                               For the year ended December 31,
                                                         2001               2000               1999
                                                   ------------------ ------------------ ------------------
                                                   ------------------ ------------------ ------------------

   Statutory corporate tax rate..................          35%                35%                35%
   Dividends received deduction..................         (13)                (5)                (3)
   Interest exclusion from taxable income........          (3)                (1)                 -
   Other.........................................           1                 (1)                (3)
                                                   ------------------ ------------------ ------------------
   Effective tax rate............................          20%                28%                29%
                                                   ================== ================== ==================

Significant components of the Company's net deferred income taxes are as follows (in millions):

                                                                                 December 31,
                                                                            2001               2000
                                                                     ------------------- ------------------
                                                                     ------------------- ------------------
   Deferred income tax assets (liabilities):
     Insurance liabilities..........................................       $ 131.6             $ 181.1
     Deferred policy acquisition costs..............................        (373.1)             (360.1)
     Net unrealized gains on available for sale securities..........        (202.0)              (59.1)
     Mortgage loan servicing rights.................................        (355.2)             (206.3)
     Other..........................................................          16.0                52.3
                                                                     ------------------- ------------------
                                                                     ------------------- ------------------
   Total deferred income tax liabilities............................       $(782.7)            $(392.1)
                                                                     =================== ==================

At December 31, 2001, the Company's net deferred tax liability was $782.7 million. There were no international net deferred tax assets in 2001. At December 31, 2000, the Company's net deferred tax liability was comprised of international net deferred tax assets of $6.9 million, which have been included in other assets, and $399.0 million of U.S. net deferred tax liabilities. The net deferred tax liabilities were included in deferred income taxes in the consolidated statements of financial position.

The Internal Revenue Service (the "Service") has completed examination of the U.S. consolidated federal income tax returns of the Company and affiliated companies for 1996 and prior years. The Service has also begun to examine returns for 1997 and 1998. The Company believes that there are adequate defenses against or sufficient provisions for any challenges.

Undistributed earnings of certain foreign subsidiaries are considered indefinitely reinvested by the Company. A tax liability will be recognized when the Company expects distribution of earnings in the form of dividends, sale of the investment or otherwise.

Cash paid for income taxes was $69.3 million in 2001, $131.9 million in 2000 and $275.6 million in 1999.

12. Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan will start on January 1, 2002. An employee's account will be credited with an amount based on the employee's salary, age and service. These credits will accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to the Company. The Company's funding policy for all plans is to deposit the U.S. GAAP-related net periodic pension cost using long-term assumptions, unless the U.S. GAAP funded status is positive, in which case no deposit is made. Prior to 2001, the Company's funding policy was to deposit an amount within the range of U.S. GAAP net periodic pension cost and the sum of the actuarial normal cost and any change in the unfunded accrued liability over a 30-year period as a percentage of compensation.

As a result of Principal Mutual Holding Company's demutualization, the qualified defined benefit pension plan received $56.7 million in compensation which will be amortized over the remaining service period of plan participants.

The Company also provides certain health care, life insurance and long-term care benefits for retired employees. Retiree health benefits are provided for employees hired prior to January 1, 2002, while retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Covered employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy for all plans is to deposit the U.S. GAAP-related net periodic postretirement benefit cost using long-term assumptions unless the U.S. GAAP funded status is positive, in which case no deposit is made. Prior to 2001, the Company's funding policy was to deposit an amount within the range of U.S. GAAP net periodic postretirement cost and the sum of the actuarial normal cost and any change in the unfunded accrued liability over a 30-year period as a percentage of compensation.

As a result of Principal Mutual Holding Company's demutualization, the postretirement benefit plans received $11.3 million in compensation, which will be used to pay benefit claims and participant contributions, with the remainder to be amortized over the remaining service period of plan participants.

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, is as follows (dollars in millions):

                                                    Pension benefits         Other postretirement benefits
                                              ------------------------------ ------------------------------
                                              ------------------------------ ------------------------------
                                                      December 31,                   December 31,
                                                   2001           2000           2001            2000
                                              --------------- -------------- -------------- ---------------
   Change in benefit obligation
   Benefit obligation at beginning of year..    $  (797.3)      $  (732.5)       $(221.8)       $(227.9)
   Service cost.............................        (31.2)          (35.0)          (8.3)         (10.4)
   Interest cost............................        (59.3)          (57.5)         (15.6)         (19.0)
   Actuarial gain (loss)....................        (42.0)           (2.7)         (25.7)           3.7
   Benefits paid............................         31.7            30.4            9.6            -
   Other....................................         42.1             -             30.7           31.8
                                              --------------- -------------- -------------- ---------------
   Benefit obligation at end of year........    $  (856.0)      $  (797.3)       $(231.1)       $(221.8)
                                              =============== ============== ============== ===============

   Change in plan assets
   Fair value of plan assets at beginning of
     year...................................     $1,115.4        $1,059.8        $ 359.8        $ 345.5
   Actual return (loss) on plan assets......        (15.7)           75.1            5.6           13.7
   Employer contribution....................          9.0            10.9            1.4           18.6
   Benefits paid............................        (31.7)          (30.4)          (4.4)         (18.0)
   Other....................................       (124.5)            -              -              -
                                              --------------- -------------- -------------- ---------------
   Fair value of plan assets at end of year.    $   952.5        $1,115.4         $362.4        $ 359.8
                                              =============== ============== ============== ===============

   Funded status............................   $     96.5       $   318.1         $131.3        $ 138.0
   Unrecognized net actuarial gain..........        (65.3)         (194.2)          (0.6)         (19.4)
   Unrecognized prior service (cost) benefit          7.6             9.2          (28.2)         (29.8)
   Unamortized transition obligation (asset)         (2.7)          (14.2)           -              0.3
                                              --------------- -------------- -------------- ---------------
                                              --------------- -------------- -------------- ---------------
   Other assets - prepaid benefit cost......   $     36.1       $   118.9         $102.5       $   89.1
                                              =============== ============== ============== ===============
                                              =============== ============== ============== ===============

   Weighted-average assumptions as of
      December 31
   Discount rate............................      7.50%           8.00%          7.50%          8.00%

                                                    Pension benefits         Other postretirement benefits
                                              ------------------------------ ------------------------------
                                              ------------------------------ ------------------------------
                                                      December 31,                   December 31,
                                                   2001           2000            2001           2000
                                              --------------- -------------- --------------- --------------
   Components of net periodic benefit cost
   Service cost.............................   $     31.2      $     35.0       $    8.3       $   10.4
   Interest cost............................         59.3            57.5           15.6           19.0
   Expected return on plan assets...........        (99.2)          (81.3)         (32.3)         (25.1)
   Amortization of prior service (cost)
     benefit................................          1.7             1.7           (2.6)           -
   Amortization of transition (asset)
     obligation.............................        (11.5)          (11.5)           0.3            2.3
   Recognized net actuarial gain............        (14.1)          (12.5)          (1.3)          (1.1)
                                              --------------- -------------- -------------- ---------------
                                              --------------- -------------- -------------- ---------------
   Net periodic benefit cost (income).......   $    (32.6)     $    (11.1)       $ (12.0)     $     5.5
                                              =============== ============== ============== ===============

Effective January 1, 2000, the Company amended the method of determining postretirement health benefit plan contributions and terminated long-term care coverage for participants retiring on and subsequent to July 1, 2000. The result of these amendments decreased the postretirement benefit obligation by $31.8 million and was partially offset by the remaining portion of the original transition obligation. During 2001, the Company reclassified assets supporting non-qualified pension plan liabilities through a reduction in contractholder funds and an increase in invested assets.

For 2001 and 2000, the expected long-term rates of return on plan assets for pension benefits were 9.0% and 8.1%, respectively, on a pre-tax basis. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

For 2001 and 2000, the expected long-term rates of return on plan assets for other post-retirement benefits varied by benefit type and employee group and ranged from 7.8% to 9.3% and 8.0% to 8.1%, respectively, on a pre-tax basis.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 9% in 2001 and declines to an ultimate rate of 6% in 2011. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans.

A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

                                                                    1-percentage-point  1-percentage-point
                                                                         increase            decrease
                                                                    ------------------- -------------------

   Effect on total of service and interest cost components.......         $  5.3             $  (6.0)
   Effect on accumulated postretirement benefit obligation.......           50.1               (40.2)

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older. Eligible participants may contribute up to 20% of their compensation. The Company matches the participant's contribution at a 50% contribution rate up to a maximum Company contribution of 3% of the participant's compensation in 2001 and 2000, and 2% of the participant's compensation in 1999. The defined contribution plan allows employees to choose among various investment options, including PFG's common stock. The Company contributed $17.9 million in 2001, $16.0 million in 2000 and $11.0 million in 1999 to these defined contribution plans.

As a result of the Principal Mutual Holding Company's demutualization, the defined contribution plans received $19.7 million in compensation, which was allocated to participant accounts.

13. Commitments and Contingencies

Leases

The Company, as a lessor, leases industrial, office, retail and other investment real estate properties under various operating leases. Rental income for all operating leases totaled $178.4 million in 2001, $292.5 million in 2000 and $356.8 million in 1999.

At December 31, 2001, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

                                                    Held for           Held for           Total rental
                                                      sale            investment          commitments
                                                ------------------ -----------------  ---------------------
                                                ------------------ -----------------  ---------------------

   2002.......................................        $  51.9            $  72.3              $124.2
   2003.......................................           49.5               60.0               109.5
   2004.......................................           46.5               49.0                95.5
   2005.......................................           40.3               38.5                78.8
   2006.......................................           36.7               25.7                62.4
   Thereafter.................................          202.3               57.7               260.0
                                                ------------------ -----------------  ---------------------
                                                ------------------ -----------------  ---------------------
   Total future minimum lease receipts........         $427.2             $303.2              $730.4
                                                ================== =================  =====================

The Company, as a lessee, leases office space, data processing equipment, corporate aircraft and office furniture and equipment under various operating leases. Rental expense for all operating leases totaled $57.9 million in 2001, $66.3 million in 2000 and $78.5 million in 1999. At December 31, 2001, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   2002..............................................................................         $  44.0
   2003..............................................................................            34.8
   2004..............................................................................            22.9
   2005..............................................................................            11.1
   2006..............................................................................             7.9
   Thereafter........................................................................            15.4
                                                                                        -------------------
                                                                                                136.1
   Less future sublease rental income on these noncancelable leases..................             0.5
                                                                                        -------------------
   Total future minimum lease payments...............................................          $135.6
                                                                                        ===================

Litigation

The Company is a plaintiff or defendant in actions arising out of its operations. The Company is, from time to time, also involved in various governmental and administrative proceedings. While the outcome of any pending or future litigation cannot be predicted, management does not believe that any pending litigation will have a material adverse effect on the Company's business, financial condition or results of operations. However, no assurances can be given that such litigation would not materially and adversely affect the Company's business, financial condition or results of operations.

Other companies in the life insurance industry have historically been subject to substantial litigation resulting from claims disputes and other matters. Most recently, such companies have faced extensive claims, including class-action lawsuits, alleging improper life insurance sales practices. Negotiated settlements of such class-action lawsuits have had a material adverse effect on the business, financial condition and results of operations of certain of these companies. The Company is currently a defendant in two class-action lawsuits which allege improper sales practices.

In 2000, the Company reached an agreement in principle to settle these two class-action lawsuits alleging improper sales practices. In April 2001, the proposed settlement of the class-action lawsuits received court approval. In agreeing to the settlement, the Company specifically denied any wrongdoing. The Company has accrued a loss reserve for its best estimate based on information available. As uncertainties continue to exist in resolving this matter, it is reasonably possible that, as the actual cost of the claims subject to alternative dispute resolution becomes available, the final cost of settlement could exceed the Company's estimate. The range of any additional cost related to the settlement cannot be presently estimated; however, the Company believes the settlement will not have a material impact on its business, financial condition or results of operations. A number of persons and entities who were eligible to be class members have excluded themselves from the class (or "opted out"), as the law permits them to do. The Company has been notified that some of those who opted out from the class will file lawsuits and make claims similar to those addressed by the settlement. Some of these lawsuits are presently on file.

Insurance Guaranty Assessments

The Company is also subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against life and health insurance companies for the benefit of policyholders and claimants in the event of insolvency of other life and health insurance companies. The assessments may be partially recovered through a reduction in future premium taxes in some states. The Company believes such assessments in excess of amounts accrued would not materially affect its financial condition or results of operations.

Securities Held for Collateral

The Company held $759.9 million in mortgage-backed securities in trust at December 31, 2001, to satisfy collateral requirements associated with the Company's mortgage banking segment and derivatives credit support agreements.

14. Stockholder's Equity

Common Stock

The Company has one class of common stock ($.01 par value, 5.0 million shares authorized, 2.5 million issued and outstanding) wholly owned indirectly by PFG.

Treasury Stock

As a result of the demutualization, the Company's ultimate parent, PFG, issued
363.7 thousand shares of its common stock with a value of $6.7 million to rabbi trusts held by the Company for certain benefit plans. These shares were reported as treasury stock and additional paid-in capital in the consolidated statement of stockholder's equity at December 31, 2001.

Other Comprehensive Income

Comprehensive income (loss) includes all changes in stockholder's equity during a period except those resulting from investments by stockholders and distributions to stockholders.

The components of accumulated other comprehensive income are as follows (in millions):

                                                              Net
                                          Net unrealized    unrealized
                                         gains (losses)     gains(losses)   Foreign
                                              on               on           currency     Accumulated other
                                        available-for-sale  derivative     translation     comprehensive
                                           securities       instruments     adjustment      income (loss)
                                       ----------------- --------------------------------------------------
                                       ----------------- --------------------------------------------------

   Balances at January 1, 1999.......      $   742.3          $  3.6         $(28.9)        $   717.0
   Net change in unrealized gains
     (losses) on fixed maturities,
     available-for-sale..............       (1,375.1)            -              -            (1,375.1)
   Net change in unrealized gains
     (losses) on equity securities,
     available-for-sale, including
     seed money in separate accounts.         (131.7)            -              -              (131.7)
   Adjustments for assumed changes
     in amortization pattern:
       Deferred policy acquisition
         costs.......................          246.1             -              -               246.1
       Unearned revenue reserves.....          (29.5)            -              -               (29.5)
   Net change in unrealized gains/
     (losses) on derivative
     instruments.....................            -             (11.0)           -               (11.0)
   Provision for deferred income tax
     benefit.........................          449.2             3.9            -               453.1
   Change in net foreign currency
     translation adjustment..........            -               -            (31.1)            (31.1)
                                       ----------------- --------------------------------------------------
                                       ----------------- --------------------------------------------------
   Balances at December 31, 1999.....          (98.7)           (3.5)         (60.0)           (162.2)
   Net change in unrealized gains
     (losses) on fixed maturities,
     available-for-sale..............          722.0            -               -               722.0
   Net change in unrealized gains
     (losses) on equity securities,
     available-for-sale, including
     seed money in separate accounts.         (268.6)           -               -              (268.6)
   Adjustments for assumed changes
     in amortization pattern:
       Deferred policy acquisition
         costs.......................         (122.6)           -               -              (122.6)
       Unearned revenue reserves.....           15.2            -               -                15.2
   Net change in unrealized gains/
     (losses) on derivative
     instruments.....................            -             (1.3)            -                (1.3)
   Provision for deferred income tax
     benefit.........................         (121.9)           0.5             -              (121.4)
   Change in net foreign currency
     translation adjustment..........            -              -              27.0              27.0
                                       -------------------------------- --------------- ------------------
                                       -------------------------------- --------------- ------------------
   Balances at December 31, 2000.....          125.4           (4.3)          (33.0)             88.1


                                                              Net
                                          Net unrealized    unrealized
                                         gains (losses)     gains(losses)   Foreign
                                              on               on           currency     Accumulated other
                                        available-for-sale  derivative     translation     comprehensive
                                           securities       instruments     adjustment      income (loss)
                                       ----------------- --------------------------------------------------
                                       ----------------- --------------------------------------------------

   Balances at December 31, 2000.....      $   125.4         $ (4.3)         $(33.0)       $     88.1
   Net change in unrealized gains
     (losses) on fixed maturities,
     available-for-sale..............          510.7             -              -               510.7
   Net change in unrealized gains
     (losses) on equity securities,
     available-for-sale, including
     seed money in separate accounts.           (2.5)            -              -                (2.5)
   Adjustments for assumed changes
     in amortization pattern:
       Deferred policy acquisition
         costs.......................          (61.3)            -              -               (61.3)
       Unearned revenue reserves.....            4.3             -              -                 4.3
   Net change in unrealized gains
     (losses) on derivative
     instruments.....................            -             (46.0)           -               (46.0)
   Dividends to parent...............           (1.3)            -             11.1               9.8
   Provision for deferred income tax
     benefit.........................         (160.5)           16.1            -              (144.4)
   Change in net foreign currency
     translation adjustment..........            -               -             23.9              23.9
   Cumulative effect of accounting
     change, net of related income
     taxes...........................           20.9           (24.0)         (11.1)            (14.2)
                                       ----------------- --------------------------------------------------
                                       ----------------- --------------------------------------------------
   Balances at December 31, 2001.....      $   435.7          $(58.2)       $  (9.1)        $   368.4
                                       ================= ==================================================

The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years (in millions):

                                                                             December 31,
                                                                  2001           2000            1999
                                                             --------------- -------------- ---------------
                                                             --------------- -------------- ---------------
   Unrealized gains (losses) on available-for-sale                $491.2          $252.6        $(1,037.9)
     securities arising during the year.............
   Adjustment for realized gains (losses) on
     available-for-sale securities included in net
     income...........................................            (234.8)          (29.4)           189.9
                                                             --------------- -------------- ---------------
                                                             --------------- -------------- ---------------
   Unrealized gains (losses) on available-for-sale                $256.4          $223.2       $   (848.0)
     securities, as adjusted...........................
                                                             =============== ============== ===============

The above table is presented net of tax, related changes in the amortization patterns of deferred policy acquisition costs and unearned revenue reserves.

Dividend Limitations

Under Iowa law, Principal Life may pay stockholder dividends only from the earned surplus arising from its business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of Principal Life's policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2001 statutory results, Principal Life could pay approximately $640.3 million in stockholder dividends in 2002 without exceeding the statutory limitation.

In 2001 and 2000, Principal Life notified the Commissioner in advance of all stockholder dividend payments. Total stockholder dividends paid to its parent company in 2001 and 2000 were $734.7 million and $538.8 million, respectively.

In 1999, Principal Life notified the Commissioner in advance of all stockholder dividend payments and received approval for an extraordinary stockholder dividend of $250.0 million. Total stockholder dividends paid to its parent company in 1999 were $509.0 million.

15. Fair Value of Financial Instruments

The following discussion describes the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by the Company from public quotations, when available. Private placement securities and other fixed maturities and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments excluding equity investments in subsidiaries, cash and cash equivalents and accrued investment income in the accompanying consolidated statements of financial position approximate their carrying amounts.

Mortgage loan servicing rights represent the present value of estimated future net revenues from contractually specified servicing fees. The fair value was estimated with a valuation model using an internal prepayment model and discounted at a spread to London Inter-Bank Offer Rates.

The fair values of the Company's reserves and liabilities for investment-type insurance contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued). The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on the Company's incremental borrowing rate for similar borrowing arrangements.

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 2001 and 2000, are as follows (in millions):

                                                     2001                               2000
                                       ---------------------------------- ---------------------------------
                                       ---------------- ----------------- ---------------- ----------------
                                       Carrying amount        Fair        Carrying amount       Fair
                                                              value                              value
                                       ---------------- ----------------- ---------------- ----------------
                                       ---------------- ----------------- ---------------- ----------------
   Assets (liabilities)
   Fixed maturities , available-for-
     sale (see Note 4)...............       $29,007.4        $29,007.4         $26,142.1        $26,142.1
   Fixed maturities, trading (see
     Note 4).........................            17.8             17.8               -                -
   Equity securities, available-for-
     sale (see Note 4)...............           798.7            798.7             710.3            710.3
   Mortgage loans....................        10,884.6         11,164.6          11,325.8         11,575.0
   Policy loans......................           831.9            831.9             803.6            803.6
   Other investments.................           426.5            426.5             413.0            413.0
   Cash and cash equivalents.........         1,077.7          1,077.7             998.6            998.6
   Accrued investment income.........           593.5            593.5             530.4            530.4
   Mortgage loan servicing rights....         1,778.5          1,811.0           1,084.4          1,193.5
   Investment-type insurance
     contracts.......................       (23,286.8)       (23,642.4)        (22,818.6)       (22,688.9)
   Short-term debt...................        (1,378.4)        (1,378.4)         (1,339.9)        (1,339.9)
   Long-term debt....................          (617.6)          (613.7)           (672.3)          (649.8)

16. Statutory Insurance Financial Information

Principal Life prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the "State of Iowa"). Currently "prescribed" statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus is not material. The accounting practices used to prepare statutory financial statements for regulatory filings differ in certain instances from U.S. GAAP. Prescribed or permitted statutory accounting practices are used by state insurance departments to regulate Principal Life.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual was effective January 1, 2001. The State of Iowa adopted the provisions of the revised manual without modification. The revised manual has changed, to some extent, prescribed statutory accounting practices and has resulted in changes to the accounting practices that Principal Life uses to prepare its statutory-basis financial statements.

The net impact of these changes to Principal Life's statutory-basis capital and surplus as of January 1, 2001, was not significant.

Statutory net income and statutory surplus of Principal Life are as follows (in millions):

                                 As of or for the year ended December 31,
                                2001               2000              1999
                              -------------- ----------------- -----------------
                              -------------- ----------------- -----------------

   Statutory net income.......$   415.0          $   912.0         $   713.7
   Statutory surplus..........  3,483.8            3,356.4           3,151.9

Life and health insurance companies are subject to certain risk-based capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2001, Principal Life meets the RBC requirements.

17. Segment Information

The Company provides financial products and services through the following segments: U.S. Asset Management and Accumulation, Life and Health Insurance and Mortgage Banking. In addition, there is a Corporate and Other segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The U.S. Asset Management and Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals and provides asset management services to the Company's asset accumulation business, the life and health insurance operations and third-party clients.

The Life and Health insurance segment provides individual life and disability insurance to the owners and employees of businesses and other individuals in the U.S. and provides group life and health insurance to businesses in the U.S.

The Mortgage Banking segment originates and services residential mortgage loan products for customers primarily in the U.S.

The Corporate and Other segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate and Other segment primarily reflect financing activities for the Company, income on capital not allocated to other segments, intersegment eliminations and non-recurring or other income or expenses not allocated to the segments based on review of the nature of such items. This segment also includes international operations that offer retirement products and services, annuities, mutual funds and life insurance through subsidiaries in Argentina, Chile, Mexico and Hong Kong. Over the past two years, the Company disposed of, distributed or dividended essentially all of its international operations to its parent, PFSI, described further in Note 3.

The Corporate and Other segment includes an equity ownership interest in Coventry Health Care, Inc. The ownership interest was initiated through a transaction in 1998, described further in Note 3. The Corporate and Other segment's equity in earnings of Coventry Health Care, Inc., which was included in net investment income, was $19.8 million and $20.0 million for the years ended December 31, 2001 and 2000, respectively.

The Company evaluates segment performance on segment operating earnings, which excludes the effect of net realized capital gains and losses, as adjusted, and non-recurring events and transactions. Net realized capital gains, as adjusted, are net of tax, related changes in the amortization pattern of deferred policy acquisition costs, recognition of front-end fee revenues for sales charges on pension products and services, net realized capital gains credited to customers and certain market value adjustments to fee revenues. Segment operating revenues exclude net realized capital gains and their impact on recognition of front-end fee revenues. Segment operating earnings is determined by adjusting U.S. GAAP net income for net realized capital gains and losses, as adjusted, and non-recurring items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of the Company's results of operations by highlighting earnings attributable to the normal, recurring operations of the business. However, segment operating earnings are not a substitute for net income determined in accordance with U.S. GAAP.

In 2001, the Company excluded $31.1 million of non-recurring items, net of tax, from net income for the presentation of operating earnings. The non-recurring items included (1) the negative effects of (a) expenses related to the demutualization; (b) a cumulative effect of change in accounting principle related to the implementation of SFAS 133; and (c) an increase to a loss contingency reserve for sales practices litigation; and (2) the positive effect of investment income generated from the proceeds of the IPO.

In 2000, the Company excluded $101.0 million of non-recurring items, net of tax, from net income for the presentation of operating earnings. The non-recurring items included the negative effects of (a) a loss contingency reserve established for sales practices litigation; and (b) expenses related to the development of a plan of demutualization.

The accounting policies of the segments are similar to those as described in
Note 1, with the exception of capital allocation. The Company allocates capital to its segments based upon an internal capital model that allows management to more effectively manage the Company's capital.

The following table summarizes selected financial information by segment as of, or for the year ended, December 31 and reconciles segment totals to those reported in the consolidated financial statements (in millions):

                                   U.S. Asset       Life and
                                 Management and      Health      Mortgage      Corporate
                                  Accumulation     Insurance     Banking       and Other     Consolidated
                                 ---------------- -------------------------- -------------- ---------------
                                 ---------------- -------------------------- -------------- ---------------
   2001
   Revenues:
     Operating revenues........    $  3,712.2      $  3,946.4   $   714.4      $   142.8      $  8,515.8
     Net realized capital
       losses..................        (248.6)          (62.2)        -           (181.9)         (492.7)
     Plus recognition of
       front-end fee revenues..           1.5             -           -              -               1.5
     Less capital gains
       distributed as market
       value adjustment........         (14.9)            -           -              -             (14.9)
     Plus investment income
       generated from IPO
       proceeds................           -               -           -              6.3             6.3
                                 ---------------- -------------------------- -------------- ---------------
                                 ---------------- -------------------------- -------------- ---------------
   Revenues....................    $  3,450.2      $  3,884.2   $   714.4     $    (32.8)     $  8,016.0
                                 ================ ========================== ============== ===============
                                 ================ ========================== ============== ===============

   Net income:
     Operating earnings (loss).   $     349.0     $     201.2  $     99.6     $     56.9     $     706.7
     Net realized capital
       losses, as adjusted.....        (164.7)          (33.8)        -           (110.0)         (308.5)
     Non-recurring items.......         (10.8)            0.1         -            (20.4)          (31.1)
                                 ---------------- -------------------------- -------------- ---------------
                                 ---------------- -------------------------- -------------- ---------------
   Net income (loss)...........   $     173.5     $     167.5  $     99.6     $    (73.5)    $     367.1
                                 ================ ========================== ============== ===============
                                 ================ ========================== ============== ===============
   Assets......................     $68,507.0       $10,776.2    $2,718.8       $1,568.6       $83,570.6
                                 ================ ========================== ============== ===============
                                 ================ ========================== ============== ===============

   Other segment data:
     Revenues from external
       customers...............    $  3,416.9      $  3,888.3   $   714.4     $     (3.6)     $  8,016.0
     Intersegment revenues.....          33.3            (4.1)        -            (29.2)            -
     Interest expense..........           3.3             0.8         -             19.9            24.0
     Income tax expense
       (benefit)...............          (8.9)           86.2        62.5          (47.4)           92.4
     Amortization of goodwill
       and other intangibles...           3.4             4.1         0.8           (0.5)            7.8


                                   U.S. Asset       Life and
                                 Management and      Health      Mortgage      Corporate
                                  Accumulation     Insurance     Banking       and Other     Consolidated
                                 ---------------- -------------------------- -------------- ---------------
                                 ---------------- -------------------------- -------------- ---------------
   2000
   Revenues:
     Operating revenues........     $  3,431.6     $  4,122.6   $   359.4      $   344.8       $  8,258.4
     Net realized capital gains
       (losses)................          (53.8)          70.8         -            134.8            151.8
     Plus recognition of
       front-end fee revenues..            0.9            -           -              -                0.9
                                 ---------------- -------------------------- -------------- ---------------
                                 ---------------- -------------------------- -------------- ---------------
   Revenues....................     $  3,378.7     $  4,193.4   $   359.4      $   479.6       $  8,411.1
                                 ================ ========================== ============== ===============
                                 ================ ========================== ============== ===============

   Net income:
     Operating earnings                                 162.3        49.8
       (loss)..................     $    349.0    $            $              $     80.6      $     641.7
     Net realized capital gains
       (losses), as adjusted...          (35.9)          47.3         -             89.5            100.9
     Non-recurring items.......            -              -           -           (101.0)          (101.0)
                                 ---------------- -------------------------- -------------- ---------------
                                 ---------------- -------------------------- -------------- ---------------
   Net income (loss)...........    $     313.1    $     209.6  $     49.8     $     69.1      $     641.6
                                 ================ ========================== ============== ===============
                                 ================ ========================== ============== ===============
   Assets......................      $65,756.3      $10,569.0    $1,556.3       $2,521.3        $80,402.9
                                 ================ ========================== ============== ===============
                                 ================ ========================== ============== ===============

   Other segment data:
     Revenues from external
       customers...............     $  3,349.6     $  4,196.9   $   359.4      $   505.2       $  8,411.1
     Intersegment revenues.....           29.0           (3.5)        -            (25.5)             -
     Interest expense..........            7.0            2.5         -            (12.2)            (2.7)
     Income tax expense........           97.5          104.7        26.9           19.7            248.8
     Amortization of goodwill
       and other intangibles...            1.0            7.7         0.8            2.2             11.7



                                   U.S. Asset       Life and
                                 Management and      Health      Mortgage      Corporate
                                  Accumulation     Insurance     Banking       and Other     Consolidated
                                 ---------------- -------------------------- -------------- ---------------
                                 ---------------- -------------------------- -------------- ---------------
   1999
   Revenues:
     Operating revenues........     $  3,404.5      $ 3,985.5   $   398.3      $   322.1      $  8,110.4
     Net realized capital gains
       (losses)................          (58.0)          16.0         -            498.6           456.6
     Less recognition of
       front-end fee revenues..           (1.0)           -           -              -              (1.0)
                                 ---------------- -------------------------- -------------- ---------------
                                 ---------------- -------------------------- -------------- ---------------
   Revenues....................     $  3,345.5     $  4,001.5   $   398.3      $   820.7      $  8,566.0
                                 ================ ========================== ============== ===============
                                 ================ ========================== ============== ===============

   Net income:
     Operating earnings                                   90.7       56.8
       (loss)..................    $     352.5    $            $               $   (10.7)    $     489.3
     Net realized capital gains
       (losses), as adjusted...          (35.4)          10.1         -            345.7           320.4
                                 ---------------- -------------------------- -------------- ---------------
   Net income (loss)...........    $     317.1    $     100.8  $     56.8      $   335.0     $     809.7
                                 ================ ========================== ============== ===============
                                 ================ ========================== ============== ===============
   Assets......................      $65,058.5      $10,070.8    $1,737.7       $2,570.1       $79,437.1
                                 ================ ========================== ============== ===============
                                 ================ ========================== ============== ===============

   Other segment data:
     Revenues from external
       customers...............     $  3,316.7     $  4,007.9   $   398.3      $   843.1      $  8,566.0
     Intersegment revenues.....           28.7           (6.4)        -            (22.3)            -
     Interest expense..........            2.1           (0.4)        -             28.6            30.3
     Income tax expense
       (benefit)...............          123.7           18.1        30.7          151.0           323.5
     Amortization of goodwill
       and other intangibles...            1.0            4.0         0.8            0.7             6.5

The Company operates in the U.S. and in selected markets internationally (including Chile, Mexico, Argentina and Hong Kong). The following table summarizes selected financial information by geographic location as of or for the year ended December 31 (in millions):

                                                        Long-lived
                                      Revenues            assets             Assets        Net income (loss)
                                  ----------------- -------------------------------------- ------------------
                                  ----------------- -------------------------------------- ------------------
   2001
   U.S.........................         $8,021.2            $552.8            $83,570.6          $388.7
   International...............             (5.2)              -                    -             (21.6)
                                  ----------------- -------------------------------------- ------------------
                                  ----------------- -------------------------------------- ------------------
   Total.......................         $8,016.0            $552.8            $83,570.6          $367.1
                                  ================= ====================================== ==================
                                  ================= ====================================== ==================

   2000
   U.S.........................         $8,174.2            $518.2            $79,719.1          $658.5
   International...............            236.9              47.1                683.8           (16.9)
                                  ----------------- -------------------------------------- ------------------
                                  ----------------- -------------------------------------- ------------------
   Total.......................         $8,411.1            $565.3            $80,402.9          $641.6
                                  ================= ====================================== ==================
                                  ================= ====================================== ==================

   1999
   U.S.........................         $8,293.8            $505.5            $78,087.3          $834.3
   International...............            272.2             104.9              1,349.8           (24.6)
                                  ----------------- -------------------------------------- ------------------
                                  ----------------- -------------------------------------- ------------------
   Total.......................         $8,566.0            $610.4            $79,437.1          $809.7
                                  ================= ====================================== ==================

Long-lived assets include property and equipment and goodwill and other intangibles.

The Company's operations are not materially dependent on one or a few customers, brokers or agents, and revenues, assets and operating earnings are attributed to geographic location based on the country of domicile the sales originate from.

18. Stock Compensation Plans

On May 21, 2001, PFG approved and adopted the Stock Incentive Plan, Board of Directors' Stock Plan ("Directors' Stock Plan") and Employee Stock Purchase Plan ("Stock Purchase Plan"). In addition, the Long Term Performance Plan was amended to utilize stock as an option for payment. The Plan of Conversion of Principal Mutual Holding Company for its demutualization restricts the ability to use stock as a form of payment for awards under the Long Term Performance Plan until at least six months following completion of the IPO.

Under the terms of the Stock Incentive Plan, grants may be non-qualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units and stock appreciation rights. On November 26, 2001, a one-time, grant of non-qualified stock options was made under the Stock Incentive Plan to essentially all employees, including career agents who are statutory employees.

The Stock Incentive Plan has options exercisable at November 26, 2004. Total options granted under this plan amounted to 3.7 million options in 2001. Options outstanding under the Stock Incentive Plan were granted at a price equal to the market value of PFG's common stock on the date of grant, cliff-vest after a three-year period for employees still employed or under contract and expire ten years after the grant date.

The Directors' Stock Plan provides for the grant of nonqualified stock options, restricted stock, or restricted stock units to PFG's non-employee directors. The total number of shares to be issued under this plan may not exceed 500,000 shares. Options granted under the Directors' Stock Plan have an exercise price equal to the fair market value of the common stock on the date of the grant and a term equal to the earlier of three years from the date the participant ceases to provide service or the tenth anniversary of the date the option was granted. Options vest quarterly over a one-year period unless services to PFG cease, at which time, all vesting stops. There were no options, shares of restricted stock, or restricted stock units granted under this plan in 2001.

PFG also maintains its Long Term Performance Plan, which provides the opportunity for eligible executives to share in the success of PFG, if specified minimum corporate performance objectives are achieved over a three-year period. In 2001, the Company recorded compensation expense of $11.1 million related to the plan.

Under PFG's Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG's common stock on a quarterly basis. The Stock Purchase Plan provides that eligible employees may contribute 10% of the employee's salary or a maximum of $10,000 to the plan during any year. Employees may purchase shares of PFG's common stock at a price equal to 85% of the share's fair market value as of the beginning or end of the quarter, whichever is lower. During 2001, employees purchased 320,406 shares under the Stock Purchase Plan at a price of 85% of the share's fair market value of $22.33 per share.

Pursuant to SFAS No. 123, Accounting for Stock-Based Compensation, PFG has elected to account for its stock option and stock purchase plans under the provisions of ABP Opinion No. 25, Accounting for Stock Issued to Employees, and, accordingly, employee options and stock purchases were excluded from compensation expense. However, compensation expense has been recognized for stock option awards issued to career agents using the fair value method as prescribed in FASB Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation - An Interpretation of APB Opinion No. 25. In 2001, the Company recorded compensation expense of $13,570 related to the plan. If PFG had adopted the fair value method of SFAS No. 123, the impact on the Company's results of operations would not have been significant.

19. Subsequent Event

On February 1, 2002, the Company sold its remaining stake of 15.1 million shares in Coventry Health Care, Inc. common stock and a warrant, exercisable for approximately 3.1 million shares of Coventry common stock. Total estimated proceeds from the completion of this transaction are $325.2 million and the Company will recognize an estimated net realized capital gain of $183.1 million during the first quarter of 2002.

20. Quarterly Results of Operations (Unaudited)

The following is a summary of unaudited quarterly results of operations for 2001 and 2000:

                                                    For the three months ended during 2001
                                         March 31          June 30        September 30      December 31
                                     ----------------- ---------------- ----------------- -----------------
                                     ----------------------------------------------------------------------
                                                                 (in millions)

   Premiums and other considerations     $1,035.7          $   827.8         $1,071.0         $   861.2
   Net investment income............        816.3              797.6            779.9             816.9
   Net realized capital gains
     (losses).......................        (72.5)             (97.6)           (79.7)           (242.9)
   Total revenue....................      2,115.3            1,888.6          2,148.1           1,864.0

   Benefits, claims, and settlement
     expenses.......................      1,351.9            1,165.4          1,398.6           1,176.5
   Income before taxes and
     cumulative effect of
     accounting change..............        162.5              146.8            148.7              12.2
   Cumulative effect of
     accounting change..............        (10.7)               -                -                 -
   Net income.......................        120.7              115.8            113.7              16.9



                                                    For the three months ended during 2000
                                         March 31          June 30        September 30      December 31
                                     ----------------- ---------------- ----------------- -----------------
                                     ----------------------------------------------------------------------
                                                                 (in millions)

   Premiums and other considerations      $1,014.4         $   978.3       $   876.3          $1,060.3
   Net investment income............         788.2             760.4           754.6             812.3
   Net realized capital gains
     (losses).......................          81.3             (37.0)           46.5              61.0
   Total revenue....................       2,185.4           1,989.8         2,002.8           2,233.1

   Benefits, claims, and
     settlement expenses............       1,319.7           1,311.5         1,151.4           1,364.5
   Income before taxes and
     cumulative effect of
     accounting change..............         306.3              70.9           254.0             259.2
   Cumulative effect of
     accounting change..............           -                 -               -                 -
   Net income.......................         211.3              51.0           190.4             188.9